As filed with the Securities and Exchange Commission on May 28, 1999

                                                      Registration No. 333-78789
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[x] Pre-Effective Amendment No. 1               [ ] Post-Effective Amendment No.

                             ORBITEX GROUP OF FUNDS
               (Exact Name of Registrant as specified in Charter)

                                 410 Park Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                                 (888) - ORBITEX
                        (Area Code and Telephone Number)

                                   ----------

                               Mr. James L. Nelson
                             Orbitex Group of Funds
                                 410 Park Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                   ----------

                                   copies to:

                          Leonard B. Mackey, Jr., Esq.
                               Rogers & Wells LLP
                                 200 Park Avenue
                            New York, New York 10166


It is proposed that this filing become effective on June 18, 1999 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Orbitex Focus 30 Fund Class D shares of beneficial interest, no par value

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith.


================================================================================

                         FORM N-14 CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)


                Part A Item No. and Caption                             Prospectus/Proxy Statement Caption
                ---------------------------                             ----------------------------------
Item 1.      Beginning of Registration Statement and         Cover Page; Cross Reference Sheet
             Outside Front Cover Page of Prospectus

Item 2.      Beginning and Outside Back Cover Page of        Table of Contents
             Prospectus

Item 3.      Synopsis Information and Risk Factors           Synopsis;   Risk  Factors;   Introduction;   Comparative
                                                             Investment Policies and Styles

Item 4.      Information About the Transaction               Synopsis;  Reasons  for the  Reorganization;  Procedures
                                                             for the Reorganization;  Certain Comparative Information
                                                             About Maryland funds and Delaware funds;  Required Vote;
                                                             Annex A (Reorganization  Agreement)

Item 5.      Information About the Registrant                Cover Page;  Synopsis;  Reasons for the  Reorganization;
                                                             Comparative  Investment Policies and Styles; The Orbitex
                                                             Group of  Funds;  Description  of the  Orbitex  Focus 30
                                                             Fund; Additional  Information About the Orbitex Group of
                                                             Funds

Item 6.      Information About the Company Being Acquired    Cover Page;  Synopsis;  Reasons for the  Reorganization;
                                                             Comparative  Investment  Policies  and  Styles;  Certain
                                                             Comparative   Information   About   Maryland  funds  and
                                                             Delaware  funds;  Recommendation  of the  ASM  Board  of
                                                             Directors

Item 7.      Voting Information                              Synopsis;  Reasons  for  the  Reorganization;   Required
                                                             Vote; Recommendation of the ASM Board of Directors

Item 8.      Interest of Certain Persons and Experts         Security Ownership of Certain Beneficial Owners

Item 9.      Additional Information Required for             Not Applicable
             Reoffering By Persons Deemed to be
             Underwriters

                Part B Item No. and Caption                  Statement of Additional Information Caption
                ---------------------------                  -------------------------------------------
Item 10.     Cover Page                                      Cover Page

Item 11.     Table of Contents                               Financial  Statements of the  Registrant and the Company
                                                             being  acquired,  including the Statements of Additional
                                                             Information  contained therein,  are incorporated herein
                                                             by reference

Item 12.     Additional Information About the Registrant     Description of  Securities,  Other  Investment  Policies
                                                             and  Risk  Considerations;  Management  of  the  Orbitex
                                                             Group  of  Funds;   Principal   Holders  of  Securities;
                                                             Investment     Management     and    Other     Services;
                                                             Administrator;   Distribution   of   Shares;   Brokerage
                                                             Allocation and Other Practices;  Purchase and Redemption
                                                             of Securities Being Offered;  Determination of Net Asset
                                                             Value;  Taxes;  Organization  of the  Orbitex  Group  of
                                                             Funds;  Independent  Accountants;   Legal  Matters;  The
                                                             Statement of Additional  Information of the  Registrant,
                                                             as filed with the SEC on August 18,  1999 as part of the
                                                             Post-Effective  Amendment to its Registration  Statement
                                                             on Form N-1A

Item 13.     Additional Information About the Company        Financial  Statements of the Company being  acquired are
             Being Acquired                                  incorporated  herein by  reference  to the  Statement of
                                                             Additional Information of that Company

Item 14.     Financial Statements                            Financial  Statements of the Registrant contained in the
                                                             annual  report of the  Registrant  for the  fiscal  year
                                                             ended April 30,  1998 and its semi-annual report for the
                                                             period  ended  October  31,  1998,  each as  attached as
                                                             Appendix D to the Proxy Statement/Prospectus

                Part C Item No. and Caption                  Other Information Caption
                ---------------------------                  -------------------------
Item 15.     Indemnification                                 Indemnification:  Incorporated  by  reference  to part A
                                                             caption "Certain Comparative  Information About Maryland
                                                             funds and  Delaware  funds -- Liability  of  Directors in
                                                             Maryland and Trustees in Delaware"

Item 16.     Exhibits                                        Exhibits

Item 17.     Undertakings                                    Undertakings

                             ASM INDEX 30 FUND, INC.
                                 410 Park Avenue
                            New York, New York 10022

                                                                    May __, 1999

Dear Stockholder:

     A special meeting of stockholders of ASM Index 30 Fund, Inc., a Maryland corporation ("ASM"), will be held at the principal executive offices of ASM at 410 Park Avenue, New York, New York 10022, on July 2, 1999, at 12:00 p.m. local time (the "Special Meeting"). Formal notice of the Special Meeting appears on the next page and is followed by the Proxy Statement/Prospectus.

     In the attached Proxy Statement/Prospectus, stockholders are being requested to consider and approve the proposed merger (the "Reorganization") of ASM with and into the Orbitex Focus 30 Fund (the "New Orbitex Fund"), a separate, newly-created series of Orbitex Group of Funds, a business trust organized under the laws of the State of Delaware (the "Orbitex Group of Funds"), pursuant to an Agreement and Plan of Reorganization, dated as of April 26, 1999, as amended, by and between ASM and the Orbitex Group of Funds, whereby the New Orbitex Fund, as the surviving entity in the Reorganization, would succeed to and assume all of ASM's assets and liabilities. The New Orbitex Fund will generally have the same investment objectives and policies as ASM, except that the New Orbitex Fund will operate as an actively-managed fund. The value of each ASM stockholder's account with the New Orbitex Fund immediately after the Reorganization will be the same as the value of such stockholder's account with ASM immediately prior to the Reorganization. The Reorganization will qualify as a tax-free reorganization.

     Orbitex Management, Inc., a New York corporation ("Orbitex Management"), has served as the interim investment adviser to ASM since March 1, 1999, pursuant to an interim investment advisory agreement (the "Interim Orbitex Agreement") approved by the Board of Directors of ASM (the "Board"). The Board made this appointment after it terminated the engagement of Vector Index
Advisors, Inc. ("Vector") as ASM's investment adviser, following Vector's announcement that it was planning to file for protection under the U.S. bankruptcy laws. The Reorganization is designed to permit ASM to become part of the Orbitex Group of Funds, which Orbitex Management also serves as investment adviser. As part of the Orbitex Group of Funds, ASM would have the benefits of certain economies with respect to administrative expenses and of being marketed together with the other funds in the Orbitex Group of Funds.

     The Interim Orbitex Agreement terminates by law on July 1, 1999, unless earlier terminated upon 60 days' notice by either ASM or Orbitex Management. Orbitex Management has explicitly advised the Board that it will not continue as adviser to ASM if ASM's stockholders fail to approve the Reorganization. Orbitex Management has, however, agreed that if ASM's stockholders fail to approve the Reorganization by the requisite vote, it will continue to serve as interim investment adviser to ASM for a reasonable period of time until a replacement adviser is selected or until ASM is liquidated. The Board believes that in such a case the prospects of finding a replacement adviser under such circumstances and time constraints would be difficult. Thus, a failure to approve the Reorganization by the requisite vote likely will result in a proposal to liquidate ASM, subjecting ASM and its shareholders to further expenses and consequences of the liquidation process.

     After careful consideration, the Board has unanimously approved the Reorganization and recommends that you read the enclosed materials carefully and then vote "FOR" the Reorganization. It is important that you sign and return your proxy card because approval of the Reorganization requires a specific number of affirmative votes.

     You are cordially invited to attend the Special Meeting. If you do not expect to attend the Special Meeting, the Board requests that you vote by taking a moment to sign and return your proxy cards in the enclosed postage paid return envelope. You may also vote by telephone at 1-800-690-6903 or through the internet at www.proxyvote.com by following the simple instructions on the Proxy card provided. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

                                     Sincerely,

                                     W. Keith Schilit
                                     Acting Chairman of the Board of Directors

                                   ----------

                                     PART A

                                   ----------

                             ASM INDEX 30 FUND, INC.
                                 410 Park Avenue
                            New York, New York 10022
                                 (800) 333-4276

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To be held on July 2, 1999
           -----------------------------------------------------------

     To the stockholders of ASM Index 30 Fund, Inc.:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Special Meeting") of ASM Index 30 Fund, Inc., a Maryland corporation ("ASM"), will be held at the principal executive offices of ASM at 410 Park Avenue, New York, New York 10022 on July 2, 1999, at 12:00 p.m., local time, for the following purposes:

I. To consider and approve a reorganization (the "Reorganization") in which ASM will be merged with and into the ORBITEX Focus 30 Fund (the "New Orbitex Fund"), a separate, newly-created series of Orbitex Group of Funds, a business trust organized under the laws of the State of Delaware (the "Orbitex Group of Funds"), pursuant to an Agreement and Plan of Reorganization, dated as of April 26, 1999, as amended (the "Reorganization Agreement"), by and between the Orbitex Group of Funds and ASM, whereby the New Orbitex Fund, as the surviving entity in the Reorganization, will succeed to all of ASM's assets, in exchange for which each share of common stock, par value $0.001 per share, of ASM outstanding (the "ASM Common Stock") will represent one no par, Class D share of beneficial interest of the New Orbitex Fund and the New Orbitex Fund will assume all of ASM's liabilities.

II. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     ASM's stockholders of record as of the close of business on May 28, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. On the Record Date, [_____________] shares of ASM common stock were issued and outstanding and entitled to vote.

     A copy of the  Reorganization  Agreement  is  attached as Appendix A to the
attached   Proxy   Statement/Prospectus   and   forms  a  part  of  such   Proxy
Statement/Prospectus.

     THE BOARD HAS UNANIMOUSLY APPROVED THE REORGANIZATION AS BEING IN THE BEST INTEREST OF ASM'S STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE REORGANIZATION.

     STOCKHOLDERS ARE ENCOURAGED TO VOTE PROMPTLY BY EXECUTING AND RETURNING IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY. STOCKHOLDERS MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE SIMPLE INSTRUCTIONS ON THE PROXY CARD PROVIDED. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO ASM AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                       BY THE ORDER OF THE BOARD OF DIRECTORS

                                       M. Fyzul Khan
May __, 1999                           Secretary

                              ---------------------

                           PROXY STATEMENT/PROSPECTUS

                              ---------------------

                             ORBITEX GROUP OF FUNDS
                                 410 Park Avenue
                            New York, New York 10022
                                  (800)-ORBITEX

                             ASM INDEX 30 FUND, INC.
                                 410 Park Avenue
                            New York, New York 10022
                                 (800) 333-4276

                              ---------------------


     This Proxy Statement/Prospectus, dated May __, 1999, is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of ASM Index 30 Fund, Inc., a Maryland corporation ("ASM"), for use at a special meeting of the stockholders of ASM to be held in connection with the proposed merger (the "Reorganization") of ASM with and into the ORBITEX Focus 30 Fund (the "New Orbitex Fund"), a separate, newly created series of the Orbitex Group of Funds, a business trust organized under the laws of the State of Delaware (the "Orbitex Group of Funds"), at the principal executive offices of ASM at 410 Park Avenue, New York, New York 10022 on July 2, 1999, at 12:00 p.m., local time (including any adjournment or postponement thereof, the "Special Meeting"). It is expected that the Notice of Special Meeting of Stockholders, this Proxy Statement/Prospectus and the accompanying materials will first be mailed to stockholders on or about May __, 1999. The terms of the Reorganization are set forth in detail in the section entitled "Synopsis" contained of this Proxy Statement/Prospectus. ASM'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL DESCRIBED IN THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS.

         The following documents contain additional information about the Orbitex Group of Funds and ASM and are incorporated herein in their entirely by reference.

     1. The Statement of Additional Information regarding the Orbitex Group of Funds. The Statement of Additional Information may be obtained without charge by writing or calling the Orbitex Group of Funds at the address or telephone number listed above.

     2. The Current Prospectus of ASM, as filed with the SEC on April 23, 1999 as part of the Post-Effective Amendment to its Registration Statement on Form N-1A. Such Current Prospectus may be obtained without charge by writing to ASM Index 30 Fund, Inc., c/o Mutual Fund Services Co., Inc. ("MFS"), P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017, or by calling 1-800-333-4276.

     3. The Annual Report of ASM for the fiscal year ended October 31, 1998. Such Annual Report may be obtained without charge by writing or calling MFS at the address or telephone number listed above.

     Information about the Orbitex Group of Funds (including the Statement of Additional Information described above) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

     This Proxy Statement/Prospectus provides you with detailed information about the proposed Reorganization that a prospective investor ought to know before voting. We encourage you to read this entire document carefully and retain it for future reference. and is incorporated herein by reference.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
I.    SYNOPSIS.................................................................3

      A.       Questions and Answers About the Reorganization..................3

      B.       ASM.............................................................5

      C.       The New Orbitex Fund............................................6

      D.       The Orbitex Group of Funds......................................7

      E.       The Reorganization..............................................7

      F.       The Special Meeting of Stockholders.............................8

II.   RISK FACTORS.............................................................9

III.  COMPARATIVE SUMMARY OF INVESTOR COSTS....................................9

IV.   THE PROPOSAL: TO CONSIDER AND APPROVE THE REORGANIZATION................11

      A.       Introduction...................................................11

      B.       Reasons For The Reorganization.................................11

      C.       Procedures for the Reorganization..............................12

      D.       Description of the New Orbitex Fund Agreement..................13

      E.       Comparative Investment Policies and Styles.....................14

      F.       The Orbitex Group of Funds.....................................15

      G.       Certain Comparative Information about Maryland funds and
               Delaware funds.................................................15

      H.       No Dissenters' Rights of Appraisal.............................18

      I.       Federal Income Tax Consequences................................18

      J.       Accounting Consequences........................................18

      K.       Expenses.......................................................18

      L.       Required Vote..................................................18

      M.       Recommendation of the ASM Board of Directors...................18

V.    ADDITIONAL INFORMATION ABOUT THE ORBITEX GROUP OF FUNDS.................19

VI.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.........................35

VII.  OTHER MATTERS...........................................................35

VIII. ADDITIONAL INFORMATION..................................................35

I.   SYNOPSIS

     The following summary is qualified in its entirety by the more detailed information contained in other parts of this Proxy Statement/Prospectus. We urge you to review this entire Proxy Statement/Prospectus.

A.   Questions and Answers About the Reorganization

Q:   What is the purpose of the Reorganization?

A: The principal purpose of the reorganization is to permit Orbitex Management to continue to serve as investment adviser. Orbitex Management replaced our previous investment adviser. Orbitex Management was selected by ASM's board of directors after a careful review of candidates for the position and is already serving as interim investment adviser to ASM pending completion of the Reorganization.

Q: Why doesn't ASM simply sign a new investment advisory agreement with Orbitex Management?

A: The corporate structure that will result from the Reorganization will be consistent with the way Orbitex Management serves its other existing mutual fund clients and, therefore, will allow Orbitex Management to serve the New Orbitex Fund more efficiently than if it were to continue serving ASM in its current form.

Q:   What are the benefits of the proposed Reorganization?

A:   We believe the reorganization should offer the following benefits:

     o    The   Reorganization   will  ensure  the  continued  services  of  our
          investment  adviser  (Orbitex   Management),   which  has  substantial
          resources and capabilities.

     o Holders of Class D shares of beneficial interest in the New Orbitex Fund will have the benefit of exchange privileges with Class A shares of beneficial interest in the Orbitex Group of Funds.

     o The New Orbitex Fund, as part of the Orbitex Group of Funds, will have the benefit of marketing and administrative resources significantly greater than those available to ASM in the past.

     o Because the New Orbitex Fund's investment policies permit the use of options and futures contracts, it has the potential to deliver higher returns.

     o While the expense ratio of managing the New Orbitex Fund in respect of the Class D shares is likely to be higher than ASM's has been, the overall expenses of managing the New Orbitex Fund can be spread over the several classes of securities, in addition to the Class D shares, that are to be issued by the New Orbitex Fund in the future.

Q: What are the differences between the investment objectives and policies of the New Orbitex Fund and ASM.

A: The New Orbitex Fund will have a different management style from ASM. Rather than continue to operate as an index-style fund as has ASM, the Board believes that it is in the best interests of the ASM Stockholders to employ the investment style of the New Orbitex Fund as an actively-managed fund. Accordingly, while the New Orbitex Fund will invest primarily in the 30 companies that comprise the Dow Jones Industrial Average (the "DJIA"),(1) Orbitex Management does not intend to invest in an equal

----------
(1) "Dow Jones Industrial Average" and "DJIA" are the property of Dow Jones & Company, Inc. The New Orbitex Fund is neither affiliated with, nor endorsed by, Dow Jones & Company, Inc.

     number of shares of each such company. Instead, Orbitex Management intends to adjust the weighting of the New Orbitex Fund's investments among the 30 companies in an attempt to increase the return of the New Orbitex Fund by investing a greater portion of the New Orbitex Fund's assets in those companies in the DJIA that Orbitex Management believes will perform better than other companies in the DJIA and reducing the weighting of those companies that Orbitex Management believes will perform worse. Orbitex Management will also be authorized to invest up to 10% of the New Orbitex Fund's assets in the securities of the companies that are not included in the DJIA but are included in the S&P 500 Index (the "S&P 500").(2) In addition, the Board believes that the New Orbitex Fund's assets may be invested more effectively if the New Orbitex Fund is permitted to use a portion of its assets to engage in option and futures transactions (collectively, "Derivative Transactions").

Q:   What will happen if the Reorganization is not completed?

A: We believe that if the proposed Reorganization is not completed, it is likely that ASM will be forced to liquidate. ASM's interim investment advisory agreement with Orbitex Management provides that if the Reorganization is not approved by the requisite vote of ASM's stockholders, Orbitex Management will not be required to continue to provide investment advisory services to ASM beyond a reasonable transitional period required for ASM to retain another adviser or liquidate. ASM's board of directors believes that, in that situation, it is unlikely ASM would be able to retain another investment adviser and so the probable result would be a liquidation of ASM.

Q:   What are the detriments of the proposed Reorganization?

A:   We expect the Reorganization to have the following detriments:

     o The expense ratio of the New Orbitex Fund in respect of the Class D shares is likely to be higher than ASM's has been.

     o Because the New Orbitex Fund's investment policies permit the use of options and futures contracts, it will be subject to greater risk of loss.

     o Because the New Orbitex Fund will not invest its assets solely in the securities of the companies that comprise the Dow Jones Industrial Average ("DJIA") and will not invest in the securities of the companies that comprise the DJIA in the same manner as ASM, the performance of the New Orbitex Fund will not track the performance of the DJIA as closely as the performance of ASM was intended to track the performance of the DJIA.

Q:   What will happen to the ASM shares in my account?

A: The ASM shares in your account (including fractional shares) will be converted into an identical number of shares (or fractions thereof) in the New Orbitex Fund. The net asset value per share will be the same immediately after the Reorganization as it was immediately before the Reorganization.

Q:   What do I need to do now?

A: Just vote your shares as soon as possible by mail by signing and returning the proxy card in the enclosed envelope, or by telephone at 1-800-690-6903 or through the internet at www.proxyvote.com by following the simple instructions on the proxy card, so that your shares can be voted at the special stockholders' meeting on July 2, 1999.

----------
(2) "S&P 500 Index" and "S&P 500" are registered trademarks of McGraw-Hill Co., Inc. The New Orbitex Fund is neither affiliated with, nor endorsed by, McGraw-Hill Co., Inc.

Q:   When do we expect the Reorganization to be completed?

A: We hope to complete the Reorganization as quickly as possible after the stockholder vote.

Q:   Who can help answer my questions?

A:   If you have more questions about the Reorganization, you should contact:

     M. Fyzul Khan
     ASM Index 30 Fund, Inc.
     410 Park Avenue
     New York, New York 10022
     Telephone:     (212) 891-7900
     Fax:           (212) 891-7939

Q:   Can I change my vote after I have mailed my signed proxy card?

A: Yes. You can change your vote at any time before your proxy is voted at the special stockholders' meeting. You can do this in one of three ways. First, you can send a written notice stating that you revoke your proxy. Second, you can complete and submit a new proxy card, dated a later date than the first proxy card. Third, you can attend the meeting and vote in person. Your attendance at the meeting without voting will not, however, revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Q:   What are the tax consequences of the Reorganization?

A: We have structured the Reorganization so that neither ASM nor our stockholders will recognize any gain or loss for federal income tax purposes in the Reorganization. The closing of the Reorganization is conditioned, among other things, on the delivery of the legal opinion of counsel to the Orbitex Group of Funds as to the tax consequences as to ASM and ASM's stockholders.

B.   ASM

     ASM is a Maryland corporation registered as an investment company under the Investment Company Act of 1940, as amended. ASM's investment objective is to achieve total return through a combination of capital appreciation and current income. ASM limits its investments to the common stocks of the 30 companies that make up the well-known DJIA, all of which are listed on the New York Stock
Exchange. The stocks of these companies are widely known and represent major American corporations engaged in a variety of industries. ASM invests at least 95% of its assets in an equal number of shares of each of these 30 companies, without regard to the share prices of the individual stocks, with the goal of tracking the total return of the DJIA. The balance of any assets not invested in these companies is normally held in cash or cash equivalents. At April 26, 1999, ASM's net asset value was $27.2 million.

     ASM Stockholders may purchase shares of ASM without any sales charge directly from ASM or through an investment adviser, financial planner, broker, dealer or other investment professional. ASM Stockholders may buy shares at ASM's Net Asset Value ("NAV"), next computed after the close of business (currently 4:00 pm Eastern time) each day that the New York Stock Exchange ("NYSE") is open. The NAV is determined by dividing the value of ASM's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding. ASM's securities are valued each day at their market value, which usually means the last quoted sale price on the security's principal exchange on that day. ASM reserves the right to reject (and will return) large purchase orders it receives after 3:00 pm for purchases on that day.

     ASM Stockholders may exchange their shares (minimum: $2,500 initial, $100 per subsequent investment) for shares of the Flex-Funds Money Market Fund, provided such shares are offered in such ASM Stockholders' state of residence. The exchange request may be made by phone or by mail. All new accounts resulting from a share exchange will be subject to the same privileges as such ASM Stockholders' original account. Currently, there is no charge applicable for share exchanges. Such exchange of shares, however, is considered a taxable event for federal tax purposes. ASM may change, discontinue or temporarily suspend this exchange privilege during unusual market conditions or upon 60 days' notice to ASM Stockholders. In addition, ASM Stockholders may elect to automatically make investments in ASM ($100 minimum per transaction). There is no charge for this service; however, the transfer agent will impose a fee if sufficient funds are not available in such ASM Stockholders' account at the time of the automatic transaction.

     ASM Stockholders may sell their shares of ASM back to ASM at any time. The price per share will be the next NAV determined after such ASM Stockholder's request is accepted in good order by ASM's transfer agent. Good order means that a written request must be signed by the shareholder(s) and, when required, the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association). No fees are imposed by ASM when shares are sold unless such ASM Stockholder has purchased and redeemed shares six times within the last year. ASM Stockholders may redeem by telephone up to 3:00 p.m. EST. ASM Stockholders may redeem shares only on days when the NYSE is open, which is normally weekdays except for certain holidays. Currently, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

C.   The New Orbitex Fund

     The New Orbitex Fund was organized as a separate fund within the Orbitex Group of Funds. The number of Class D shares of beneficial interest of the New Orbitex Fund issued in the Reorganization will correspond to the number of shares of ASM Common Stock issued and outstanding under Maryland law immediately prior to the Reorganization. Class D shares will only be offered to the ASM stockholders. The Class D shares will be no-load and not subject to a sales or distribution ("Rule 12b-1") charge. The New Orbitex Fund will also offer Class A and Class B Shares.

     The New Orbitex Fund will continue to invest its assets in the 30 companies that comprise the DJIA. Orbitex Management, however, does not intend to invest in an equal number of shares of each such company. Instead, Orbitex Management intends to adjust the weighting of the New Orbitex Fund's investments among the 30 companies in an attempt to increase the return of the New Orbitex Fund by investing a greater portion of the New Orbitex Fund's assets in those companies in the DJIA that Orbitex Management believes will perform better than other companies in the DJIA and reducing the weighting of those companies that Orbitex Management believes will perform worse. Additionally, in an attempt to increase the return of the New Orbitex Fund, Orbitex Management is authorized to invest up to 10% of the New Orbitex Fund's assets in the securities of companies that are not included in the DJIA but are included in the S&P 500 Stock Index.

     Class D shares of the New Orbitex Fund are available only to individuals who are shareholders of ASM on the effective date of the Reorganization and to certain institutional investors. The minimum for subsequent investments in Class D Shares of the New Orbitex Fund by individual investors is $100. The New Orbitex Fund or Orbitex Management may waive or lower this minimum in certain cases. The price for the Class D shares will be based on the New Orbitex Fund's NAV plus any applicable sales charge. NAV is determined as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) every day that the NYSE is open. Orders are priced at the next NAV calculated after the New Orbitex Fund accepts an order. Like ASM, the New Orbitex Fund and its distributor reserves the right to reject any purchase for any reason and to cancel any purchase due to non-payment.

     Owners of Class D shares may exchange such shares for Class A shares of another fund in the Orbitex Group of Funds. If a new account is established by such an exchange, the exchanged shares must have a minimum value of $2,500. All subsequent exchanges must have a minimum value of $250 per fund. The Orbitex Group of Funds will value the exchanged shares at their respective NAV next determined after the receipt of the exchange request. Like ASM, the New Orbitex Fund will not impose an initial sales charge, redemption fee or penalty on exchanges. An exchange may have tax consequences to the owner of the shares. The New Orbitex Fund reserves the right to modify or terminate the exchange privilege upon sixty days' written notice to you.

     Owners of Class D shares may sell all or any part of their shares, subject to certain restrictions, to the New Orbitex Fund. Such shares are purchased at the NAV next computed following receipt of a sale request in good order. If, as a result of such a sale, an account value drops below $1,000, such owner of Class D shares may sell the remaining shares in its account. The New Orbitex Fund will allow at least 60 days thereafter for an owner of Class D shares to make an additional investment to bring its account value up to at least $1,000 before the New Orbitex Fund will process the redemption. Like ASM, there are no a contingent deferred sales charges imposed on redemptions of Class D shares of the New Orbitex Fund.

     The New Orbitex Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the New Orbitex Fund's assets). The securities will be chosen by the New Orbitex Fund and valued at the New Orbitex Fund's NAV. An owner of Class D shares may incur transaction expenses in converting these securities to cash. See the section entitled "Additional Information About the Orbitex Group of Funds" of this Proxy Statement/Prospectus for additional information.

D.   The Orbitex Group of Funds

     The Orbitex Group of Funds, like ASM, is an open-end management investment company. The Orbitex Group of Funds was established pursuant to an Agreement and Declaration of Trust, as amended, dated December 31, 1996. Currently, the Orbitex Group of Funds consists of three funds, the Orbitex Strategic Natural Resources Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Growth Fund. Each fund is a separate investment portfolio and has its own investment objectives, programs, policies and restrictions. The Orbitex Strategic Natural Resources Fund seeks capital growth through a flexible policy of investing in securities of companies engaged in natural resource industries and industries supportive to natural resource industries. The Orbitex Info-Tech & Communications Fund seeks superior long-term capital growth through selective investment in communication, information and related technology companies. The Orbitex Growth Fund seeks long-term growth of capital through investment in securities of companies of all sizes that offer potential for growth. Additionally, each fund offers two classes of shares: Class A Shares which have an initial sales charge and Class B Shares which have a deferred sales charge. Class A Shares have a front end load, and purchasers thereof pay a charge of up to 5.75% of the purchase price. Purchases of Class A Shares of $1 million or more are not subject to any front load sales charge, but may be subject to a 1.0% contingent sales charge if redeemed within one year. Class A Shares of a fund are subject to a service and distribution fee pursuant to Rule 12b-1 at the rate of 0.40% of the average daily net assets of the fund. Although there is no front end load sales charge for purchasers of Class B shares, there is a contingent deferred sales charge on shares redeemed within six years of purchase ranging from 5% in the first year to 1% in the sixth year. After the sixth year, Class B Shares convert to Class A Shares. Class B Shares of a fund are subject to service and distribution fees pursuant to Rule 12b-1 at the rate of 1.0% of the average daily net assets of the fund.

     Each fund is managed by Orbitex Management, a registered investment adviser under the Investment Advisers Act of 1940, which directs the day-to-day operations of each fund. The Orbitex Group of Funds principal executive offices are at 410 Park Avenue, New York, New York 10022 and its telephone number is 1-888-ORBITEX. Orbitex Management's principal executive offices are at 410 Park Avenue, New York, New York 10022.

E.   The Reorganization

In the Reorganization:

     o Each outstanding share of ASM's common stock (including fractional shares) will be converted into an equal number of Class D Shares (or fractions thereof) of the New Orbitex Fund.

     o The New Orbitex Fund will generally have the same investment objectives and policies as ASM except that the New Orbitex Fund will operate as an actively-managed fund, will be permitted to use options and futures contracts and will be authorized to invest up to 10% of its assets in the securities of the companies that are not included in the DJIA but are included in the S&P 500 Stock Index.

     o Orbitex Management will continue as the investment adviser to the New Orbitex Fund and will be entitled to an investment management fee at an annual rate equal to 0.75 of 1%.

     o The New Orbitex Fund will, by operation of law, succeed to all of ASM's assets and all of its liabilities.

     o ASM's existing board of directors will be replaced by the board of trustees of the Orbitex Group of Funds, none of whom is a member of ASM's board.

F.   The Special Meeting of Stockholders

Time, Place:                            ASM's special meeting of stockholders is
                                        scheduled to be held at 12:00 p.m., on July 2, 1999 at its principal executive offices at 410 Park Avenue, New York,
                                        New York 10022.

Record Date:                            ASM's board of  directors  has fixed the
                                        close of business on May 28, 1999 as the
                                        record date (the "Record  Date") for the
                                        determination   of  ASM's   stockholders
                                        entitled to notice of and to vote at the
                                        special meeting of stockholders.  On the
                                        Record Date,  [______________] shares of
                                        ASM's   common  stock  were  issued  and
                                        outstanding  and entitled to vote.  Each
                                        share is  entitled  to one vote and each
                                        fractional   share  is   entitled  to  a
                                        fractional vote. All voting rights are non-cumulative.

Required Vote:                          The affirmative vote of the holders of a
                                        majority of ASM's outstanding  shares of
                                        common  stock is required to approve the
                                        Reorganization  and  the  Reorganization
                                        Agreement.    Broker    non-votes    and
                                        abstentions will have the same effect as votes against the Reorganization.

Quorum: The presence, in person or by proxy, at the special meeting of one-third of ASM's shares of common stock outstanding on the record date is required for a quorum. Shares represented by abstentions or broker non-votes are counted for quorum purposes.

Voting of Proxies:                      If the proxy  card  furnished  with this
                                        Proxy  Statement/Prospectus  is properly
                                        signed and returned, or if you vote your
                                        proxy by telephone at  1-800-690-6903 or
                                        through       the       internet      at
                                        www.proxyvote.com   by   following   the
                                        simple instructions on the proxy card, it will be voted in accordance with the instructions on that proxy card. If no instructions are specified, the shares represented by the proxy card will be voted "FOR" the Reorganization.


Accountants:                            One   or   more    representatives    of
                                        PricewaterhouseCoopers LLP, independent accountants to ASM, will be available, if so requested by a stockholder, at the special meeting of stockholders of ASM to respond to appropriate questions from stockholders.

Recommendation of ASM's
Board of Directors:                     ASM's  Board  of  Directors  unanimously
                                        recommends     a    vote    "FOR"    the
                                        Reorganization.

II.  RISK FACTORS

     As an actively-managed fund and as a fund that is permitted to invest up to 10% of its assets in securities of companies that are not included in the DJIA but are included in the S&P 500, there will be an increased risk that the New Orbitex Fund's returns will deviate from the returns of the DJIA. For example, the New Orbitex Fund's returns may be worse than those of the DJIA if Orbitex Management's judgments and decisions regarding the relative weighting of the securities held of each of the 30 companies is incorrect. In addition, gains and losses on Derivative Transactions depend on Orbitex Management's ability to correctly predict the direction of securities prices or other factors. Risks in the use of these Derivative Transactions include: (a) the risk that securities prices or other factors affecting the value of ASM's investments do not move in the directions being hedged against, in which case ASM will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; (b) imperfect correlation between the prices of derivatives and the movements of the securities prices being hedged; (c) the possible absence of a liquid secondary market for any particular derivative at any time; (d) the potential loss if the counterpart to the transaction does not perform as promised; and (e) the possible need to defer closing out certain positions to avoid adverse tax consequences. In particular, the risk of loss from certain types of futures transactions is potentially unlimited.


III. COMPARATIVE SUMMARY OF INVESTOR COSTS

     The information set forth below shows what ASM's management and administrative fee, other expense and total operating expense ratios would have been for its most recent fiscal year if the proposed management fee payable to Orbitex Management had been in effect, based on ASM's assets as of April 26, 1999 of approximately $27.2 million.

--------------------------------------------------------------------------------

                        12 MONTHS ENDED DECEMBER 31, 1998

                          % OF AVERAGE
                         DAILY NET ASSETS         AMOUNT OF FEE    % CHANGE
                         ----------------         -------------    --------
MANAGEMENT FEE
         Present Fee              0.08%            $ 25,319.0
         Proposed Fee             0.75%            $237,365.0
                             ----------            ----------
         Difference               0.67%            $212,046.0         837%

ADMINISTRATIVE FEE
         Present Fee               N/A             $25,000.00
         Proposed Fee             0.10%            $31,649.00
                             ----------            ----------
         Difference                N/A             $ 6,649.00          27%

--------------------------------------------------------------------------------

     The following table describes the fees and expenses that an ASM Stockholder may pay in connection with an investment in ASM today and in the New Orbitex Fund on a pro forma basis.

--------------------------------------------------------------------------------------------------------------
Shareholder Fees                                                        ASM                 New Orbitex Fund
(Fees paid directly from your investment)                               Fund                Class D Pro Forma
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (load) on Purchases (as a percentage of            None                        None
offering price)
Sales Charge on Reinvested Dividends                                    None                        None
Redemption Fees                                                         None                        None
Exchange Fees                                                           None                        None

--------------------------------------------------------------------------------------------------------------
Annual Operating Expenses                                               ASM                  New Orbitex Fund
(Expenses that are deducted from fund assets)                           Fund                 Class D Pro Forma
--------------------------------------------------------------------------------------------------------------
Advisory Fee                                                            0.08%                        0.00%
Other Annual Expenses                                                   1.08%                        0.60%
---------------------                                                   -----                        -----
Total Fund Operating Expenses                                           1.16%(3)                     0.60%(4)


     The following example(5) indicates both for the current expenses of ASM and the pro-forma expenses of the New Orbitex Fund, the direct and indirect expenses an investor could expect to incur in a one-year, three-year, five-year and ten-year period, respectively:





                      One Year      Three Years     Five years        Ten Years
                      --------      -----------     ----------        ---------
Current ASM:           $118.0          $368.0         $638.0          $1,409.0

Pro-Forma of the
New Orbitex Fund:      $ 69.0          $412.0         $779.0          $1,812.0


----------
(3) Prior to March 1, 1999, ASM's prior adviser voluntarily agreed to waive fees and reimbursement expenses so that the expense ratio would not exceed 0.18%.

(4) Orbitex Management has agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the expense ratio of the New Orbitex Fund does not exceed 0.60 of 1% until January 1, 2000 and 0.75 of 1% until July 1, 2000.

(5) This example is based on the same hypothetical factors used by other funds in their prospectuses: a $10,000 investment, 5% total return each year and no change in expense levels. This example is the same whether an ASM Stockholder sold his or her shares at the end of the period or kept them. This example is for comparison only since actual returns and expenses will be different.

IV.  THE PROPOSAL: TO CONSIDER AND APPROVE THE REORGANIZATION

A.   Introduction

     On March 9, 1999, the Board of Directors of ASM (the "Board") unanimously approved, and recommended that the ASM Stockholders approve, the merger (the "Reorganization") of ASM into the Orbitex Focus 30 Fund (the "New Orbitex Fund"), a separate, newly-created series of the Orbitex Group of Funds, whereby the New Orbitex Fund will be the surviving entity, pursuant to an Agreement and Plan of Reorganization, dated April 26, 1999, as amended (the "Reorganization Agreement"), by and between ASM and the Orbitex Group of Funds substantially in the form attached hereto as Appendix A. Each ASM Stockholder will receive for his or her shares of ASM Common Stock an equal number of no par value, Class D shares of beneficial interest of the New Orbitex Fund (each an "NOF Share" and together the "NOF Shares"). (See "Federal Income Tax Consequences" below). The mailing address and principal executive offices of the Orbitex Group of Funds are located at 410 Park Avenue, New York, New York 10022.

B.   Reasons For The Reorganization

     Orbitex Management serves as interim investment adviser to ASM. The principal business address of Orbitex Management is 410 Park Avenue, New York, New York 10022. Orbitex Management is also adviser to the Orbitex Group of Funds. The principal purpose of the Reorganization is to permit Orbitex Management to continue to serve as investment adviser. Orbitex Management replaced ASM's previous investment adviser. On December 23, 1998, at a meeting of the independent directors of the Board, the directors voted to notify ASM's former advisor, Vector Index Advisers, Inc. ("Vector"), of the termination of the management agreement, dated November 1, 1997, by and between ASM and Vector (the "Vector Agreement"), effective sixty days after delivery of such notice of termination, following Vector's announcement that it planned to seek protection under the U.S. bankruptcy laws. In seeking a replacement for Vector, the Board interviewed several potential replacement advisers, including Orbitex Management. Orbitex Management agreed to serve as interim investment adviser to ASM and to assume Vector's obligation to ASM under an expense reimbursement receivable if, among other things, the Board would agree to recommend the Reorganization to the ASM Stockholders for consideration and approval. In evaluating Orbitex Management and the Reorganization, the Board reviewed materials furnished, and considered representations made, by Orbitex Management regarding its philosophy of management, performance expectations and methods of operation insofar as they related to ASM, and its prior performance as investment  adviser  to  the  Orbitex  Group  of  Funds.  In  selecting  Orbitex
Management and recommending the Reorganization for approval by the ASM Stockholders, the Board, considering the best interests of the ASM Stockholders, took into account all such factors as they deemed relevant, but gave no greater weight to any of the following factors. Among such factors were the following: nature, quality and extent of the services furnished by Orbitex Management; the proposed advisory fee and cap; the advantages and possible disadvantages to ASM of having a manager which also serves as adviser to other series within a fund; the investment record of Orbitex Management; the proposed modification of ASM's investment policy to allow for the possible future use of options and futures strategies; the investment of up to 10% of the New Orbitex Fund's assets in the securities of the companies that are not included in the DJIA but are included in the S&P Stock Index; possible economies of scale resulting from an enhanced distribution network and the elimination of duplicative fixed overhead expenses; comparative data as to advisory fees; the risks assumed by Orbitex Management; possible benefits to Orbitex Management from serving as manager to ASM; the financial resources of Orbitex Management; and the importance of obtaining high quality professional services for ASM.

     Orbitex Management currently serves as interim adviser pursuant to a management agreement, dated February 26, 1999 and effective March 1, 1999, by and between ASM and Orbitex Management (the "Interim Orbitex Agreement"). The Board approved the Interim Orbitex Agreement on February 26, 1999. The Interim Orbitex Agreement is permitted pursuant to Rule 15a-4 under the Investment
Company Act of 1940, as amended (the "1940 Act"). Rule 15a-4 allows an investment adviser to be retained by a fund in the event that the agreement between the fund's former investment adviser and the fund has been terminated. Under this rule, the newly-retained investment adviser to a fund is permitted to serve the fund under an investment advisory agreement that has not yet been approved by shareholders if (i) the agreement has been approved by the fund's governing board as specified in the 1940 Act, (ii) the compensation to be received by the investment adviser does not exceed the compensation paid to the former investment adviser and (iii) the agreement is approved by shareholders within the

120 day period following the termination of the prior agreement. The terms and conditions of the Interim Orbitex Agreement are substantially the same as those of the Vector Agreement; however, Orbitex has not continued Vector's voluntary agreement to limit ASM's expenses to 0.18% of the average daily net assets of ASM. Under the Interim Orbitex Agreement, Orbitex Management maintains a continuous investment program for ASM by making decisions and placing orders to buy, sell or hold particular securities. Orbitex Management also supervises all matters relating to the operation of ASM and obtains its corporate officers, clerical staff, office space, equipment and services. Under the Interim Management Agreement, Orbitex Management is entitled to receive a monthly fee at an annual rate of 0.08 of 1% of ASM's average daily net assets for services provided to ASM. In addition to the fee payable to Orbitex Management, ASM is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage and futures commissions; (iii) insurance premiums; (iv) compensation and expenses of directors other than those affiliated with Orbitex Management;
(v)  legal  and  audit  expenses;  (vi)  fees  and  expenses  of the  custodian, shareholder servicing agent and transfer agent; (vii) fees and expenses for registration or qualification of ASM and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholders' meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xi) such non-recurring expenses as may arise, including litigation affecting ASM and the legal obligations with respect to which ASM may have to indemnify its officers and directors.

     The Interim Orbitex Agreement terminates pursuant to the provisions of Rule 15a-4 discussed above on July 1, 1999, unless earlier terminated by either ASM or Orbitex Management upon 60 days' notice to the other party. Orbitex Management has explicitly advised the Board that it will not continue as adviser to ASM if the ASM Stockholders fail to approve the Reorganization. Orbitex Management has, however, agreed that if the ASM Stockholders fail to approve the Reorganization by the requisite vote, it will continue to serve as interim investment adviser to ASM for a reasonable period of time until a replacement adviser is selected or until ASM is liquidated. The Board believes that finding a replacement adviser under such circumstances and time constraints would be difficult. Thus, a failure to approve the Reorganization by the requisite vote will likely result in a proposal to liquidate ASM, subjecting ASM and its shareholders to further expenses and consequences of the liquidation process.

C.   Procedures for the Reorganization

     In order to accomplish the Reorganization, the New Orbitex Fund was organized as a separate fund within the Orbitex Group of Funds. The number of NOF Shares corresponds to the number of shares of ASM Common Stock issued and outstanding on the Record Date under Maryland law. Prior to the proposed Reorganization, the New Orbitex Fund will have nominal assets and no liabilities. The obligations of each of ASM and the Orbitex Group of Funds to consummate the Reorganization are conditioned upon several customary conditions having been satisfied, including without limitation the approval of the Reorganization by the requisite number of ASM Stockholders and the effectiveness of the Orbitex Group of Fund's post-effective amendment to its registration statement under the Securities Act of 1933, as amended, relating to the New Orbitex Fund. At the effective time of the Reorganization as defined in the Reorganization Agreement (the "Effective Time"), ASM will be merged with and into the New Orbitex Fund, as a result of which the New Orbitex Fund, as the surviving entity in the Reorganization, will acquire and assume all of ASM's assets and liabilities. Each share of ASM Common Stock outstanding (including fractional shares) prior to the Reorganization will represent one NOF Share (or fraction thereof) after the Reorganization. The value of each ASM Stockholder's account with the New Orbitex Fund immediately after the Reorganization will be the same as the value of such ASM Stockholder's account with ASM immediately prior to the Reorganization.

     It will not be necessary for holders of certificates representing shares of ASM Common Stock to exchange their certificates for new certificates representing the NOF Shares following consummation of the Reorganization. New certificates will not be issued by the Orbitex Group of Funds after the Reorganization to the ASM Stockholders unless specifically requested in writing. ASM Stockholders who have not been issued certificates and whose shares are held in an open account will automatically have those shares transferred to an open account of the New Orbitex Fund and designated as NOF Shares.

     At the Effective Time, an investment advisory agreement in the form attached hereto as Appendix B (the "New Orbitex Fund Agreement"), by and between the Orbitex Group of Funds and Orbitex Management, in respect of the New Orbitex Fund will become effective.

D.   Description of the New Orbitex Fund Agreement

     The New Orbitex Fund Agreement between the Orbitex Group of Funds and Orbitex Management in respect to the New Orbitex Fund is similar to the management agreement currently in place between the Orbitex Group of Funds and Orbitex Management in respect of each of the other funds in the Orbitex Group of Funds. The provisions of the New Orbitex Fund Agreement provide that Orbitex Management will render investment supervisory and corporate administrative services to the New Orbitex Fund, subject to the general supervision of the trustees of the Orbitex Group of Funds (the "Trustees") and the stated policies of the New Orbitex Fund. It will be the responsibility of Orbitex Management to perform, or supervise the performance of, services in connection with the New Orbitex Fund, including (i) the development of a continuing program for the management of the New Orbitex Fund's assets; (ii) the placement of buy, sell or exchange orders, or other trade in portfolio securities and other assets; (iii) the placement of orders and the negotiation of commissions for the execution of transactions in securities with or through broker-dealers, underwriters or issuers; (iv) the preparation and supervision of the preparation of shareholder reports and other shareholder communications; and (v) the assimilation and evaluation of business and financial information in connection with the exercise of its duties.

     As compensation for all services rendered, facilities provided and expenses paid or assumed by Orbitex Management under the New Orbitex Fund Agreement, Orbitex Management will be entitled to receive a management fee at an annual rate of 0.75 of 1%. In addition, Orbitex Management has agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the expense ratio of the New Orbitex Fund in respect of the Class D shares does not exceed 0.60 of 1% until January 1, 2000 and 0.75 of 1% until July 1, 2000. The Board believes the increase in the management fee from the fee currently being paid by ASM is justified due to the fact that at the Effective Time the New Orbitex Fund, while continuing primarily to focus its investments in the securities of the 30 companies that comprise the DJIA, will not function as an index fund as has ASM and will be authorized to invest up to 10% of its assets in the securities of the companies that are not included in the DJIA but are included in the S&P 500. Therefore, instead of the "passive" management involved in an index fund, the assets of the New Orbitex Fund will be actively managed by Orbitex Management. As a result, Orbitex Management will be required to determine which securities to buy or sell based on its research and analysis of the companies comprising the DJIA. In addition, Orbitex Management may in the future engage in options and futures hedging strategies for the New Orbitex Fund.

     The New Orbitex Fund Agreement may be terminated at any time by either party thereto, without the payment of any penalty, upon 60 days' prior written notice to the other party; provided, that in the case of termination by the Orbitex Group of Funds, such action has been authorized (i) by resolution of the Orbitex Group of Funds' Board of Trustees, including the vote or written consent of Trustees of the Orbitex Group of Funds who are not parties to the New Orbitex Fund Agreement or interested persons of either party thereto, or (ii) by vote of a majority of the outstanding voting securities of the Orbitex Group of Funds.

     Securities held by the New Orbitex Fund may also be held by other funds for which Orbitex Management acts as a manager or adviser. Securities may be held by, or be appropriate investments for, the New Orbitex Fund as well as such other clients of Orbitex Management. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the New Orbitex Fund, or other funds for which Orbitex Management acts as manager or adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Orbitex Management during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     The advisory services of Orbitex Management to the New Orbitex Fund are not exclusive under the terms of the New Orbitex Fund Agreement and Orbitex Management is also free to, and does, render such services to others.

     Set forth below is a table listing the other funds for which Orbitex Management currently acts as investment adviser, together with certain information concerning the investment advisory fees paid by each such fund, all of which are funds within the Orbitex Group of Funds.



                                                       Advisory Fee

                                               Net Assets       Annualized Rate
                                               at April 6,      (percentage of
                                                  1999           average daily
Fund                                          (in millions)       net assets)
----                                          -------------       -----------

Orbitex Strategic Natural Resources Fund         $ 4.3               1.25%

Orbitex Info-Tech & Communications Fund          $52.9               1.25%

Orbitex Growth Fund                              $ 1.6               0.75%



     The description of the New Orbitex Fund Agreement is qualified in its entirety by reference to the New Orbitex Fund Agreement which is attached hereto as Appendix B.

E.   Comparative Investment Policies and Styles

     ASM's current investment objective is to track the total return of the 30 companies that make up the DJIA, all of which are listed on the New York Stock Exchange. The stocks of these companies are widely known and represent major American corporations engaged in a variety of industries. ASM currently seeks to achieve its investment objectives by limiting its investments to the common stocks of these companies. ASM invests at least 95% of its assets in an equal number of shares of each of these 30 companies, without regard to the share prices of the individual stocks. The balance of any assets not invested in these companies is normally held in cash or cash equivalents.

     The New Orbitex Fund will have a different management style from ASM. Rather than continue to operate as an index-style fund as has ASM, the Board believes that it is in the best interests of the ASM Stockholders to employ the investment style of the New Orbitex Fund as an actively-managed fund. Accordingly, while the New Orbitex Fund will invest primarily all of its assets in the 30 companies that comprise the DJIA, Orbitex Management does not intend to invest in an equal number of shares of each such company. Instead, Orbitex Management intends to adjust the weighting of the New Orbitex Fund's investments among the 30 companies in an attempt to increase the return of the New Orbitex Fund by investing a greater portion of the New Orbitex Fund's assets in those companies in the DJIA that Orbitex Management believes will perform better than other companies in the DJIA and reducing the weighting of those companies that Orbitex Management believes will perform worse. Orbitex Management will also be authorized to invest up to 10% of the New Orbitex Fund's assets in the securities of the companies that are not included in the DJIA but are included in the S&P 500. In addition, the Board believes that the New Orbitex Fund's assets may be invested more effectively if the New Orbitex Fund is permitted to use a portion of its assets to engage in option and futures transactions
(collectively, "Derivative Transactions"). Orbitex Management will maintain a portion of the New Orbitex Fund's assets in cash to process transactions of beneficial owners and to pay expenses. In order to reduce the negative effect this uninvested cash would have on the New Orbitex Fund's performance, Orbitex Management may purchase or sell futures and options contracts. Such an investment strategy will enable the New Orbitex Fund's cash balance to produce a return similar to that of the underlying security or index on which the contract is based. Orbitex Management does not intend to engage in transactions in futures and options contracts for speculative purposes, but it may, to a limited extent, engage in such transactions for the purpose of offsetting investment risk. This is an investment strategy that Orbitex Management intends to use only upon the future receipt of approval by the Board of Trustees of the Orbitex Group of Funds expressly adopting this strategy.

     The Board believes that it is necessary to have the flexibility to purchase such options and futures contracts and engage in these strategies because such types of instruments and investment techniques may be deemed necessary for the New Orbitex Fund to achieve its investment objectives. By expanding the universe of instruments the New Orbitex Fund may at a future date purchase and the investment techniques in which the New Orbitex Fund may engage, Orbitex Management will be given the opportunity to adjust the New Orbitex Fund's portfolio from time to time in such manner as it then deems appropriate. This flexibility will enable the Board to adapt to changing market conditions.

     ASM's fundamental investment restrictions are virtually identical to those of the New Orbitex Fund except that ASM cannot purchase or sell futures or options contracts and the New Orbitex Fund may purchase or sell such contracts. While the New Orbitex Fund's fundamental investment restrictions do not prevent it from purchasing or selling futures or options contracts, Orbitex Management will not enter into such contracts unless the Board of Trustees of the Orbitex Group of Funds approves the use of such contracts.

     The text of ASM's investment restrictions and the New Orbitex Fund's investment restrictions are attached hereto as Appendix C. See the section entitled "Additional Information About the Orbitex Group of Funds" of this Proxy Statement/Prospectus for additional information.

F.   The Orbitex Group of Funds

     The Orbitex Group of Funds, like ASM, is an open-end management investment company. Its principal executive offices are at 410 Park Avenue, New York, New York 10022 and its telephone number is 1-888-ORBITEX. The financial statements of the Orbitex Group of Funds form part of this Proxy Statement/Prospectus from the Orbitex Group of Funds' annual report for the fiscal year ended April 30, 1998 and its semi-annual report for the period ended October 31, 1998, each attached hereto as Appendix D. See the section entitled "Additional Information About the Orbitex Group of Funds" of this Proxy Statement/Prospectus for additional information.

     The Orbitex Group of Funds was established pursuant to an Agreement and Declaration of Trust, dated December 31, 1996, as amended (the "Trust Instrument"). Currently, the Orbitex Group of Funds consists of three funds, the Orbitex Strategic Natural Resources Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Growth Fund. Each fund is a separate investment portfolio and has its own investment objectives, programs, policies and restrictions. The Orbitex Strategic Natural Resources Fund seeks capital growth through a flexible policy of investing in securities of companies engaged in natural resource industries and industries supportive to natural resource industries. The Orbitex Info-Tech & Communications Fund seeks superior long-term capital growth through selective investment in communication, information and related technology companies. The Orbitex Growth Fund seeks long-term growth of capital through investment in securities of companies of all sizes that offer potential for growth. Additionally, each fund offers two classes of shares: Class A Shares which have an initial sales charge and Class B Shares which have a deferred sales charge. Class A Shares have a front end load and purchasers thereof pay a charge of up to 5.75% of the purchase price. Purchases of Class A Shares of $1 million or more are not subject to any front load sales charge, but may be subject to a 1.0% contingent sales charge if redeemed within one year. Class A Shares of a fund are subject to a service and distribution fee pursuant to Rule 12b-1 at the rate of 0.40% of the average daily net assets of the fund. Although there is no front end load sales charge for purchasers of Class B shares, there is a contingent deferred sales charge on shares redeemed within six years of purchase ranging from 5% in the first year to 1% in the sixth year. After the sixth year, Class B Shares convert to Class A Shares. Class B Shares of a fund are subject to service and distribution fees pursuant to Rule 12b-1 at the rate of 1.0% of the average daily net assets of the fund.

     Each fund is managed by Orbitex Management, which directs the day-to-day operations of each fund. State Street Bank and Trust Company serves as administrator, custodian, accounting services agent, transfer agent and dividend dispensing agent for each fund.

G.   Certain Comparative Information about Maryland funds and Delaware funds

     Summary of the Trust Instrument and By-Laws. The New Orbitex Fund has been formed as one of several series established by the Orbitex Group of Funds pursuant to the Trust Instrument and under Delaware law. As such, the operations of the New Orbitex Fund will be governed by the Trust Instrument, the Orbitex Group of Funds' By-Laws (the "By-Laws") and applicable Delaware law, rather than by ASM's Articles of Incorporation, ASM's By-Laws and Maryland Law. The operations of the New Orbitex Fund will be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities law. The Trust

Instrument and By-Laws will govern the New Orbitex Fund. In addition, the Orbitex Group of Funds' By-Laws require the affirmative vote of at least a majority of the Trustees to amend the provisions of the By-Laws.

     Trustees of the Orbitex Group of Funds. Subject to the provisions of the Trust Instrument, the operations of the New Orbitex Fund are supervised by the Trustees. The responsibilities, powers and fiduciary duties of the Trustees will be substantially the same as those of the directors of ASM. Under Maryland Law, a director of ASM may be removed with or without cause only by the affirmative vote of a majority of shares entitled to vote for the election of directors. The provisions of the Trust Instrument would permit the Board of Trustees to remove a Trustee with or without cause by action of two-thirds of the Trustees or by the vote of holders of shares of beneficial interest ("Beneficial Owners") of two-thirds of the shares of the Orbitex Group of Funds present, in person or represented by proxy, at a Special Meeting called for such purpose. The Trust Instrument also requires a vote of a majority of the Trustees or the vote of Beneficial Owners of a majority of the outstanding shares of the Orbitex Group of Funds to amend such removal provision. The incumbent Trustees of the Orbitex Group of Funds would remain as the Trustees of the Orbitex Group of Funds upon consummation of the Reorganization.

     Series of Delaware Trusts and Maryland Corporations. The Trust Instrument permits the Board of Trustees to create one or more series of the Orbitex Group of Funds and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more classes of shares of that series. Each share of a series of a Delaware Trust, like each share of a series of a Maryland corporation, represents an equal proportionate interest with each other share in that series, none having priority or preference over another. The directors of ASM have substantially similar rights under ASM's Articles of Incorporation and Maryland law, except that they are required to specify a fixed number of shares authorized for issuance. Delaware law also provides that liabilities arising under a series shall only be enforceable against that series and not the entire business trust or any other series thereunder if (i) the trustees maintain separate and distinct records for each series, (ii) the trustees hold and account for the assets of each series separately from the other assets of the business trust or any series thereof, (iii) if the trust instrument so provides and (iv) if the business trust's certificate of trust sets forth notice of such limited liability. As the Trust Instrument provides for such limited liability, the Orbitex Group of Funds' Certificates of Trust gives notice of such limited liability and the Trustees maintain separate records and assets for each series, any liability arising under one series would not affect the other series. Maryland law has no such provision.

     Delaware Trust Beneficial Owner Liability and Maryland Corporation Stockholder Liability. One area of difference between the two forms of organizations is the potential liability of Beneficial Owners and ASM Stockholders. Under Delaware law, Beneficial Owners generally are not personally liable for the obligations of a Delaware business trust, such as the Orbitex
Group of Funds. A Beneficial Owner is entitled to the same limitation of liability extended to stockholders of private, for-profit corporations. Similar statutory or other authority, however, limiting Beneficial Owner liability does not exist in most other states. As a result, to the extent that the Orbitex Group of Funds or a Beneficial Owner thereof is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, thereby subjecting the Beneficial Owner to liability. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of Beneficial Owner liability for acts or obligations of the Orbitex Group of Funds and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Orbitex Group of Funds or its Trustees and (ii) provides for indemnification out of the Orbitex Group of Funds' property for any Beneficial Owner held personally liable for the obligations of the Orbitex Group of Funds. Thus, the risk of a Beneficial Owner incurring financial loss beyond his or her investment because of Beneficial Owner liability is limited to circumstances in which (i) a court refuses to apply Delaware law, (ii) no contractual limitation of liability is in effect or (iii) the Orbitex Group of Funds is unable to meet its obligations to indemnify a Beneficial Owner. In light of Delaware law, the nature of the New Orbitex Fund's business and the nature of its assets, the Board believes that the risk of personal liability to a Beneficial Owner is extremely remote.

     Stockholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a stockholder may be liable to the extent that: (i) the dividends he or she receives exceed the amount which properly could have been paid under Maryland law, (ii) the consideration paid to him by the Maryland corporation for his or her stock was paid in violation of Maryland law or (iii) he or she otherwise receives any distribution, payment or release which exceeds the amount which he or she could properly receive under Maryland law.

     Liability of Directors in Maryland and Trustees in Delaware. Maryland law provides that in addition to any other liability imposed by law, the directors of a Maryland corporation may be liable to a Maryland corporation: (i) for voting or assenting to the declaration of any dividend or other distribution of assets to stockholders which is contrary to Maryland law, (ii) for voting or assenting to certain distributions of assets to stockholders during liquidation of the corporation, and (iii) for voting or assenting to a repurchase of the shares of a Maryland corporation in violation of Maryland law. In the event of any litigation against the directors or officers of ASM, Maryland law permits ASM to indemnify a director or officer for certain expenses and to advance money for such expenses only if he or she demonstrates that he or she acted in good faith and reasonably believed that his or her conduct was in the best interest of ASM. In addition, ASM's Articles of Incorporation limit the personal liability of directors and officers to the corporation and its stockholders for monetary damages, except to the extent that a judgment or other final adjudication adverse to the director or officer is entered in a proceeding based on a finding in the proceeding that the director's or officer's action, or failure to act, was the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Under Delaware law, a trustee of a business trust, while acting in such capacity, is not personally liable to any person other than the business trust and beneficial owners for any act, omission or obligation of the business trust or any trustee thereof. In addition, to protect the Trustees against such liability, the Trust Instrument provides that the Trustees will not be liable to any person in connection with the assets or affairs of the Orbitex Group of Funds and that a Trustee will not be liable for any errors of judgment or mistakes of fact or law; but nothing in the Trust Instrument protects a trustee against any liability to the Orbitex Group of Funds or its Beneficial Owners to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     Voting Rights of Maryland Corporation Stockholders and Delaware Beneficial Owners. Neither Maryland corporations nor Delaware business trusts are required to hold annual meetings. ASM's By-laws, however, require ASM to hold an annual meeting of stockholders in every year in which the 1940 Act requires stockholders to elect directors, approve an investment advisory agreement, ratify the selection of an independent public accountant or approve a distribution agreement. Maryland law and the Articles of Incorporation and By-laws of ASM provide that a special meeting of stockholders may be called by
(i) the Chairman of the Board, (ii) the President of ASM, (iii) a majority of the Board's directors, (iv) for matters not substantially the same as a matter voted on at any special meeting of the shareholders held during the preceding twelve months, the holders of shares representing at least 25% of the shares entitled to vote at such meeting and (v) for matters substantially the same as a matter voted on at any special meeting of the shareholders held during the preceding twelve months, the holders of shares representing at least 50% of the shares entitled to vote at such meeting. The Trust Instrument provides that Trustees may call special meetings of Beneficial Owners from time to time for any purpose as may be prescribed by Delaware law, the Trust Instrument or the Orbitex Group of Funds' By-laws. The Trust Instrument, however, does not grant Beneficial Owners the right to call such special meetings.

     The Trust Instrument provides that the Beneficial Owners have the power to vote only with respect to (i) the election or removal of Trustees as provided therein, (ii) the approval or termination of investment advisory agreements or distribution contracts, (iii) the termination or reorganization of the Orbitex Group of Funds or any series of the Orbitex Group of Funds, (iv) with respect to amendments of the Trust Instrument, to the extent the amendment adversely affect the rights of the Beneficial Owners, and (v) with respect to such additional matters as may be required by law, the Trust Instrument, By-Laws or as the Trustees may consider necessary or desirable. ASM's Articles of Incorporation and Maryland law generally give stockholders substantially similar voting rights. The Trust Instrument requires 30% of the Beneficial Owners of shares entitled to vote to establish a quorum for the transaction of business at a meeting of Beneficial Owners. The ASM Articles of Incorporation requires one-third of the holders of shares present, in person or by proxy, at the meeting to constitute a quorum.

     The Trust Instrument provides that Beneficial Owners of each series also have the power to vote on any matter required to be submitted to the Beneficial Owners by the 1940 Act, Delaware law or otherwise. Under the Trust Instrument, any matter affecting a particular series will not be considered approved unless approved by the required vote of the Beneficial Owners of that series, and, to the extent permitted by the 1940 Act, only Beneficial Owners of the affected series are entitled to vote on matters concerning that series. Subject to the foregoing, Beneficial Owners are not required to vote separately on the selection of independent accountants, the election of trustees or any submission with respect to a contract with a principal underwriter or distributor.

     Right of Inspection. Maryland law provides that persons who have been stockholders of record for six months or more and who own at least five percent of the shares of ASM may inspect the books of account and stock ledger of ASM. The New Orbitex Fund's Beneficial Owners have the same rights to inspect the records, accounts and books of the New Orbitex Fund as are permitted stockholders of a Delaware business corporation. Currently, each stockholder of a Delaware business corporation is permitted to inspect the records, accounts and books of a business corporation for any legitimate business purposes.

     The foregoing is only a summary of certain of the differences between ASM, its Articles of Incorporation and By-laws and Maryland law and the Orbitex Group of Funds, the Trust Instrument, the By-Laws and Delaware Law. It is not a complete list of differences. ASM Stockholders should refer to the provisions of such Articles of Incorporation, By-laws and Maryland law and the Trust Instrument, By-laws and Delaware Law directly for a more thorough comparison. ASM Stockholders on the Record Date may obtain copies of the organizational documents of ASM by calling the telephone number set forth on the first page of this Proxy.

H.   No Dissenters' Rights of Appraisal

     Maryland law does not entitle the ASM Stockholders to appraisal rights (i.e., to demand and receive fair value of their stock) in the event of a merger involving the stock of an open-end investment company registered with the SEC, such as the Orbitex Group of Funds. Consequently, the ASM Stockholders will be bound by the terms of the Reorganization Agreement if approved at the Special Meeting. Any of the ASM Stockholders, however, may redeem his or her shares at net asset value prior to the closing date of the Reorganization.

I.   Federal Income Tax Consequences

     The Reorganization and the transactions contemplated by the Reorganization Agreement will be tax-free. Consummation of the Reorganization is subject to receipt of an opinion of Rogers & Wells LLP, counsel to the Orbitex Group of Funds, that, under Section 368(a) of the Internal Revenue Code of 1986, as amended, the merger of ASM into the New Orbitex Fund pursuant to the Reorganization Agreement will not give rise to the recognition of income, gain or loss for federal income tax purposes to ASM or the ASM Stockholders. An ASM Stockholder's adjusted basis for tax purposes in shares of the New Orbitex Fund after the Reorganization will be the same as his or her adjusted basis for tax purposes in the shares of ASM Common Stock immediately before the Reorganization. Each ASM Stockholder should consult his or her own tax adviser with respect to the state and local tax consequences of the proposed transaction.

J.   Accounting Consequences

     The Reorganization will be accounted for as a business combination under generally accepted accounting principles for investment companies.

K.   Expenses

     The expenses related to the Reorganization will be borne by Orbitex Management.

L.   Required Vote

     The affirmative vote of a majority of the votes of shares of ASM Common Stock entitled to vote on the Reorganization is required to approve the Reorganization. For purposes of the vote for the Reorganization, abstentions and broker non-votes will have the same effect as votes cast against the Reorganization.

M.   Recommendation of the ASM Board of Directors

     The Board has unanimously approved the Reorganization and has determined that the Reorganization is in the best interests of ASM and that the interests of existing stockholders of ASM will not be diluted as a result of the Reorganization. THE ASM BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE REORGANIZATION.

V.   ADDITIONAL INFORMATION ABOUT THE ORBITEX GROUP OF FUNDS

A.   Information Regarding the New Orbitex Fund

     This section describes the New Orbitex Fund's goals, principal investment strategies, risks, expenses and performance. For further information on how this Fund is managed, please read the section entitled "Fund Details" below.

     Investment Objective. The objective of the New Orbitex Fund is long-term growth of capital and current income through focused investment in the securities of some or all of the 30 companies listed on the New York Stock Exchange that make up the Dow Jones Industrial Average.

     Principal   Investment   Strategies.   The  New  Orbitex  Fund's  principal
investment strategies include:

     o Investing at least 90% of its total assets in the common stock of some or all of the 30 companies that make up the DJIA. The stocks of these widely known companies are all listed on the New York Stock Exchange and represent major American corporations engaged in a variety of industries. The New Orbitex Fund will not be an index fund; instead Orbitex Management will weight the New Orbitex Fund's investments toward the DJIA companies that its believes will perform better than other DJIA companies; and

     o Investing up to 10% of its assets in common stocks of companies included in the S&P 500.

     Principal Risks. The New Orbitex Fund is subject to the following principal risks:

     o Stock Market Risk: Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risks" below). Consequently, the value of your investment in the New Orbitex Fund will go up and down, which means that you could lose money.

     o Issuer-Specific Risks: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the value of the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that Orbitex Management believes is representative of its full value or that it may even go down in price.

     o Inflation Risk: There is a possibility that rising prices of goods and services may have the effect of offsetting the New Orbitex Fund's total return.

     o Litigation That May Affect the New Orbitex Fund:. On February 8, 1999, a suit was filed against a former director and officer of ASM, the former investment adviser (Vector Investment Advisors, Inc.) of ASM, and ASM itself alleging that the former officer of ASM failed to invest in ASM amounts purportedly paid by the plaintiffs to ASM's investment adviser. The relief sought is the recovery of the investment amounts and interest thereon, additional general, consequential and incidental damages, legal costs and disbursements, and declaratory and injunctive relief to preclude ASM from transferring or permitting the dissipation of its assets. With the possible exception of Steven H. Adler, a former officer and director of ASM, ASM had no knowledge that the amounts purportedly paid by the plaintiffs to the former investment adviser were, as the plaintiffs have alleged, to be invested in ASM. Upon consummation of the reorganization of ASM into the New Orbitex Fund, the New Orbitex Fund will succeed to the obligations, if any, of ASM with respect to this suit, including obligations of ASM to indemnify its officers and directors. At the present time, the liability of the New Orbitex Fund, if any, is not readily determinable.

     Who May Want to Invest in the New Orbitex Fund. We designed the New Orbitex Fund for investors who seek one or more of the following: high long-term growth; a stock fund that focuses its investments in the 30 companies included in the DJIA; a stock fund to complement a portfolio of more conservative investments; and a stock fund that uses primarily a blend of value and growth oriented investment strategies

     Investor Expenses. This table describes the fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares or Class D Shares of the New Orbitex Fund.

---------------------------------------------------------------------------------------------------------------------
                                                                                      Class A    Class B   Class D
                                                                                      -------    -------   -------
                                                                                      Shares     Shares    Shares
                                                                                      ------     ------    ------
Shareholder Fees (fees paid directly from your investment)
     Maximum Sales Charge (Load) Imposed on Purchase (as a % of offering price)       5.75%(1)     None      None
     Maximum Deferred Sales Charge (Load) (as a % of lower of original purchase       None(2)      5.00%     None
     price or redemption proceeds)
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends Distributions        None         None      None
     Redemption Fee (as a % of amount redeemed, if applicable)                        None         None      None
     Exchange Fee                                                                     None         None      None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
     Management Fees                                                                  0.00%        0.75%     0.00%
     Distribution and/or Service (12b-1) Fees                                         0.40%        1.00%(3)  0.00%
     Other Expenses                                                                   0.60%(4)     0.60%(4)  0.60%(4)

     Total Annual Operating Expenses                                                  1.00%(5)     1.60%(5)  0.60%(5)
---------------------------------------------------------------------------------------------------------------------

o (1) Reduced for purchases of $50,000 or more by certain investors. See "Your Account ? Classes in Detail ? Class A ? Reduced Sales Charge."

o (2) Purchases of Class A Shares of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1% contingent deferred sales charge applies on amounts redeemed within one year of purchase. See "Your Account -- Classes in Detail -- Class A -- Reduced Sales Charge."

o    (3) Including a 0.25% shareholder servicing fee.

o (4) Other expenses are estimated for the New Orbitex Fund for its initial period of operations.

o (5) Orbitex Management has agreed to waive and/or reimburse fees and expenses to the extent necessary so that Class A Shares' and Class B Shares' total operating expenses do not exceed 2.00% and 2.60% of average daily net assets. Orbitex Management may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion. Orbitex Management has also agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the expense ratio of the Class D Shares New Orbitex Fund does not exceed 0.60 of 1% until January 1, 2000 and 0.75 of 1% until July 1, 2000. The information contained in the above table and the example below reflects the expenses of each class of the New Orbitex Fund without taking into account any applicable fee waivers and/or reimbursements, except for those applicable to the Class D shares through July 1, 2000.

     o Example. This example is intended to help you compare the cost of investing in the New Orbitex Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the New Orbitex Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the New Orbitex Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

     Year                 Class A                Class B             Class D
     ----                 -------                -------             -------

     1                $       678             $      670           $      69
     3                $     1,086             $    1,026           $     417
     5                $     1,526             $    1,518           $     797
     10               $     2,786             $    2,982           $   1,898

     You would pay the following expenses if you did not redeem your shares:

     Year                 Class A                Class B             Class D
     ----                 -------                -------             -------
     1                $       678             $      170           $      69
     3                $     1,086             $      726           $     417
     5                $     1,526             $    1,318           $     797
     10               $     2,786             $    2,982           $   1,898


Investment Details of the New Orbitex Fund

     Investment Objective The objective of the New Orbitex Fund is long-term growth of capital and current income through focused investment in the securities of some or all of the 30 companies listed on the New York Stock Exchange that make up the DJIA.

     Principal Investment Strategies. The New Orbitex Fund seeks to achieve its investment objective principally by investing in companies with well established earnings and dividend histories. The companies in which the Fund invests represent dominant, key firms in their respective industries, and almost all of the equity securities held by the Fund trade on the New York Stock Exchange.

     Principal Investments. The New Orbitex Fund invests at least 90% of its assets in the common stock of some or all of the 30 companies that make up the DJIA. Orbitex Management will weight the New Orbitex Fund's investments toward the DJIA companies that its believes will perform better than other DJIA companies. The New Orbitex Fund also invests up to 10% of its assets in common stocks of companies included in the S&P 500.

     Portfolio Manager. Courtney D. Smith is the portfolio manager for the New Orbitex Fund. Mr. Smith joined Orbitex Management in 1996. Formerly, he was President and Chief Investment Officer of Pinnacle Capital Management, Inc., which provides managed futures accounts. He was also President and Chief Executive Officers of Quantum Financial Services, Inc., a futures and stock brokerage firm. Mr. Smith also manages the Orbitex Growth Fund and the Orbitex Health & Biotechnology Fund.

     More Information About Risks. Many factors affect the New Orbitex Fund's performance. The New Orbitex Fund's share prices change daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the companies in which the New Orbitex Fund invests, and the New Orbitex Fund's level of investment in the securities of those companies. WHEN YOU REDEEM YOUR SHARES OF THE NEW ORBITEX FUND, THEY COULD BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM. The Orbitex Group of Funds' Statement of Additional Information includes additional information regarding the risks associated with the New Orbitex Fund's investments. The following factors may significantly affect the New Orbitex Fund's performance:

o Stock Market Volatility: The value of equity securities fluctuates in response to issuer, political, market and economic developments. Equity prices can fluctuate dramatically in response to these developments. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

o Interest Rate Changes: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

o Defensive Strategies: In response to market, economic, political or other conditions, Orbitex Management may temporarily use a different investment strategy for the New Orbitex Fund for defensive purposes. Such a strategy could include investing up to 100% of the New Orbitex Fund's assets in cash or cash equivalent securities. If Orbitex Management does so, it could affect the New Orbitex Fund's performance and the New Orbitex Fund might not achieve its investment objective.

o Risks of Foreign Securities: Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.

o Derivatives and Other Strategies. The New Orbitex Fund may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales.

o If these practices are used by the New Orbitex Fund, the intent would be primarily to hedge the New Orbitex Fund's portfolio. For example, the New Orbitex Fund may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the New Orbitex Fund. Or, the New Orbitex Fund may purchase or sell stock index futures contracts and would purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the New Orbitex Fund's holdings.

o Investing for hedging purposes may result in certain transaction costs, which may reduce the New Orbitex Fund's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

o Year 2000. The New Orbitex Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of Orbitex Management, administrator, custodian, distributor and the transfer agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the New Orbitex Fund's business operations.

o Orbitex Management has made compliance with the Year 2000 issue a high priority and is taking steps to address the issue with respect to its computer systems. The New Orbitex Fund's major service providers have informed Orbitex Management that they are taking comparable steps. Orbitex Management does not currently believe that the Year 2000 issue will have a material impact on its ability to continue to fulfill its duties as investment adviser. In addition, the issuers of securities the New Orbitex Fund owns could have Year 2000 computer problems. These problems could negatively affect the value of their securities, which, in turn, could impact the New Orbitex Fund's performance. An issuer's Year 2000 readiness is only one of many factors Orbitex Management may consider when making investment decisions, and other factors may receive greater weight.

B.   Information Applicable to the Orbitex Group of Funds

          o The following sections provide information applicable to all of the Orbitex Funds, including the New Orbitex Fund. The other Orbitex Funds are the Orbitex Strategic Natural Resources Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Growth Fund. This section describes the services that are available to shareholders.

     Types Of Accounts. If you are making an initial investment in the Orbitex Funds, you will need to open an account. You may establish the following types of accounts:

     o Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's signature guarantee for any transaction requiring a signature guarantee.

     o Gift or Transfer to Minors. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

     o Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

     o Corporations, Partnerships and Other Legal Entities. Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

     o Retirement. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account. Your financial consultant can help you determine if you are eligible.

     Choosing A Class. After deciding which type of account to open, you must select a class of shares. All the funds in the Orbitex Group of Funds (other than the New Orbitex Fund) offer two classes of shares (Class A and Class B). The New Orbitex Fund offers a third class of shares ( Class D). Class D Shares are only available to shareholders who previously were shareholders of ASM at the time of the Reorganization.

     Each share class has its own sales charge and expense structure, including different 12b-1 fees (see "Classes in Detail" below and "Rule 12b-1 Plans in Detail" for additional information). The Class A Shares have an initial sales charge while the Class B Shares have a contingent deferred sales charge if you redeem shares held for six years or less. There are no sales charges, 12b-1 fees or shareholder services fees for Class D Shares.

     Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Pursuant to the Investment Company Act of 1940, you will have exclusive voting rights with respect to the Distribution Plan and Agreement pursuant to Rule 12b-1, if any, for the class you choose.

     We offer these classes to allow you to choose the class that will be most beneficial to you. Your decision should depend upon a number of factors including the amount you purchase and the length of time you plan to hold the shares. For example, if you are investing a large amount of money and plan to hold your shares for a long period of time, the Class A Shares may make the most sense for you. However, if you plan to invest less money and are investing for at least six years, Class B Shares might make better sense. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

                                              COMPARISON OF CLASSES
-------------------------------------------------------------------------------------------------------------------
 Class A Initial Sales Charge      Class B Contingent Deferred Sales        Class D No Sales Charge (Focus 30 Fund
                                                 Charge                                      only)
o    Initial sales            o    No initial sales charge. This        Note:  Class D Shares are only available to
     charge of 5.75% or            allows 100% of your purchase         shareholders  who were  shareholders of the
     less.                         price to be invested in the New      ASM Index 30 Fund.
o    Lower sales                   Orbitex Fund.
     charges for larger       o    Deferred sales charge of 5%          o    No initial or contingent deferred
     investments.                  or less on shares you redeem              sales charge.
o    Lower annual                  within six years.                    o    No annual marketing and service
     expenses than Class B    o    An annual fee of 1.00% under              (12b-1) fee.
     Shares due to lower           each Fund's rule 12b-1 plan,         o    Lower annual expenses than
     marketing and service         0.75% of which is for marketing           Class A and Class B.
     (12b-1) fee of .40%.          and 0.25% of which is for
                                   shareholder services. This will
                                   result in a lower total return
                                   than comparable Class A Shares.
                              o    Automatic conversion to
                                   Class A Shares after six years,
                                   thereby reducing future annual
                                   expenses.
-------------------------------------------------------------------------------------------------------------------

     Class A Shares.

     o Initial Sales Charge. The sales charge for Class A Shares of a fund is 5.75% of the offering price. However, Orbitex Management may reduce or waive this sales charge as described in "Reduced Sales Charge."

     o Reduced Sales Charge. You can qualify for a reduction or waiver of this sales charge by investing one lump sum in a particular class of a fund. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a United States resident. See the discussions of "Right of Accumulation" and "Letter of Intent".

     If you are a United States resident and are investing more than $50,000, Orbitex Management will reduce the sales charge you pay. The chart below shows the sales charge you will pay based on the amount of your purchase.

     You can purchase Class A Shares without any initial sales charge if you are a United States resident and invest $1 million or more in Class A shares. However, if you redeem those shares within one year of the purchase, you must pay a contingent deferred sales charge of 1%. We will waive the contingent deferred sales charge only if a fund involuntarily redeems your shares; or if you reinvest the proceeds from your redemption in a fund within 90 days of your redemption.

                              REDUCED SALES CHARGE FOR U.S. RESIDENTS
--------------------------------------------------------------------------------------------------
                                                           Sales Charge as a
                                  Sales Charge as a        Percentage of Net    Broker Reallowance
                                Percentage of Offering         Investment       as a Percentage of
     Amount of Purchase                 Price              (Net Asset Value)     Offering Price(6)
Less than $50,000                       5.75%                     6.10%            5.00%

$50,000 but less than $100,000          4.50%                     4.71%            3.75%

$100,000 but less than $250,000         3.50%                     3.63%            2.75%

$250,000 but less than $500,000         2.50%                     2.56%            2.00%

$500,000 but less than $1,000,000       2.00%                     2.04%            1.75%

$1,000,000 or more                      None(7)                   None(7)          None(6)
--------------------------------------------------------------------------------------------------

     o Right of Accumulation. For the purposes of determining the sales charge, the right of accumulation allows you to include prior purchases of Class A Shares of any fund as part of your current investment. To qualify for this option, you must be either: (i) an individual; (ii) an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
          (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended, including related plans of the same employer.

     If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

     o Letter of Intent. The letter of intent allows you to count all investments within a 13-month period in a Fund as if you were making them all at once for the purposes of calculating the sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.

     o Exchanges of Class D Shares of the New Orbitex Fund into Class A Shares of Other Orbitex Funds. If you received Class D Shares of the New Orbitex Fund in exchange for shares of ASM, you may exchange your Class D Shares for Class A Shares of another Orbitex Fund without paying any sales charge. If you close your Class D account in the New Orbitex Fund (either by redeeming or by exchanging all of your Class D Shares), however, you may not later reopen your account with Class D Shares of the Focus 30 Fund.

     o Other Circumstances. We also offer Class A Shares with low or no sales charges through various other special arrangements. Your financial consultant can help you determine if any of these

----------
(6) At the discretion of the Orbitex Group of Funds, however, the entire sales charge may at times be reallowed to dealers. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

(7) The distributor will pay certain commissions to Selling Group Members who initiate and are responsible for purchases by any single purchaser who is a resident of the United States. For purchases of $1 million to $3 million, the Distributor will pay 1%, plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.

          programs is appropriate for you. Class A Shares issued pursuant to the
          automatic   reinvestment   of  income   dividends  and  capital  gains
          distributions are not subject to any sales charges.

     Class B Shares

     o Contingent Deferred Sales Charge. You will not pay an initial sales charge if you choose to invest in Class B Shares. However, if you redeem your shares within six years, you will pay a contingent deferred sales charge as described in the table below. The amount of this charge is based on your original purchase price, or the current net asset value of the shares you redeem, whichever is less. We will waive the contingent deferred sales charge under the following circumstances: (i) redemptions made within one year after the death of a shareholder or registered joint owner; (ii) redemptions made to facilitate minimum required distributions made from an IRA or other retirement plan account after age 70 1/2; and (iii) involuntary redemptions made by a Fund.

     Class B Shares will automatically convert to Class A Shares after six years after you purchase them. This conversion relieves Class B shareholders who have held their shares for more than six years of the higher asset-based distribution charge that applies to Class B Shares under the 12b-1 Plan described in the section entitled "Rule 12b-1 Plans in Detail" below.

     Class B Shares issued pursuant to the automatic reinvestment of income dividends and capital gains distributions are not subject to any contingent deferred or other sales charges.

                                 CONTINGENT DEFERRED SALES CHARGE
----------------------------------------------------------------------------------------------------
Years After Purchase That You Redeem Your Shares                 Contingent Deferred Sales Charge(8)
         1st Year........................................................   5.00%
         2nd Year........................................................   4.00%
         3rd Year........................................................   3.00%
         4th Year........................................................   3.00%
         5th Year........................................................   2.00%
         6th Year........................................................   1.00%
         After 6 Years...................................................   None
----------------------------------------------------------------------------------------------------

     Class D Shares.

     Class D Shares are offered without any sale charges, and are not subject to any 12b-1 or shareholder servicing fees. Class D shares are only available to shareholders who held shares of ASM on the date ASM was reorganized as the New Orbitex Fund, and to certain institutional investors.

     If you held shares of ASM, you may purchase additional Class D Shares of the New Orbitex Fund for the account that was established when your received shares of the New Orbitex Fund in exchange for your ASM Shares.

     In addition, if you held shares of ASM on the date of reorganization, you may purchase Class D Shares of the New Orbitex Fund for a new account established for: (i) you; (ii) one of your immediate family members; (iii) a trust or individual retirement account or self-employed retirement plan for the benefit of you or any of your immediate family members; or (iv) your or an immediate family member's estate.

     Rule 12b-1 Plans in Detail. The Board of Trustees of the Orbitex Group of Funds has adopted for Class A Shares and Class B Shares separate Distribution Plans and Agreements pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plans").

----------
(8) The contingent deferred sales charge will be the lesser of (1) the original purchase price or (2) the net asset value of the shares being redeemed.

     The Plan adopted for Class A Shares allows each Fund to use part of its assets for the sale and distribution of its Class A Shares, including advertising, marketing and other promotional activities. Under this Plan, each Fund pays Funds Distributor, Inc. (the "Distributor"), an amount equal to 0.40% of average net assets attributable to Class A Shares of that Fund on an annualized basis.

     The Plan adopted for Class B Shares also allows each Fund to use part of its assets for the sale and distribution of its Class B Shares, including advertising, marketing and other promotional activities. For these services, under the Plan, each Fund pays Funds Distributor, Inc., the Distributor, an amount equal to 0.75% of average net assets attributable to Class B Shares of that Fund on an annualized basis. The Class B Plan also allows each Fund to pay the Distributor for certain shareholder services provided to Class B shareholders or other service providers that have entered into agreements with the Distributor to provide these services. For these services, each Fund pays a shareholder service fee equal to 0.25% of average net assets attributable to Class B Shares of that Fund on an annualized basis.

     Because these distribution and shareholder service fees are paid out of a Fund's assets on an ongoing basis, the fees may, over time, increase the cost of an investing in a Fund and cost investors more than other types of sales loads.

     Purchasing Shares Once you have chosen the type of account and a class of shares, you are ready to establish an account. Class A Shares and Class B Shares of each Fund are available to investors making a minimum initial investment of $2,500 per Fund for regular accounts and $2,000 for individual retirement accounts. The minimum for subsequent investments is $250.

     Class D shares of the New Orbitex Fund are available only to individuals who were shareholders of ASM on the date it was reorganized as the New Orbitex Fund, and to certain institutional investors. The minimum for subsequent investments in Class D shares of the New Orbitex Fund by individual investors is $100.

     The Orbitex Group of Funds or Orbitex Management may waive or lower these minimums in certain cases. You must complete and sign an application for each account you open with each Fund.

     The price for Fund shares is the New Orbitex Fund's net asset value per share (NAV) plus any applicable sales charge. We determine the NAV as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day that the Exchange is open. We will price your order at the next NAV calculated after the New Orbitex Fund receives your order. For more information on how we price shares, see "Pricing of Fund Shares".

     The New Orbitex Funds and the Distributor each reserve the right to reject any purchase for any reason and to cancel any purchase due to non-payment. You must make all purchases in United States dollars and draw all checks on United States banks. If we cancel your purchase due to non-payment, you will be responsible for any loss the New Orbitex Funds incur. We will not accept cash or third-party checks for the purchase of shares.

                        Purchasing Methods and Procedures
--------------------------------------------------------------------------------
Method Of
Purchase            Purchase Procedures
--------            -------------------

Through a           Contact your financial consultant.
Financial
Professional

Through             The Distributor authorizes certain securities dealers, banks
Selling Group       or other  financial  service firms  (collectively,  "Selling
Members             Group  Members") to purchase  your  shares.  To receive that day's share price:
                    o    you must place your order with the Selling Group Member
                         before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time); and
                    o    the Selling Group Member must transmit the order to the
                         New Orbitex Fund before 5:00 p.m. Eastern time on that same day.

By Mail To purchase shares of the New Orbitex Fund, send your completed application to:
                                Orbitex Group of Funds
                                c/o American Data Services, Inc.
                                The Hauppauge Corporate Center
                                150 Motor Parkway
                                Hauppauge, New York 11788
                    Include with your application your check, payable to "Orbitex Group of Funds - (Name of Fund)." If you are purchasing Shares of more than one Orbitex Fund, you must include a separate application and a separate check for each Fund.

By Wire             o    Initial   Purchase:   Call  us  at  1-888-ORBITEX   for
                         instructions and to receive an account number. You will
                         need to instruct a Federal  Reserve  System member bank
                         to wire Funds to: State Street Bank and Trust  Company,
                         ABA  No.  011000028,   Attn.:   Custody  &  Shareholder
                         Services,  Credit:  Name of Fund,  DDA No.  9905-295-3,
                         FBO:  Shareholder  Name,  Name  of  Fund,   Shareholder
                         Account  Number.  You must  also  complete  and mail an
                         application to the address shown above under "By Mail."
                    o    Subsequent Purchase:  Wire Funds to the designated bank
                         account for each Fund.  You may wire funds between 8:00
                         a.m.  and 4:00 p.m.  Eastern  time.  To make a same-day
                         wire  investment,  please call  1-888-ORBITEX  by 12:00
                         noon to notify us of your intention to wire Funds,  and
                         make sure your wire arrives by 4:00 p.m.  Eastern time.
                         Please  note that  your  bank may  charge a fee for the
                         wire.   Wire   transactions   are  not   available  for
                         retirement accounts.

By Exchange         You may exchange your shares for the same class of shares of another  Fund by  written  request  sent to the New  Orbitex
                    Funds at:
                                Orbitex Group of Funds
                                c/o American Data Services, Inc.
                                The Hauppauge Corporate Center
                                150 Motor Parkway
                                Hauppauge, New York 11788-0132

By Telephone        You  may  make  subsequent  purchases  in  your  account  by telephoning  1-888-ORBITEX  between  8:30 a.m. and 4:00 p.m.
                    Eastern  time on any day the New  Orbitex  Fund is open.  We will electronically transfer money from the bank account you designate  on your  Application  to your  account  with  the
                    Trust.  This investment option is only available if you have
                    not  declined,   or  cancelled  your  telephone   investment
                    privilege. See the discussion of "Telephone Redemptions".

Subsequent          The minimum subsequent purchase is $250 per Fund, except for
Purchases           reinvestment  of  dividends  and  distributions  and Class D purchases with minimum amount of $100.

                        Purchasing Methods and Procedures
--------------------------------------------------------------------------------
Method Of
Purchase            Purchase Procedures
--------            -------------------

IMPORTANT NOTES     Once you  have  requested  a  telephone  transaction,  and a confirmation  number  has  been  assigned,  the  transaction cannot be  revoked.  We  reserve  the  right to  refuse  any purchase request.
                    You can redeem shares that you purchased by check.  However, while  we  will  process  your  redemption  request  at  the next-determined  net asset  value  after we receive it, your redemption  proceeds will be not available  until your check clears. This could take up to ten calendar days.
--------------------------------------------------------------------------------

     Redeeming Shares You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions. Selling your shares in the New Orbitex Fund is referred to as a "redemption" because the New Orbitex Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order. See "Redemption Procedures -- Request in `Good Order'".

     We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Except under certain emergency conditions, we will send your redemption to you within seven days after we receive your redemption request.

     The New Orbitex Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call 1-888-ORBITEX for further information. We will not process your redemption request if it is not in proper form (see chart below). We will notify you if your redemption request is not in proper form.

     If, as a result of your redemption, your account value drops below $1,000, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least $1,000 before we will process the redemption.

     If you purchased your Class A Shares without any sales charge because your initial investment was $1 million or more, you will pay a redemption fee equal to1.00% of the proceeds from the redemption of your Shares you are redeeming if you purchased those Shares within one year of the date of your purchase.

     Signature Guarantees. Your redemption request must be accompanied by a "signature guarantee" under certain circumstances, such as if you are redeeming shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

     Contingent Deferred Sales Charges. If you redeem your Class B Shares within six years of the date you purchased the Shares, you will pay a contingent deferred sales charge. There is no such charge for the sale of Class A Shares or Class D Shares, except that investors who paid no initial sales charge on their purchase of Class A Shares by investing $1 million or more will pay a 1% contingent deferred sales charge on any Class A Shares redeemed within one year of purchase. There are no a contingent deferred sales charges imposed on redemptions of Class D Shares of the New Orbitex Fund.

     Third Party Transactions. If you buy and redeem shares of the New Orbitex Fund through a member of the National Association of Securities Dealers, Inc., that member may charge a fee for that service.

     The Orbitex Group of Funds has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the New Orbitex Fund's behalf. The New Orbitex Fund will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced at the New Orbitex Funds' net asset value next computed after it is received by the authorized broker or broker authorized designee.

     Redemption-in-kind. The New Orbitex Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such a request is large enough to affect operations (for example, if the request is greater than

$250,000 or 1% of a Fund's assets). The securities will be chosen by the New Orbitex Fund and valued at the New Orbitex Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


                        Redemption Methods and Procedures
--------------------------------------------------------------------------------
Method of
Redemption          Redemption Procedures
----------          ---------------------

By Telephone        You may  authorize  redemption of some or all shares in your account  with the New Orbitex  Fund by  telephoning  the New
                    Orbitex Funds at 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the New Orbitex Fund is open.
                    You will not be eligible to use the telephone redemption service if you: have declined or canceled your telephone investment privilege; wish to redeem less than $1,500; must provide supporting legal documents such as a signature guarantee, or if necessary, for redemption requests by corporations, trusts and partnerships; and wish to redeem from a retirement account.

By Mail If you are redeeming shares of the New Orbitex Fund, you may send your redemption request to:
                                   Orbitex Group of Funds
                                   c/o American Data Services, Inc.
                                   The Hauppauge Corporate Center
                                   150 Motor Parkway
                                   Hauppauge, New York 11788

                    You must include the following information in your written request: a letter of instruction stating the name of the New Orbitex Fund, the number of shares you are redeeming, the names in which the account is registered and your account number; other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships; a signature guarantee, if necessary

By Wire You may request your redemption proceeds be wired directly to the bank account designated on your application. The New Orbitex Funds' transfer agent will charge you a $10.00 fee for each wire redemption. The transfer agent will deduct the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Request in "Good    For our mutual  protection,  all  redemption  requests  must
Order"              include: your account number; the amount of the transaction;
                    for  mail  request,  signatures  of all  owners  exactly  as
                    registered  on  the  account  o  signature  guarantees,   if
                    required  (signature  guarantees  can be  obtained  at  most
                    banks,   credit  unions,   and  licensed  brokers;   or  any
                    supporting legal documentation that may be required; Your redemption request will be processed at the next-determined share price after we have received all required information.

IMPORTANT NOTE      Once  we  have  processed  your  redemption  request,  and a confirmation  number has been given, the transaction  cannot be revoked.
--------------------------------------------------------------------------------

     Options for Redemption Proceeds You may receive your redemption proceeds by check or by wire.

     o Check Redemptions. Normally we will mail your check within two business days of a redemption.

     o Wire Redemptions. Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.

     If we receive your request for a wire redemption by noon Eastern Time, the wire will arrive at your bank by the close of business that same day. Requests that we receive later than noon Eastern Time will arrive at your bank by the close of business the following business day.

     We require a minimum redemption of $10,000 in order to send your redemption proceeds by wire.

     Telephone Redemptions and Exchanges. We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized. Orbitex Group of Funds reserves the right to refuse a telephone redemption or exchange if the caller cannot provide: the account number; the name and address exactly as registered on the account; and the primary social security or employer identification number as registered on the account;

     We may also require a password from the caller. Orbitex Group of Funds will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

     Exchanging Shares. The exchange privilege is a convenient way to buy shares in each Fund in order to respond to changes in your investment goals or in market conditions. You may exchange your shares for shares of the same class of another Fund at no cost to you (or, if you hold D Class Shares of the New Orbitex Fund, you may exchange them for Class A Shares of another Orbitex Fund). If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500. All subsequent exchanges must have a minimum value of $250 per Fund. You may exchange shares either by telephone, if you have not canceled your telephone privilege, or in writing. Written requests for exchange must provide the following: current Fund's name; account names and numbers; name of the Orbitex Fund you wish to exchange your shares into; the amount you wish to exchange; specify the shareholder privileges you wish to retain (e.g., Telephone Privileges); and signatures of all registered owners.

     To exchange shares by telephone, you should call 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Orbitex Funds are open. We will process telephone requests made after 4:00 p.m. Eastern Time at the close of business on the next business day. You should notify the New Orbitex Funds in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request.

     Please  note  that  we  will  only  accept   exchanges  if  your  ownership
registrations in both accounts are identical.

     We will value your exchanged shares at their respective net asset value next determined after the receipt of the exchange request. We will not impose an initial sales charge, redemption fee or penalty on exchanges. Please note that an exchange may have tax consequences for you. We reserve the right to modify or terminate the exchange privilege upon sixty days' written notice to you.

     Transferring Registration. You can transfer the registration of your shares in an Orbitex Fund to another owner by completing a transfer form and sending to American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788-0132.

     Pricing of Fund Shares. Each Fund's net asset value per share or NAV is calculated on each day that the New York Stock Exchange is open. The NAV is the value of a single share of a Fund. The administrators calculate the NAV for each Funds they administer at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. The NAV is determined by subtracting the total of the New Orbitex Fund's liabilities from its total assets and dividing the remainder by the number of shares outstanding. The value of each Fund's total assets is generally based on the market value of the securities that the New Orbitex Fund holds. If market values are not available, we will determine the fair value of securities

     Using procedures that the Board of Trustees has approved. We will also fair value securities whose values are materially affected by events occurring after the closing of a foreign market. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation. Foreign securities may be traded in their primary markets on weekends or other days when the New Orbitex Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or redeem their Fund shares.

     Distributions. As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

                     Long-term Vs. Short-term Capital Gains:
               --------------------------------------------------
               o    Long-term   capital  gains  are  realized  on
                    securities held for more than one year and are part of your capital gain distribution.
               o Short-term capital gains are realized on securities held less then one year and are part of your dividend distributions.

     The New Orbitex Fund distributes dividends quarterly, and capital gains annually. The capital gain distributions will typically be declared and paid in December.

     The other Orbitex Funds distribute dividends and capital gains annually. These distributions will typically be declared and paid in December.

     You will receive distributions from a Fund in additional shares of the Orbitex Funds unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call 1-888-ORBITEX for instructions.

     If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Orbitex Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

     Federal Tax Considerations. Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, Orbitex Management will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when Orbitex Management's investment decisions will result in a negative tax consequence for the New Orbitex Fund's to shareholders.

     o Taxes on Distributions You will generally be subject to pay federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of each Orbitex Fund. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. The rate of tax will depend on how long each Orbitex Fund held the securities on which it realized the gains. In general, for individual shareholders, the maximum capital gain rate is 20 percent. All other distributions, including short-term capital gains, will be taxed as ordinary income. Each Orbitex Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31 for the prior calendar year.

     o Taxes on Sales or Exchanges If you redeem your shares of each Orbitex Fund, or exchange them for shares of another Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

     o "Buying a Dividend" Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

     o Tax Withholding. The Orbitex Funds may be required to withhold U.S. federal income tax at the rate of 31% from all taxable distributions and from proceeds from certain sales and exchanges payable to shareholders who fail to provide the Orbitex Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

     Management

     Investment Orbitex Management. Orbitex Management, Inc., is the Orbitex Funds' investment adviser. Orbitex Management's address is 410 Park Avenue, New York, NY 10022. Orbitex Management is an affiliate of Orbitex Management Ltd., an investment adviser that provides investment services to individuals and institutions including Canadian unit trusts.

     Under the terms of an investment advisory agreement, Orbitex Management is responsible for formulating the New Orbitex Funds' investment programs and for making day-to-day investment decisions and engaging in portfolio transactions. Orbitex Management also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the New Orbitex Fund's operations.

     Other Service Providers. The New Orbitex Funds rely on other companies to provide necessary services for their day-to-day operations. Below is a list of these service providers.

     o    Administrator for the Orbitex Group of Funds

          American Data Services, Inc.
          The Hauppauge Corporate Center
          150 Motor Parkway
          Hauppauge, New York 11788

     o Sub-administrator for the Growth Fund, Info-Tech & Communications Fund and Strategic Natural Resources Fund

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

     o    Custodian for the Orbitex Group of Funds

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

     o    Distributor for the Orbitex Group of Funds

          Funds Distributor, Inc.
          60 State Street
          Boston, Massachusetts 02109

     o Transfer and Dividend Disbursing Agent for the Growth Fund, Info-Tech & Communications Fund and Strategic Natural Resources Fund

          Boston Financial Data Service, Inc.
          Two Heritage Drive
          North Quincy, Massachusetts 02171

     o Transfer and Dividend Disbursing Agent for the New Orbitex Fund and Health & Biotechnology Fund

          American Data Services, Inc.
          The Hauppauge Corporate Center
          150 Motor Parkway
          Hauppauge, New York 11788

     o    Counsel

          Rogers & Wells LLP
          200 Park Avenue
          New York, New York 10166

     o    Independent Accountants

          PricewaterhouseCoopers LLP
          160 Federal Street
          Boston, Massachusetts 02110

VI.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Board, the following persons owned of record 5% or more of ASM Common Stock outstanding shares at March 9, 1999:

                                                        Amount and Nature of
      Name and Address of Beneficial Owner              Beneficial Ownership       Percent of Class
Donaldson Lufkin & Jenrette                                                              5.9%
     Pershing Division
     Jersey  City, NJ  07311-2052

National Financial Services Corp.                                                       12.6%
     Church Street Station, 5th Floor
     P.O. Box 3908
     New York, NY 10008-3908

National Investor Services                                                               7.3%
     For the Exclusive Benefit of Our Customers
     55 Water Street
     New York, NY 10041

FTC & Co.                                                                               16.3%
     Attn: Datalynx
     House Account
     P.O. Box 173736
     Denver, CO 80217-3736

As of March 9, 1999, the officers and directors of ASM owned less than 1% of ASM.

VII. OTHER MATTERS

     The Board does not intend to bring any matters before the Special Meeting other than the Reorganization described above, and the Board is not aware of any other matters to be brought before the Special Meeting or any adjournments thereof by others. If any other matters legally come before the Special Meeting, it is intended that the accompanying proxy will be voted on such matters in accordance with the best judgment of the persons named in said proxy.

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting of Stockholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Special Meeting for a period or periods of not more than sixty (60) days in the aggregate to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Special Meeting to be adjourned. Proxies which are instructed to be voted against the matters to be considered at the Special Meeting when it convenes will be voted against a proposal to adjourn.

VIII. ADDITIONAL INFORMATION

     Persons Making the Solicitation. The solicitation of proxies may be made by, among others, directors of ASM and officers and employees of Orbitex Management.

     Shareholders Communication Corporation ("SCC") has been retained to assist in the solicitation of proxies. SCC shall be paid approximately $3,500 by Orbitex Management, Inc. In addition, Automatic Data Processing ("ADP") has been retained to assist in the voting of proxies by telephone or the internet. ADP will be paid approximately $7,900 by Orbitex Management. Orbitex Management will reimburse ADP and SCC for their related out-of-pocket expenses. The solicitation of proxies will be largely by mail, but may include, without additional cost to ASM, telephone, telegraphic or oral communications by directors, officers or employees of Orbitex Management.

     The expense of preparation, printing and mailing this Proxy Statement/Prospectus and the other proxy materials that accompany the Proxy Statement/Prospectus will be borne by Orbitex Management. Orbitex Management will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the ASM Common Stock.


                                                 RESPECTFULLY SUBMITTED,

                                                 M. Fyzul Khan
                                                 Secretary
Dated: May __, 1999


     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE THEIR SHARES BY MAIL BY SIGNING AND RETURNING THE PROXY CARD IN THE ENCLOSED ENVELOPE (NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES), OR BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE SIMPLE INSTRUCTIONS ON THE PROXY CARD.

     WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH, WHERE STOCK IS HELD JOINTLY, BOTH SIGNATURES ARE REQUIRED.

                                   APPENDIX A


================================================================================










                              AMENDED AND RESTATED

                      AGREEMENT AND PLAN OF REORGANIZATION

                                 by and between

                             ORBITEX GROUP OF FUNDS

                                       and

                             ASM INDEX 30 FUND, INC.

                           Dated as of April 26, 1999

                                   and hereby

                     Amended and Restated as of May 28, 1999





================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I             CERTAIN DEFINITIONS.....................................1

ARTICLE II            THE MERGER..............................................3

         2.1.     The Merger..................................................3

         2.2.     Effective Time..............................................3

         2.3.     Closing.....................................................4

         2.4.     Trustees and Officers of the Surviving Entity...............4

         2.5.     Effects of the Merger.......................................4

         2.6.     Further Assurance...........................................4

ARTICLE III           CONVERSION OF SHARES....................................5

         3.1.     Conversion of Capital Stock.................................5

         3.2.     Exchange of Certificates....................................5

ARTICLE IV            REPRESENTATIONS AND WARRANTIES OF THE FUND..............5

         4.1.     Organization and Qualification..............................5

         4.2.     Authority, Authorization and Enforceability.................5

         4.3.     Capitalization..............................................6

         4.4.     Subsidiaries................................................6

         4.5.     No Conflicts................................................6

         4.6.     Financial Statements; No Undisclosed Liabilities............6

         4.7.     Books and Records...........................................7

         4.8.     Legal Proceedings...........................................7

         4.9.     No Brokers or Finders.......................................7

         4.10.    Investment Company Registration.............................7

ARTICLE V             REPRESENTATIONS AND WARRANTIES OF THE TRUST.............7

         5.1.     Organization and Qualification..............................7

         5.2.     Authority, Authorization and Enforceability.................8

         5.3.     Capitalization..............................................8

         5.4.     No Conflicts................................................8

         5.5.     Legal Proceedings...........................................8

         5.6.     No Brokers or Finders.......................................8

ARTICLE VI            PRE-CLOSING COVENANTS...................................9

         6.1.     Investigations and Examinations.............................9

         6.2.     Conduct of Business.........................................9

         6.3.     No Shopping.................................................9

         6.4.     Covenant to Proceed.........................................9

         6.5.     Notice of Material Changes..................................9

         6.6.     Regulatory Approvals........................................9

         6.7.     No Default.................................................10

         6.8.     Preparation of Proxy Materials.............................10

         6.9.     Financial Statements.......................................10

ARTICLE VII           CONDITIONS TO THE CLOSING..............................10

         7.1.     Conditions Precedent to the Obligations of the Fund to
                    Complete the Closing.....................................10

         7.2.     Conditions Precedent to the Obligations of the Trust to
                    Complete the Closing.....................................11

ARTICLE VIII          SURVIVAL OF REPRESENTATIONS AND WARRANTIES.............13

ARTICLE IX            TERMINATION............................................13

ARTICLE X             MISCELLANEOUS..........................................14

         10.1.    Publicity; Confidentiality.................................14

         10.2.    Waivers and Amendments.....................................14

         10.3.    Governing Law..............................................14

         10.4.    Notices....................................................14

         10.5.    Binding Effect; Assignment.................................17

         10.6.    Variations in Pronouns.....................................17

         10.7.    Counterparts...............................................17

         10.8.    Complete Agreement.........................................17

         10.9.    Headings...................................................17

         10.10.   Severability of Provisions.................................17

                                    EXHIBITS



EXHIBIT A         -        Officer's Certificate of the Trust

EXHIBIT B         -        Secretary's Certificate of the Trust

EXHIBIT C         -        Opinion of Counsel to the Trust

EXHIBIT D         -        Officer's Certificate of the Fund

EXHIBIT E         -        Secretary's Certificate of the Fund

EXHIBIT F         -        Opinion of Counsel to the Fund



                                      ANNEX

ANNEX A           -        Investment Policies of the Series

                              AMENDED AND RESTATED
                      AGREEMENT AND PLAN OF REORGANIZATION

     AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement"), dated as of April 26, 1999, and hereby amended and restated as of May 28, 1999, by and between Orbitex Group of Funds, a Delaware business trust (the "Trust"), and ASM Index 30 Fund, Inc., a Maryland corporation (the "Fund").

     WHEREAS, the Board of Trustees of the Trust and the Board of Directors of the Fund have each determined that it is advisable and in the best interests of their respective stockholders to consummate, and have approved, the business combination transaction provided for herein in which the Fund would merge with and into Trust and the Trust would be the surviving entity (the "Merger"); and

     WHEREAS, Orbitex Management, Inc., a New York corporation ("Orbitex"), has been engaged pursuant to a Management Agreement, dated February 28, 1999 and effective March 1, 1999, by and between Orbitex and the Fund to serve as interim investment advisor to the Fund in accordance with Rule 15a-4 under the 1940 Act; and

     WHEREAS, it is the intention of the parties that the Merger shall qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the Trust and the Fund desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants, representations and warranties herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

     As used in this Agreement, the following terms have the following meanings:

     "Action or Proceeding" means any action, suit, proceeding or arbitration by any Person, or any investigation or audit by any Governmental or Regulatory Body.

     "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

     "Authorities" has the meaning specified in Section 2.2.

     "Books and Records" means the Fund's or the Trust's, as the case may be, minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records.

     "Business Combination" means, with respect to any Person, any merger, consolidation, conversion, or combination to which such Person is a party, any sale, dividend, split or other disposition of capital stock or other equity interests of such Person, any sale, dividend or other disposition of all or substantially all of the assets and properties of such Person or any sale, dividend or disposition of a portion of the assets or properties of such Person (other than in the ordinary course of business).

     "Business Day" means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

     "Certificates" has the meaning specified in Section 2.2.

     "Closing" has the meaning specified in Section 2.3.

     "Closing Date" has the meaning specified in Section 2.3.

     "Contract" means any agreement, lease, evidence of indebtedness, mortgage, indenture, security agreement or other contract, other than a ground lease.

     "Delaware Law" has the meaning specified in Section 2.1 hereof.

     "Declaration of Trust" has the meaning specified in Section 5.1.

     "Disclosure Letter" has the meaning specified in Section 4.8.

     "Effective Time" has the meaning specified in Section 2.2.

     "Fund" has the meaning specified in the preamble hereof.

     "Fund Share" has the meaning specified in Section 4.3.

     "GCLM" has the meaning specified in Section 2.1.

     "Governmental or Regulatory Body" means any court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

     "Law" means any law, statute, rule, regulation, ordinance and other pronouncement having the effect of law of any Governmental or Regulatory Body.

     "Liabilities" means all indebtedness, obligations and other liabilities of the Fund or the Trust, as the case may be (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

     "Material Adverse Effect" as to any Person means a material adverse effect on the business, prospects, results of operations or financial condition of such Person.

     "Merger" has the meaning specified in the recitals.

     "New Advisory Agreement" means the Management Agreement, to be dated the Closing Date, by and between Orbitex and the Trust, pursuant to which Orbitex will serve as adviser to the New OGF Series.

     "New OGF Series" has the meaning specified in Section 3.1.

     "New OGF Series Share" has the meaning specified in Section 3.1.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "1933 Act" means the Securities Act of 1933, as amended.

     "Orbitex" has the meaning specified in the preamble hereof.

     "Order" means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

     "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

     "Proxy Materials" has the meaning specified in Section 6.8 hereof.

     "SEC" means the U.S. Securities and Exchange Commission.

     "Surviving Entity" has the meaning specified in Section 2.1 hereof.

     "Trust" has the meaning specified in the preamble hereof.


                                   ARTICLE II

                                   THE MERGER

     2.1. The Merger. At the Effective Time, upon the terms and subject to the conditions of this Agreement, the Fund shall be merged with and into the Trust in accordance with the General Corporation Law of the State of Maryland (the "GCLM") and Title 12 of the Delaware Code (the "Delaware Law"). The Trust shall be the surviving entity in the Merger (the "Surviving Entity"). As a result of the Merger, the outstanding shares of capital stock of the Fund shall be converted or cancelled in the manner provided in Article III.

     2.2. Effective Time. At the Closing, articles of merger (the "Articles of Merger") and a certificate of merger (the "Certificate of Merger" and, together with the Articles of Merger, the

"Certificates") shall be duly prepared and executed by the Trust and the Fund and thereafter delivered to the State Department of Taxation and Assessment of the State of Maryland and the Secretary of State of the State of Delaware (the "Authorities") for filing, in accordance with the applicable requirements of the GCLM and the Delaware Law, on, or as soon as practicable after, the Closing Date. The Merger shall become effective at the time of the filing of the Certificates with the Authorities or at such other time as may be specified in the Certificates (the "Effective Time").

     2.3. Closing. The closing of the Merger (the "Closing") will take place at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, or at such other place as the parties hereto mutually agree, on a date and at a time to be specified by the parties. which shall in no event be later than 10:00 a.m., local time, on the fifth Business Day following satisfaction of the conditions set forth in Article VI or, if permissible, waived in accordance with this Agreement, or on such other date as the parties hereto mutually agree (the "Closing Date").

     2.4. Trustees and Officers of the Surviving Entity. From and after the Effective Time, the trustees and officers of the Surviving Entity shall be the same persons who were the trustees and officers of the Trust immediately prior to the Effective Time, and each of them shall continue in office until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Entity's Declaration of Trust and applicable law.

     2.5. Effects of the Merger. As a result of the Merger, all of the assets, properties, rights, privileges, powers and franchises of the Fund and all of the debts, liabilities, obligations and expenses, incurred, contracted or otherwise existing of or with respect to the Fund shall belong to, be vested in and become the assets, properties, rights, privileges, powers and franchises and the debts, obligations and liabilities of the New OGF Series (and not of the Trust generally or of any other series of the Trust); provided, that none of the assets of any other series of that Trust shall belong to, and except as otherwise expressly provided in the Declaration of Trust, none of the debts, liabilities, obligations or expenses incurred, contracted or otherwise existing of or with respect to the Trust generally or any other series of the Trust shall be enforceable against the assets of the New OGF Series. Without limiting the generality of the foregoing, the obligations of the Fund to indemnify and hold harmless the directors of the Fund for their actions in their capacity as such prior to the Merger, including the obligation to advance expenses, to the maximum extent permitted by law, shall by virtue of the Merger and without further action on the part of any party be and become the obligation and liability of the New OGF Series and any successor thereto. In furtherance thereof, the Trustees shall not approve or effect on behalf of or in respect of the New OGF Series at any time during the three years following the Closing any merger, consolidation or corporate reorganization, or any sale (in a single transaction or series of related transactions) of all or substantially all of the assets of the New OGF series, unless under the terms of the transaction the surviving successor or transference entity is contractually bound by the obligations described in Section 2.5. Subject to the foregoing, the effects of the Merger shall be provided in the applicable provisions of the GCLM and the Delaware Law.

     2.6. Further Assurance. Trust and the Fund and the shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

                                   ARTICLE III

                              CONVERSION OF SHARES

     3.1. Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder hereof, each Fund Share shall be converted into the right to receive one no par value Class D share of beneficial interest (each, a "New OGF Series Share") of a newly-created series (the "New OGF Series") of the Trust having substantially the investment policies set forth on Annex A to this Agreement. Each fraction of a Fund Share outstanding at the Effective Time shall be converted into the same fraction of a New OGF Series Share.

     3.2. Exchange of Certificates. As soon as practicable after the Closing, the Trust shall establish an open account in the share records of the Trust in the name of each stockholder of the Fund, and representing the respective pro rata number of Trust Shares due such stockholder. Certificates for Fund Shares issued prior to the Effective Time shall represent outstanding New OGF Series Shares after the Effective Time. Stockholders of the Fund who have not been issued certificates and whose shares are held in open account with Mutual Fund Services Co., Inc., as the Fund's transfer agent, shall be transferred to an open account with American Data Services, Inc. in its capacity as the transfer agent for the New OGF Series.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF THE FUND

     The Fund represents and warrants to the Trust as follows:

     4.1. Organization and Qualification. The Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation under the laws of each jurisdiction in which the nature of the business to be conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Fund or its properties and assets.

     4.2. Authority, Authorization and Enforceability. The execution, delivery and performance by the Fund of this Agreement and the consummation of the transactions contemplated herein have been duly and validly authorized by the Board of Directors of the Fund (the "Board") and the Board has resolved to recommend the Merger to the Fund's stockholders and to call a special meeting of the stockholders for the purpose of approving the Merger and this Agreement, to be held as promptly as is practicable after the execution of the Agreement, but in no event later than 30 days after the Trust has furnished the Proxy Materials to the Fund's stockholders. Other than the affirmative vote of the holders of a majority of the Fund Shares eligible to vote on the matter at the Fund's stockholders meeting or any adjournment thereof, no other corporate action on the part of the Fund or its stockholders is necessary to authorize the execution, delivery and performance of this Agreement by the Fund or the consummation by the

Fund of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Fund and is a legal, valid and binding obligation of the Fund enforceable in accordance with its terms.

     4.3. Capitalization. The authorized capital of the Fund consists of 1,000,000,000 shares of common stock, par value $0.001 per share, of which as of April 9, 1999, 1,259,834.863 shares were issued and outstanding (each, a "Fund Share" and collectively, the "Fund Shares"). The Fund Shares are duly authorized, validly issued, outstanding, fully paid and nonassessable. The Fund has no shares of its capital stock reflected on the Books and Records of the Fund as treasury shares. There are no outstanding options, warrants or other rights of any kind to acquire from the Fund any shares of capital stock or equity interests of the Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Fund committed to issue any stock appreciation or similar rights or option, warrant, right or security.

     4.4. Subsidiaries. The Fund has no subsidiaries.

     4.5. No Conflicts. Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery and performance by the Fund of this Agreement does not, and the consummation of the transactions contemplated herein will not, (i) violate or conflict with the terms, conditions or provisions of its Articles of Incorporation, By-Laws or any Contract to which the Fund is a party or by which it or its assets are bound, (ii) result in a breach or violation by the Fund of any of the terms, conditions or provisions of any Law or Order, or (iii) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

     4.6. Financial Statements; No Undisclosed Liabilities.

     (a) (i) Prior to the execution of this Agreement, the Fund has delivered to the Trust true and complete copies of the audited balance sheet of the Fund as of October 31, 1998, and the related unaudited statements of income and changes in net assets and financial highlights for the period then ended; and

     (ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments and the absence of footnotes.

     (b) Except as reflected or reserved against in the balance sheet included in the Fund's audited October 31, 1998 balance sheet or in the notes thereto, or as further described in Schedule 4.6(b), there are no Liabilities against, relating to or affecting the Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Fund or its properties or assets.

     4.7. Books and Records. The minute books and other similar records of the Fund as made available to the Trust prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders, the board of directors and committees of the board of directors of the Fund. The stock transfer ledgers and other similar records of the Fund as made available to the Trust prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the capital stock of the Fund. The Fund does not have any Books and Records which have not been made available to the Trust.

     4.8. Legal Proceedings. Except as set forth in a letter from the Fund to the Trust dated the date of this Agreement (the "Disclosure Letter"), there is no Action or Proceeding pending or, to the best of the Fund's knowledge, threatened against, relating to or affecting the Fund.

     4.9. No Brokers or Finders. No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

     4.10. Investment Company Registration. The Fund is duly registered as a diversified, open-end management investment company under the 1940 Act, and under all applicable state and foreign investment company or related laws. The Fund has delivered to the Trust a true and complete copy of the Fund's currently effective Form N-1A, as filed with the SEC, and has made available to the Trust all state, federal and foreign registration forms, all prior Form N-1A filings and all reports filed by the Fund with the SEC under the 1940 Act and the rules promulgated thereunder or otherwise and under similar state and foreign statutes within the last five years, and will provide to the Trust such forms and reports as are filed from and after the date hereof and prior to the Closing Date. The information contained in such forms and reports was or will be true and complete in all material respects as of the time of filing and, except as indicated on a subsequent form or report filed before the Closing Date, continues to be true and complete in all material respects. Each such registration is in full force and effect. The Fund has timely computed and publicized its net asset value in accordance with the provisions of the 1940 Act.

                                   ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF THE TRUST

     The Trust represents and warrants to the Fund as follows:

     5.1. Organization and Qualification. The Trust was organized pursuant to an Agreement and Declaration of Trust, dated December 31, 1996 (the "Declaration of Trust"), under the laws of the State of Delaware and is duly qualified, licensed or admitted to do business and in good standing as a foreign trust under the laws of each jurisdiction in which the nature of the business to be conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Trust or its properties and assets.

     5.2. Authority, Authorization and Enforceability. The execution, delivery and performance of this Agreement by the Trust and the consummation of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of the Trust. This Agreement has been duly and validly executed and delivered by the Trust and is a legal, valid and binding obligation of the Trust enforceable against it in accordance with its terms.

     5.3. Capitalization. The New OGF Series Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest with respect to the New OGF Series.

     5.4. No Conflicts. Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery and performance of this Agreement by the Trust does not, and the consummation of the transactions contemplated herein will not, (i) violate or conflict with the terms, conditions or provisions of the Declaration of Trust, By-Laws or any Contract to which the Trust is a party or by which it or its assets are bound, (ii) result in a breach or violation by the Trust of any of the terms, conditions or provisions of any Law or Order, or (iii) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

     5.5. Legal Proceedings. There is no Action or Proceeding pending or, to the best of the Trust's knowledge, threatened against, relating to or affecting the Trust which (i) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated herein or (ii) could reasonably be expected, individually or in the aggregate with any other such Action or Proceeding, to have a Material Adverse Effect on the Trust or its properties and assets.

     5.6. No Brokers or Finders. No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Trust in connection with the negotiation, execution or performance of this Agreement or the consummation of the transactions contemplated herein, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

                                   ARTICLE VI

                              PRE-CLOSING COVENANTS

     From the date of the execution of this Agreement through the Closing Date:

     6.1. Investigations and Examinations. Each party will cooperate and will cause its representatives and agents to cooperate, in all reasonable respects in connection with the performance by the other party of its inspection and examination of such party.

     6.2. Conduct of Business. Each party will (i) conduct its business in the ordinary and normal course of business consistent with past practice in all material respects and (ii) comply with any Law and Order applicable to such business.

     6.3. No Shopping. Each party agrees that it will not directly or indirectly solicit, initiate or encourage submission of proposals or offers from any Person or entity (other than the parties to this Agreement and their Affiliates) relating to any Business Combination involving such party or participate in any negotiations regarding, or furnish to any other Person any information with respect to such party for the purposes of, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to seek or effect any such Business Combination. Each party shall promptly notify the other party if any proposal or offer, or any inquiry or contact with any Person with respect thereto, is made and shall describe in detail the terms and conditions of any proposal or offer made.

     6.4. Covenant to Proceed. Each party hereto covenants to use all reasonable efforts within its control (i) to prevent the breach of any representation or warranty of such party hereunder, (ii) to satisfy all covenants of such party and closing conditions hereunder, (iii) to cooperate with the other party hereto and to take or cause to be taken all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement and (iv) to promptly cure any breach of a representation, warranty or covenant of such party hereunder upon its learning of same.

     6.5. Notice of Material Changes. Each party will notify the other parties hereto of any material adverse change in such party's business, prospects, results of operations or financial condition as soon as practicable following such change.

     6.6. Regulatory Approvals. Each party will (i) use best efforts and proceed diligently and in good faith as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Bodies required of the respective party or its respective Affiliates to consummate the transactions contemplated hereby and
(ii) provide such other information and communications to such Governmental or Regulatory Bodies as each such Governmental or Regulatory Body may reasonably request in connection therewith. Each party will provide prompt notification to the other party when any such consent, approval, action, filing or notice referred to in clause (i) above is obtained, taken, made or given, as applicable, and, prior to the Closing, will advise the other party of any communications (and, unless precluded by Law, provide copies to the other party of any such communications that are in writing) with any Governmental or Regulatory Body regarding any of the transactions contemplated herein.

     6.7. No Default. No party hereto shall do any act or intentionally omit to do any act which would cause a breach of any representation, warranty, covenant or agreement by it under this Agreement.

     6.8. Preparation of Proxy Materials. The Fund and the Trust shall cooperate with each other in the preparation of the proxy statement and other materials (collectively, the "Proxy Materials") required to be delivered to the Fund's stockholders pursuant to the 1940 Act and any other applicable federal or state securities laws in connection with the Merger, this Agreement and the New Advisory Agreement and to cause such Proxy Materials to be filed with the SEC as promptly as practicable after the execution of this Agreement.

     6.9. Financial Statements. On or before June 30,1999, the Fund shall cause to be prepared and delivered to the Trust the unaudited balance sheets of the Fund as of April 30, 1999 and the related unaudited statements of operations and changes in net assets and financial highlights for the period then ended, which shall be prepared in accordance with GAAP and shall fairly present the financial position of the Fund as of such date and the results of operations and changes in net assets and financial highlights for the period then ended.

                                  ARTICLE VII

                            CONDITIONS TO THE CLOSING

     7.1. Conditions Precedent to the Obligations of the Fund to Complete the Closing. The obligations of the Fund herein are subject to the fulfillment on or prior to the Closing Date of the conditions set forth in this Section 7.1 below, any one or more of which may be waived by the Fund.

          (a) Representations, Warranties and Covenants. The representations and warranties of the Trust contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such Closing Date except as expressly stated herein to be made as of a specified date. The Trust shall have performed and complied in all material respects with its covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

          (b) No Injunctions. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of this Agreement or the related transactions shall be in effect.

          (c) SEC Related Matters. The Trust shall have filed with the SEC a post-effective amendment to its registration statement under the 1940 Act and the 1933 Act on Form N-1A relating to the New OGF Series Shares and that registration statement shall have become effective and no order shall have issued withdrawing, suspending or terminating such effectiveness, no stop order shall have been issued with respect to the New OGF Series Shares and no proceeding for any such purpose shall have been initiated or threatened by the SEC.

          (d) Closing Certificates. The Trust shall have delivered to the Fund a certificate, dated the Closing Date and executed by the Chairman of the Board, the President or any Executive or Senior Vice President of the Trust, substantially in the form and to the effect of Exhibit A hereto, and a certificate, dated the Closing Date and executed by the Secretary or Assistant Secretary of the Trust, substantially in the form and to the effect of Exhibit B hereto.

          (e) Opinion of Counsel. The Fund shall have received an opinion of Rogers & Wells LLP, counsel to the Trust, dated the Closing Date, substantially in the form and to the effect of Exhibit C hereto.

          (f) Tax Opinion of Counsel. The Fund shall have received an opinion from Rogers & Wells LLP, counsel to the Trust, to the effect that the Merger will constitute a tax free reorganization as defined in Section 368(a) of the Code.

          (g) Closing Documents. The Trust will execute and deliver, or cause to be executed and delivered, to the Fund all documents reasonably requested by the Fund or reasonably necessary to effectuate the transactions contemplated hereby, including without limitation, state and local transfer tax and gains tax returns and any other filings in any applicable governmental jurisdiction.

          (h) Fund Stockholders' Meeting. The Merger and the other transactions contemplated by this Agreement shall have been approved by the holders of a majority of the Fund Shares entitled to vote on the merger, in accordance with the requirements of the GCLM and Section 2 of Article VII of the Fund's Articles of Incorporation.

     7.2. Conditions Precedent to the Obligations of the Trust to Complete the Closing. The obligations of the Trust herein are subject to the fulfillment on or prior to the Closing Date of the conditions specified in this Section 7.2, any one or more of which may be waived by the Trust.

          (a) Representations, Warranties and Covenants. The representations and warranties of the Fund contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such Closing Date except as expressly stated herein to be made as of a specified date. The Fund shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by them on or prior to such Closing Date.

          (b) No Injunctions. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of this Agreement or the related transactions shall be in effect.

          (c) SEC Related Matters. Confirmation shall have been received from the SEC or its staff that the Fund is duly registered as a diversified, open-end management investment company under the 1940 Act.

          (d) Closing Certificates. The Fund shall have delivered to the Trust a certificate, dated the Closing Date and executed by the Chairman of the Board, the President or any Executive or

     Vice President of the Company, substantially in the form and to the effect of Exhibit D hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of the Company, substantially in the form and to the effect of Exhibit E hereto.

          (e) Opinion of Counsel. The Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Fund, dated the Closing Date, substantially in the form and to the effect of Exhibit F hereto.

          (f) Tax Opinion of Counsel. The Trust shall have received an opinion from Rogers & Wells LLP, counsel to the Trust, to the effect that the Merger will constitute a tax free reorganization as defined in Section 368(a) of the Code.

          (g) Closing Documents. The Fund will execute and deliver, or cause to be executed and delivered, to the Trust all documents reasonably requested by the Trust or reasonably necessary to effectuate the transactions contemplated hereby, including without limitation, state and local transfer tax and gains tax returns and any other filings in any applicable governmental jurisdiction.

          (h) Governmental and Regulatory Consents and Approvals. Other than the filing provided for by Section 2.2, all consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Body, required under applicable securities "blue sky" laws, or the failure of which to be obtained or taken could be reasonably expected to have a Material Adverse Effect on the New OGF Series, or on the ability of the Trust to consummate the transactions contemplated hereby, shall have been obtained, all in form and substance reasonably satisfactory to the Trust and no such consent, approval or action shall contain any term or condition which could be reasonably expected to result in a material diminution of the benefits of the Merger to the Trust or the New OGF Series.

          (i) Good Standing Certificates. The Fund shall have delivered to the Trust (a) copies of the articles of incorporation (or other comparable corporate charter documents), including all amendments thereto, of the Fund certified by the Secretary of State of the State of Maryland or other appropriate official of the jurisdiction of incorporation, (b) certificates from the Secretary of State of the State of Maryland or other appropriate official of the respective jurisdictions of incorporation to the effect that the Fund is in good standing or subsisting in such jurisdiction, listing all charter documents of the Fund on file and attesting to its payment of all franchise or similar taxes, and (c) a certificate from the Secretary of State of the State of Maryland or other appropriate official in each jurisdiction in which the Fund is qualified or admitted to do business to the effect that the Fund is duly qualified or admitted and in good standing in such jurisdiction.

          (j) Due Diligence. The Trust shall have completed, to its satisfaction, its due diligence investigation of the Fund.

          (k) Fund's Stockholders' Meeting. Each of the proposals contained in the Proxy Materials shall have been ratified or approved, as the case may be, by the requisite vote of the Fund's stockholders, each in accordance with the GCLM.

          (l) Financial Statements. The Trust shall have received from the Fund the financial statements to be delivered pursuant to Section 6.9, which financial statements shall be substantially consistent with the financial data contained in the financial statements previously furnished to the Trust by the Fund.

                                  ARTICLE VIII

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     The representations and warranties of each party contained in this Agreement or any certificate delivered at the Closing shall survive to, and shall expire upon, the Closing. No claim may be made against any party hereto, and no party hereto shall have any liability to the other party hereto, with respect to any inaccuracy in or any breach of any representation or warranty after the Closing.

                                   ARTICLE IX

                                   TERMINATION

     Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

          (a) by the mutual consent of the parties hereto;

          (b) by the Trust upon any material breach by the Fund of any of its representations, warranties or covenants contained in this Agreement; provided, that the Fund shall have been given written notice of such breach and a reasonable opportunity to cure such breach;

          (c) by the Fund upon any material breach by the Trust of any of its representations, warranties or covenants contained in this Agreement; provided, that the Trust shall have been given written notice of such breach and a reasonable opportunity to cure such breach; and

          (d) by either party if the Closing hereunder does not occur by August 1, 1999.

     In the event that this Agreement shall be terminated pursuant to this
Article IX, all further obligations of the parties under this Agreement shall terminate without further liability of either party to the other party, except for any liability of either party for any of its representations, warranties or covenants, the breach of which was the cause of a termination pursuant to (b) or
(c) above.

                                   ARTICLE X

                                  MISCELLANEOUS

     10.1. Publicity; Confidentiality. No publicity release or public announcement concerning this Agreement or the transactions contemplated herein shall be made by either party hereto without advance approval thereof by the other party hereto; provided, however, that (i) approval by such other party of any proposed press release or other public disclosure shall not be unreasonably withheld or delayed and (ii) if any such party is advised by legal counsel that such public disclosure by such party is required by Law or by any listing agreement with any national securities exchange or automated quotation system to which such party is subject, such party may make such disclosure without the prior approval of the other party hereto, provided that the disclosing party, to the extent practicable, first provides the other party with a copy or draft of such proposed disclosure and provides such other party an opportunity to review and comment thereon.

     10.2. Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     10.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of New York and, by execution and delivery of this Agreement, each of the parties hereto accepts the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

     10.4. Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given by (i) personal delivery, (ii) United States registered or certified mail (postage prepaid, return receipt requested) addressed as hereinafter provided, (iii) a nationally recognized overnight courier or (iv) telephonic facsimile transmission. Notice shall be sent and deemed given when (i) if personally delivered or via overnight courier, then upon receipt (or the date delivery is refused) by the receiving party, or (ii) if mailed, then three business days after being postmarked, or
(iii) if sent via telephonic facsimile transmission, then upon receipt by a designated facsimile receiving device in the office of the receiving party.

     Until further notice, notices and other communications hereunder shall be addressed to the parties as follows:

                  If to the Trust:

                  Orbitex Group of Funds
                  c/o Orbitex Management, Inc.
                  410 Park Avenue, 18th Floor
                  New York, NY 10022
                  Attention: M. Fyzul Khan, Esq.
                  Telephone: (212) 891-7914
                  Facsimile: (212) 616-7954


                  With a copy to:

                  Rogers & Wells LLP
                  200 Park Avenue
                  New York, NY 10166-0153
                  Attention: John A. Healy, Esq.
                  Telephone: (212) 878-8000
                  Facsimile: (212) 878-8375

                  If to the Fund:

                  c/o M. Fyzul Khan
                  ASM Index 30 Fund, Inc.
                  410 Park Avenue
                  18th Floor
                  New York, NY  10022
                  Attention: Dan Calabria, Esq.
                  Telephone: (212) 891-7914
                  Facsimile: (212) 616-7954


                  With copies to:

                  W. Keith Schilit
                  16215 Villareal
                  Tampa, FL 33613
                  Telephone: (813) 908-6446
                  Facsimile: (813) 908-6556

                  Stradley, Ronan, Stevens & Young, LLP
                  2600 One Commerce Square
                  Philadelphia, PA 19103-7098
                  Attention: Steven M. Felsenstein, Esq.

                  Telephone: (215) 564-8074
                  Facsimile: (215) 564-8120

     10.5. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. Except as otherwise provided herein, this Agreement is not assignable by any party hereto without the prior written consent of the other parties hereto and any other purported assignment shall be null and void.

     10.6. Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     10.7. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     10.8. Complete Agreement. This Agreement, the Disclosure Letter and the New Advisory Agreement, constitute the complete agreement of the parties with respect to the subject matter thereof, and supersede all prior agreements or understandings among the parties hereto.

     10.9. Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

     10.10. Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of such provision or any portion thereof to any Person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Agreement on the date first above written.


                              ORBITEX GROUP OF FUNDS


                              By:   /s/ James L. Nelson
                                    --------------------------------------------
                                    Name:  James L. Nelson
                                    Title: President and Chief Executive Officer



                              ASM INDEX 30 FUND, INC.


                              By:   /s/ W. Keith Schilit
                                    --------------------------------------------
                                    Name:  W. Keith Schilit
                                    Title: Acting Chairman of the Board of
                                           Directors and Authorized Signatory

                                                                         ANNEX A
                                                                       TO MERGER
                                                                       AGREEMENT

                        Investment Policies of the Series

     The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     The Fund may not:

(i) Purchase securities on margin, except ASM may make margin deposits (a) in connection with permissible options and futures transactions, subject to restriction (4) below and (b) on such short-term credits as may be necessary for the clearance of transactions.

(ii)   Make short sales of securities or maintain a short position.

(iii) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make investments while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

(iv) Buy or sell commodities or commodity futures contracts, or buy or sell real estate, real estate limited partnership interests or other interests in real estate, except ASM may (a) purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate and (b) enter into financial futures transactions and options thereon.

(v) Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies).

(vi)   Make investments for the purpose of exercising control or management.

(vii) Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

(viii) Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

(ix) As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

                                                                   EXHIBIT A
                                                                      TO MERGER
                                                                      AGREEMENT

                         OFFICER'S CERTIFICATE
                         ---------------------

           I, James L. Nelson, President and Chief Executive Officer of Orbitex

Group  of  Funds,  a Delaware business trust (the "TRUST"), pursuant to Section

7.1(d) of the Agreement  and  Plan of Reorganization, dated as of April 26, 1999

(the "MERGER AGREEMENT"; capitalized  terms  not  defined herein shall have the meanings ascribed to them in the Merger Agreement),  by  and  between the Trust and  ASM  Index  30  Fund, Inc., a Maryland corporation, DO HEREBY  CERTIFY  on behalf of the Trust that:


                (1) Each of the representations and warranties made by the Trust in the Merger Agreement (other than those made as of a specified date earlier than the date hereof) is true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, and each of the representations and warranties made by the Trust as of specified date earlier than the date hereof was true and correct in all material respects as of such earlier date.

                (2) Each of the agreements, covenants and obligations required by the Merger Agreement to be performed or complied with by the Trust at or before the Closing has been duly performed or complied with in all material respects.

          IN WITNESS WHEREOF, the Trust  has  caused  this  Certificate  to  be executed on  its  behalf  by the undersigned on and as of the ____ day of June,

1999.


                                ORBITEX GROUP OF FUNDS

                                By:_______________________________________
                                   Name:  James L. Nelson
                                   Title: President and Chief Executive Officer

                                                                      EXHIBIT B
                                                                      TO MERGER
                                                                      AGREEMENT


                       ASSISTANT SECRETARY'S CERTIFICATE
                       ---------------------------------

           I, Kevin P. Meehan,  Assistant Secretary of  Orbitex Group of Funds,

a Delaware business trust (the "TRUST"),  pursuant  to  Section  7.1(d)  of the

Agreement  and  Plan  or Reorganization, dated as of April 26, 1999 (the "MERGER

AGREEMENT"), by and between  the  Trust and ASM Index 30 Fund, Inc., a Maryland corporation, DO HEREBY CERTIFY on behalf of the Trust as follows:

           1. Attached hereto as EXHIBIT A is a true, complete and correct copy of the Agreement and Declaration of Trust of the Trust and all amendments thereto (as so amended, the "DECLARATION OF TRUST"), and no amendment to the Declaration of Trust has been authorized or become effective since the date of the last of such amendments, no amendment or other document relating to or affecting the Declaration of Trust has been filed in the office of the Secretary of State of the State of Delaware since such date and no action has been taken by the Trust, its stockholders, directors or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of the Trust.

           2. Attached hereto as EXHIBIT B is a true, complete and correct copy of the By-Laws of the Trust as in full force and effect on the date hereof and at all times since [date of last amendment].

           3. Attached hereto as EXHIBIT C is a true, complete and correct copy of resolutions adopted by the Board of Trustees of the Trust with respect to the Merger Agreement and the transactions contemplated thereby, which resolutions were duly and validly adopted at a meeting of the Board of Trustees of the Trust on March ___, 1999, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the Board of Trustees of the Trust or any committee thereof relating to the Merger Agreement and the transactions contemplated thereby.

           4. Each of the following named individuals is a duly elected or appointed, qualified and acting officer of the Trust who holds, and at all times since April 9, 1999 has held, the office set opposite such individual's name, and the signature written opposite the name and title of such officer is such officer's genuine signature:

James L. Nelson   President and Chief
                  Executive Officer     ________________________________

Kimberly S. Ratz  Treasurer             ________________________________

           IN WITNESS WHEREOF, the Trust has  caused  this  Certificate  to  be executed  on  its  behalf by the undersigned on and as of the ____ day of June,

1999.

                                      ORBITEX GROUP OF FUNDS



                                      By:___________________________
                                         Name:  Kevin P. Meehan
                                         Title: Assistant Secretary



           I, James  L.  Nelson,  President  and Chief Executive Officer of the

Trust, DO HEREBY CERTIFY on behalf of the Trust  that  Kevin  P.  Meehan is the duly  elected  or  appointed, qualified and acting Assistant Secretary  of  the

Trust, and the signature  set  forth  above  is  the  genuine signature of such officer.

                                      _________________________
                                      Name:  James L. Nelson
                                      Title: President and Chief
                                             Executive Officer

                                                                      EXHIBIT C
                                                                      TO MERGER
                                                                      AGREEMENT

                               [R&W LETTERHEAD]

                                          ___________, ____


ASM Index 30 Fund, Inc.
410 Park Avenue
18th Floor
New York, New York  10022

Dear Sirs:

           We have acted as special counsel to Orbitex Group of Funds, a Delaware business trust (the "Trust"), in connection with the Agreement and Plan of Reorganization, dated as of April 26, 1999 (the "Merger Agreement"), by and between the Trust and ASM Index 30 Fund, Inc., a Maryland corporation, and the transactions contemplated thereby. Capitalized terms not defined herein
shall have the meanings ascribed to  them  in  the  Merger  Agreement.   We are
rendering  this  opinion  to  you  pursuant  to  Section  7.1(e)  of the Merger
Agreement.

           In rendering the opinions expressed below, we have examined such documents and such corporate records of the Trust as we have deemed necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. When facts relevant to such opinions were not independently established, we have relied upon the representations and warranties as to factual matters made in or pursuant to the Merger Agreement and upon certificates of government officials and of the Trust and its officers.

           Based upon the foregoing and having regard to legal considerations we deem relevant, we are of the opinion that:

           1. The Trust was organized under the laws of the State of Delaware and is duly qualified, licensed or admitted to do business and in good standing as a foreign trust under the laws of each jurisdiction in which the nature of the business to be conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Trust or its properties and assets.

           2. The execution, delivery and performance of the Merger Agreement by the Trust and the consummation of the transactions contemplated therein have been duly and validly authorized by all necessary corporate action on the part of the Trust. The Merger Agreement has been duly and validly executed and delivered by the Trust and is a legal, valid and binding obligation of the Trust enforceable against it in accordance with its terms.

           3. The New OGF Series Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest with respect to the New OGF Series.

           4. The execution, delivery and performance by the Trust of the Merger Agreement did not, and the consummation of the transactions contemplated thereby will not, (a) violate or conflict with the terms, conditions or provisions of the Declaration of Trust, By-Laws or any Contract to which the Trust is a party or by which it or its assets are bound, (b) result in a breach or violation by the Trust of any terms, conditions or provisions of any Law or Order, or (c) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

           We express no opinion herein as to (i) the "blue sky" laws of any State, and (ii) the laws of any jurisdiction other than the laws of the State of New York and Title 12 of the Delaware Code ("Delaware Law"). With respect to matters concerning the Delaware Law involved in the opinions set forth above, we draw your attention to the fact that we are not admitted to the Bar in the State of Delaware and we are not experts in the laws of the State of Delaware and that any such opinions concerning Delaware Law are based on our reasonable familiarity with Delaware Law as a result of our prior involvement in transactions involving such laws.

           These opinions may not be relied on by any person or entity other than you without our prior written consent.

                                 Very truly yours,

                                                                      EXHIBIT D
                                                                      TO MERGER
                                                                      AGREEMENT

                             OFFICER'S CERTIFICATE
                             ---------------------

           I,  W.  Keith Schilit, Acting Chairman of the Board of Directors and

Authorized Signatory  of  ASM  Index 30 Fund, Inc., a Maryland corporation (the

"FUND"),  pursuant  to  Section  7.2(d)   of   the   Agreement   and   Plan  of

Reorganization,  dated as of April 26, 1999 (the "MERGER AGREEMENT"; capitalized terms not defined herein shall have the meanings ascribed to them in the Merger

Agreement), by and  between  Orbitex Group of Funds, a Delaware business trust,

and the Fund, DO HEREBY CERTIFY on behalf of the Fund that:

           (1) Each of the representations and warranties made by the Fund in the Merger Agreement (other than those made as of a specified date earlier than the date hereof) is true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, and each of the representations and warranties made by the Fund as of a specified date earlier than the date hereof was true and correct in all material respects as of such earlier date.

           (2) Each of the agreements, covenants and obligations required by the Merger Agreement to be performed or complied with by the Fund at or before the Closing has been duly performed or complied with in all material respects.


           IN  WITNESS  WHEREOF,  the Fund has caused this  Certificate  to  be executed on its behalf by the undersigned  on  and  as of the ____ day of June,

1999.

                                      ASM INDEX 30 FUND, INC.


                                      By:__________________________________
                                         Name:  W. Keith Schilit
                                         Title: Acting Chairman of the Board
                                                of Directors and Authorized
                                                Signatory

                                                                      EXHIBIT E
                                                                      TO MERGER
                                                                      AGREEMENT


                            SECRETARY'S CERTIFICATE
                            -----------------------

           I, M. Fyzul Khan, Secretary of ASM Index 30  Fund,  Inc., a Maryland

corporation (the "FUND"), pursuant to Section 7.2(d) of the Agreement  and Plan of  Reorganization, dated as of April 26, 1999 (the "MERGER AGREEMENT"), by  and between  Orbitex  Group  of  Funds, a Delaware business trust, and the Fund, DO

HEREBY CERTIFY on behalf of Fund as follows:

           (1) Attached hereto as EXHIBIT A is a true, complete and correct copy of the Articles of Incorporation of the Fund and all amendments thereto (as so amended, the "ARTICLES OF INCORPORATION"), and no amendment to the Articles of Incorporation has been authorized or become effective since the date of the last of such amendments, no amendment or other document relating to or affecting the Articles of Incorporation has been filed in the office of the Secretary of State of the State of Maryland since such date and no action has been taken by the Fund, its stockholders, directors or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of the Fund.

           (2) Attached hereto as EXHIBIT B is a true, complete and correct copy of the By-Laws of the Fund as in full force and effect on the date hereof and at all times since [date of last amendment].

           (3) Attached hereto as EXHIBIT C is a true, complete and correct copy of resolutions adopted by the Board of Directors of the Fund with respect to the Merger Agreement and the transactions contemplated thereby, which resolutions were duly and validly adopted at a meeting of the Board of Directors of the Fund on March __, 1999, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the Board of Directors of the Fund or any committee thereof relating to the Merger Agreement and the transactions contemplated thereby.

           (4) Attached hereto as EXHIBIT D is a true, complete and correct copy of the minutes from the Special Meeting of Stockholders of the Fund, held on June __, 1999, with respect to the Merger Agreement and the transactions contemplated thereby, which contain resolutions which were duly adopted at a meeting of the stockholders of the Fund on June __, 1999, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the stockholders of the Fund relating to the Merger Agreement and the transactions contemplated thereby.

           (5) Each of the following named individuals is a duly elected or appointed, qualified and acting officer of the Fund who holds, and at all times since April 9, 1999 has held, the offices set opposite such individual's name, and the signature written opposite the name and title of such officer is such officer's genuine signature:

M. Fyzul Khan   Secretary                   _____________________________

IN WITNESS  WHEREOF, the Fund has caused this Certificate to be executed on its behalf by the undersigned on and as of the ____ day of June, 1999.

                                      ASM INDEX 30 FUND, INC.

                                      By:__________________________________
                                         Name: M. Fyzul Khan
                                         Title: Secretary


           I,  W.  Keith Schilit, Acting Chairman of the Board of Directors and

Authorized Signatory of Fund, DO HEREBY CERTIFY on behalf of Fund that M. Fyzul

Khan is the duly elected  or appointed, qualified and acting Secretary of Fund,

and the signature set forth above is the genuine signature of such officer.


                                      __________________________________
                                      Name: W. Keith Schilit
                                      Title: Acting Chairman of the Board of
                                             Directors and Authorized Signatory

                                                                      EXHIBIT F
                                                                      TO MERGER
                                                                      AGREEMENT

                         [STRADLEY, RONAN LETTERHEAD]


                                      _______________, ____
Orbitex Group of Funds
410 Park Avenue
18th Floor
New York, N.Y.  10022
Dear Sirs:
           We have acted as  special  counsel  to  ASM  Index  30 Fund, Inc., a
Maryland corporation (the "Fund"), in connection with the Agreement   and  Plan
of Reorganization, dated as of April 26, 1999 (the "Merger Agreement"), by and between Orbitex Group of Funds, a Delaware business trust, and the Fund and the transactions contemplated thereby. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement. We are rendering this opinion to you pursuant to Section 7.2(e) of the Merger Agreement.

           In rendering the opinions expressed below, we have examined such documents and such corporate records of the Fund as we have deemed necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. When facts relevant to such opinions were not independently established, we have relied upon the representations and warranties as to factual matters made in or pursuant to the Merger Agreement and upon certificates of government officials and of the Fund and its respective officers.

           Based upon the foregoing and having regard to legal considerations we deem relevant, we are of the opinion that:

           1. The Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation under the laws of each jurisdiction in which the nature of the business to be conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Fund or its properties and assets.

           2. The execution, delivery and performance by the Fund of the Merger Agreement and the consummation of the transactions contemplated therein have been duly and validly authorized by the Board of Directors of the Fund and by the stockholders and no other corporate action on the part of the Fund or its stockholders is necessary to authorize the execution, delivery and performance of the Merger Agreement by the Fund or the consummation by the Fund of the transactions contemplated thereby. The Merger Agreement has been duly and validly executed and delivered by the Fund and is a legal, valid and binding obligation of Fund enforceable against the Fund in accordance with its terms.

           3. The authorized capital stock of the Fund consists solely of ______ shares of Common Stock, par value $0.001 per share, of which only the Fund Shares have been issued and are outstanding. The Fund Shares are duly authorized, validly issued, outstanding, fully paid and nonassessable. The Fund has no shares of its capital stock reflected on the Books and Records of the Fund as treasury shares. There are no outstanding options, warrants or other rights of any kind to acquire from the Fund any shares of capital stock or equity interests of the Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Fund committed to issue any stock appreciation or similar rights or option, warrant, right or security.

           4.   The Fund has no subsidiaries.

           5. The execution, delivery and performance by the Fund of the Merger Agreement did not, and the consummation of the transactions contemplated thereby will not, (a) violate or conflict with the terms, conditions or provisions of the Articles of Incorporation or By-Laws or any Contract to which the Fund is a party or by which it or its assets are bound, (b) result in a breach or violation by the Fund of any of the terms, conditions or provisions of any Law or Order or (c) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

           6. The Fund is duly registered as a diversified, open-end management investment company under the 1940 Act, and under all applicable state and foreign investment company or related laws. Each such registration is in full force and effect. Fund has timely computed and publicized its net asset value in accordance with the provisions of the 1940 Act.

           We express no opinion herein as to (i) the "blue sky" laws of any State, or (ii) laws of any jurisdiction other than the laws of the State of Maryland and the General Corporation Law of the State of Maryland.

           These opinions may not be relied on by any person or entity other than you without our prior written consent.

                                 Very truly yours,

                                                                      APPENDIX B


                   INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made as of the 4th day of June, 1999 between Orbitex Group of Funds, a Delaware business trust (the "Trust"), and Orbitex Management, Inc., a New York corporation (the "Adviser").

                            WITNESSETH:

     WHEREAS, the Trust  intends  to  engage  in  business  as  an open-end
management   investment  company  and  is  registered  as  such  under  the
Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust intends to offer shares in several series, one of which is designated as the ORBITEX Focused 30 Fund (the "Fund"), and the Trust may offer shares of one or more additional series in the future;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administrative services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1.   SERVICES OF THE ADVISER.

     1.1 INVESTMENT ADVISORY SERVICES. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

          The Trust hereby authorizes any entity or person associated with the Adviser, which is a member of national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

          The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

     1.2 ADMINISTRATIVE SERVICES. The Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to the Trust's shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

          1.2.1 OFFICE SPACE, EQUIPMENT AND FACILITIES. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's need.

          1.2.2 PERSONNEL. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

          1.2.3 AGENTS. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

          1.2.4 TRUSTEE AND OFFICERS. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

          1.2.5 BOOKS AND RECORDS. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

          1.2.6 REPORTS AND FILINGS. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

2.   EXPENSES OF THE TRUST.

     2.1 EXPENSES TO BE PAID BY ADVISER. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser; provided, however, that the Adviser shall reduce the fee payable to it under this Agreement and shall reimburse the Fund for expenses[, other than extraordinary or non-recurring expenses,] incurred by the Fund to the extent necessary so that the expense ratio of the Fund, in respect of Class I shares of the Fund only, shall not exceed 0.60 of 1% until January 1, 2000 and 0.75 of 1% until July 1, 2000

          In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the

Trust under any separate agreement or arrangement between the parties.

     2.2 EXPENSES TO BE PAID BY THE TRUST. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not to the Adviser, include but are not limited to:

          2.2.1   CUSTODY.   All  charges  of depositories, custodians, and
other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

          2.2.2 SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

          2.2.3 SHAREHOLDER REPORTS. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

          2.2.4 PROSPECTUSES. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

          2.2.5 PRICING AND PORTFOLIO VALUATION. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

          2.2.6 COMMUNICATIONS. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

          2.2.7 LEGAL AND ACCOUNTING FEES. All charges for services and expenses of the Trust's legal counsel and independent accountants.

          2.2.8 TRUSTEES' FEES AND EXPENSES. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

          2.2.9 SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

          2.2.10 FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

          2.2.11 STATE REGISTRATION FEES. All fees and expenses of taking required action to permit the offer and sale of the Trust's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

          2.2.12  CONFIRMATIONS.   All expenses incurred in connection with
the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

          2.2.13 BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

          2.2.14  BROKERAGE  COMMISSIONS.   All  brokers'  commissions  and
other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

          2.2.15 TAXES. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

          2.2.16  TRADE   ASSOCIATION  FEES.   All  fees,  dues  and  other
expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

          2.2.17 NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.   ADVISORY FEE.

     As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on the following annual percentage rate, to the Fund's average daily net assets for the month: 0.75%.

4.   RECORDS.

     4.1 TAX TREATMENT. The Adviser shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

     4.2 OWNERSHIP. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

5.   REPORTS TO ADVISER.

     The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust's prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.   REPORTS TO THE TRUST.

     The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7.   SERVICES TO OTHER CLIENTS.

     Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

8.   LIMITATION OF LIABILITY OF ADVISER AND ITS PERSONNEL.

     Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 7 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

9.   EFFECT OF AGREEMENT.

     Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

10.  TERM OF AGREEMENT.

     The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

11.  AMENDMENT OR ASSIGNMENT OF AGREEMENT.

     Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

12.  TERMINATION OF AGREEMENT.

     This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by the Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

13.  USE OF NAME.

     The Trust is named the Orbitex Group of Funds and the Fund may be identified, in part, by the name "Orbitex." The Adviser hereby grants to the Trust a nonexclusive right and license to use the Orbitex name and as part of the name of the Trust and the Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as adviser or any extension, renewal or amendment thereof remain in effect. The Trust agrees that it shall acquire no interest in the name "Orbitex," that all uses thereof by the Trust shall inure to the benefit of the Adviser and that it shall not challenge the validity or Adviser's ownership thereof.

14.  DECLARATION OF TRUST.

     The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or the Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or the Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

15. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

16.  INTERPRETATION AND DEFINITION OF TERMS.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.  CAPTIONS.

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

18.  EXECUTION IN COUNTERPARTS.

     This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                              ORBITEX GROUP OF FUNDS on behalf of its ORBITEX Focused 30 Fund


                              By:  ____________________________________
                                   James L. Nelson
                                   President and Chief Executive Officer



                              ORBITEX MANAGEMENT, INC.



                              By:  ____________________________________
                                   Richard E. Steirwalt
                                   President and Chief Executive Officer

                                                                      APPENDIX C

ASM's INVESTMENT RESTRICTIONS STATE:

     The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

     1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

     2.   Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make investments while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

     4. Buy or sell commodities or commodity futures contracts, or buy or sell real estate, real estate limited partnership interests or other interests in real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

     5. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies).

     6.   Make investments for the purpose of exercising control or management.

     7. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

     8. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

     9. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.


THE NEW ORBITEX FUND'S INVESTMENT RESTRICTIONS STATE:

     The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:


     1. Purchase securities on margin, except (a) the Fund may make margin deposits in connection with permissible options and futures transactions subject to restriction (4) below and (b) on such short-term credits as may be necessary for the clearance of transactions.

     2.   Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make investments while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

     4. Buy or sell commodities or commodity futures contracts, or buy or sell real estate, real estate limited partnership interests or other interests in real estate, except the Fund may (a) purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate and (b) enter into financial futures and options thereon.

     5. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies).

     6.   Make investments for the purpose of exercising control or management.

     7. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

     8. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

     9. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

                                                                      APPENDIX D




                     [THIS PAGE INTENTIONALLY LEFT BLANK]

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUNDS
Managed by Orbitex Management, Inc.

Performance Review: Orbitex Strategic Natural Resources Fund significantly outperformed the Lipper Natural Resources Fund Category during the period from October 23, 1997 (commencement of operations) to April 30, 1998. The total return for the Fund was 10.74% versus (3.80)%(a) for the Lipper Natural Resources Fund Category and 22.49%(a) for the S&P 500 Index. The Fund seeks to achieve its objective through a flexible policy of investing primarily in common stocks of companies engaged in natural resource industries and industries supportive to natural resource industries.

This has been a challenging period for most natural resource sectors. The combination of a strong El Nino, the second warmest winter ever, turmoil in emerging markets and other Asian countries and increased OPEC production in November 1997 have prompted a sharp drop off in crude oil prices and other resources (e.g., gold, aluminum, copper). Crude oil prices have reached the lowest levels since 1988. OPEC will meet on June 24, 1998 to discuss production cuts. Some oil projects may have to shut down, because it is not economical to produce at the low oil prices. Weather experts recently announced that La Nina is here which could bring us cold winters, hot summers and a pick-up in hurricane activity. This along with production cuts from OPEC countries should stabilize prices and we expect to see a better environment by fourth quarter1998.

On the positive side, natural gas, paper/forest products and select chemical companies have been strong performers. some of these sectors are beneficiaries of the lower oil prices. Natural gas prices have remained firm throughout the period, as that market is looking for a return to more normal weather during the summer and into next winter. Also, natural gas pipelines are full to capacity and the strategic United States Reserve Base is declining.

Throughout the period, the Fund benefited from its above average emphasis on large capitalization, defensive, valuD-oriented securities within the natural resource sectors. Noteworthy company performance spanned a diverse group of sectors. The Fund benefited from its position in Exxon, Western Atlas, Smith International, Cytec Industries and Phelps Dodge. Despite the strong fundamentals in the natural gas industry, Coho Energy, Forcenergy and Seagull Energy were weak performers.

Outlook: Our bias toward large capitalization equities continues as the markets struggle with the near term concerns of emerging markets and lower oil prices. however, we see an improved environment toward the end of 1998 as supply/demand excesses should come into balance with anticipated OPEC and non-OPEC production cuts. In fact, many natural resource sectors and stocks have rarely, if ever, sold at such low valuations. We are extremely positive on the longer term outlook for the natural resources markets.

We appreciate your investment in Orbitex Strategic Natural Resources Fund.

The following graph shows a comparison of hypothetical investment of $10,000 in Strategic Natural Resources Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the Lipper Natural Resources Fund Category and the S&P 500 Index.

                                   [GRAPH]

CUMULATIVE TOTAL RETURN* SUMMARY

                                                               Period Ended
                                                             April 30, 1998(a)
                                                             -----------------
Strategic Natural Resources Fund                                   10.74%
Strategic Natural Resources Fund (incl. max. 5.75% sales charge)    4.34%
Lipper Natural Resources fund Category**                           (3.80)%
S&P 500 Index**                                                    22.49%

----------
(a) Commencement date of operations for Strategic Natural Resources Fund is October 23, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and the Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The Lipper Natural Resources Fund Category and the S&P 500 Index are unmanaged indexes whereas the Fund is actively managed. The performance of these indexes does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in these indexes is not possible. Index performance is not intended to represent the future performance of Strategic Natural Resources Fund.

ORBITEX GROUP OF FUNDS
INFO-TECH & COMMUNICATIONS FUND
Managed by Orbitex Management, Inc.

Performance Review: During the period from October 22, 1997 (commencement of operations) to April 30, 1998, Info-Tech & Communications Fund had a total return of 30.80%, compared with a total return of 22.49%(a) for the S&P 500 Index and 16.09%(a) for the Lipper Science & Technology Index. The fund seeks to achieve superior long-term capital growth through selective investment in companies engaged in the communication, information and related technology industries.

Towards the end of 1997, the Fund was conservatively positioned in holdings such as the regional Bell operating companies, AT&T and Sprint. With a more positive outlook toward the market emerging at the beginning of January, the Fund was repositioned into more aggressive technology investments. Specifically, the Fund was focused on the deployment and operation of new communications networks around the world. With the rapid privatization of public communications services companies around the world and the rapid consumer and business adoption of the internet, this area, we believed would be the most timely area into which to focus the Fund's assets. In turn, we chose to avoid most of the traditional personal computer hardware and software related companies, which proved to be particularly fortuitous for the Fund.

Some of the top performing names for the Fund during this period included Nokia, which increased over 75% from the beginning of the year. We bought Nokia because of its attractive valuation relative to its growth prospects and its market domination in cellular handsets over it primary competitors, Motorola and Ericcson. Nokia continues to be a top holding in the Fund. Lucent, which has nearly doubled in price since January, was another significant contributor to the Fund's performance. The market recognized both its strong and predictable earnings stream as well as its emerging market dominance as the leading supplier of carrier-class communications equipment. On the services front. WorldCom, with its pending merger with MCI, stands in our view to emerge as the world's foremost telecommunications services provider with a single bundled customer offering of long distance, local, internet and data services. We continue to believe that following the merger, WorldCom will have tremendous long term potential. It remains a core holding of the Fund. Lastly, in search of new ideas to capitalize on the outlook for the internet, the Fund established a position in OzEmail, the leading internet services provider and search engine in Australia and New Zealand. Viewed as extremely inexpensive relative to its U.S.
- based peer group, the stock has effectively doubled since February of this year. However, we continue to see considerable upside in this largely under-followed stock, and it constitutes one of the Fund's largest holdings.

Weak performing sectors for the Fund were semi-conductors and our Latin American holdings. Both Telebras, the phone company of Brazil, and CANTV, the phone company of Venezuela, proved mildly disappointing during the period. Venezuela was impacted by falling oil prices, and Telebras's proposed break-up was marred when the government of Brazil suddenly determined that the break-up would be treated as a taxable event. Neither position is currently held by the Fund, given the overall weakness in emerging market currencies as a result of the current Asia crisis. The Fund's semiconductor holdings, including, Texas Instruments and Maxim, have been flat to slightly down since being added to the Fund in early February. However, since these firms operate in specialized industries, and are not significantly impacted by the memory sector of the semiconductor industry, we view their long term prospects as favorable. The Fund maintained a relatively defensive posture, having 29% of its net assets in cash equivalents as of the end of the reporting period.

Outlook: We believe that many sectors within the technology arena will prove to be under pressure in the year ahead. Clearly, there is decline in both corporate and consumer computer hardware demand driven by the lack of adequate networks to utilize the power of their respective technologies. Hence, we will continue to focus our investments this year on companies across the globe that are either providing solutions to the network bottleneck or emerging communications service companies seeking to deploy network solutions to the corporate and consumer market place. Many of these companies have high growth prospects and valuations, and accordingly, are highly priced relative to the market indexes. However, we utilize a variety of valuation techniques to derive target prices for the securities in the Fund relative to current market benchmarks. By maintaining this discipline, we believe we can effectively manage the risk in these often volatile securities relative to the broad market indexes.

We appreciate your investment in Orbitex Info-Tech & Communications Fund.

The following graph shows a comparison of a hypothetical investment of $10,000 in Info-Tech & Communications Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the Lipper Science & Technology Index and the S&P 500 Index.



                                   [GRAPH]



CUMULATIVE TOTAL RETURN* SUMMARY


                                                                Period Ended
                                                              April 30, 1998(a)
                                                              -----------------
Info-Tech & Communications Fund                                     30.80%
Info-Tech & Communications Fund (incl. max. 5.75% sales charge)     23.24%
Lipper Science & Technology Index**                                 16.09%
S&P 500 Index**                                                     22.49%

----------
(a) Commencement date of operations for Info-Tech & Communications Fund is October 22, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The Lipper Science & Technology Index and the S&P 500 Index are unmanaged indexes whereas the Fund is actively managed. The performance of these indexes does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in these indexes is not possible. Index performance is not intended to represent the future performance of Info-Tech & Communications Fund.

ORBITEX GROUP OF FUNDS
GROWTH FUND
Managed by Orbitex Management, Inc.

Performance Review: From the commencement of operations of the Fund, October 22, 1997 to April 30, 1998, Orbitex Growth Fund had a return of 19.53%, versus 22.49% for the S&P 500 Index. The objective of the Fund is long-term growth of capital. The Fund seeks to achieve its objective through investment in securities believed by Orbitex Management, Inc. to have significant appreciation potential.

Over the same period of time, the S&P Midcap 400 Index returned 11.05% and the small capitalization Russell 2000 Index returned only 5.38%. Throughout the period, the Fund invested in both growth and value oriented stocks, with large, middle and smaller capitalizations, which probably contributed to the lagging performance relative to the largD-cap, growth-oriented S&P 500 Index. At around the mid-point of the measurement period, the Fund changed principal managers, and this contributed to an unusually heavy turnover in shares held by the Fund. This was done not for reasons of differing style, but for reasons of differing preferences in terms of industry exposures. The effects of our portfolio realignment is very difficult to measure, but we believe it had a material negative impact upon performance.

Despite the dreadful economic collapse in emerging Asia and Japan during the period, which added significantly to market volatility, domestically both liquidity and economic growth remained very strong. The pressure upon prices of commodities of all kinds kept inflation under check, and Gross Domestic Product and the U.S. savings rates appear to have accelerated concurrently in the first part of 1998. The capital markets have reflected this prosperity.

The Fund benefited from excellent performances in stocks among many diverse industry groupings. Financial service companies, such as H.F. Ahmanson, Comerica and Fleet Financial turned in healthy gains. In the high technology sectors, companies such as THE, Inc., Visual Networks and Symbol technologies performed very well.

We had notably poor performances in companies such as Medpartners, Cellegy Pharmaceuticals and Check Point Software (modest gains were realized on partial sales of Cellegy and Check Point, which are still held).

Portfolio Composition: The Fund's sector and stock weightings are a result of bottom-up stock picking across all capitalizations, on the basis of capital gains potential versus risk. As a result, performance is unlikely to mimic any one broad index. At this writing, the Fund has taken on a fairly conservative tilt, given what we believe to be very high valuations achieved in the market by a number of companies that would otherwise be excellent candidates for the portfolio. Examples include consumer packaged goods companies, many large pharmaceutical companies, and many technology companies. In their stead, the Fund maintains a material but temporary cash position, and a higher weighting than would be typical in the utility industries.

Outlook: The capital markets are expected to remain in relatively healthy condition in the near-term, due to very strong growth in the money supply, muted inflation and the strong U.S. Dollar. We do anticipate an increase in uncertainty relative to earnings prospects, however, and look for increasing volatility in stock prices. If we are correct in this assessment, opportunities to reestablish holdings in attractive sectors (such as those mentioned above) at prudent prices will emerge before long and the Fund has reserves with which to act on short order. In the contrary case, in which excessively high-valued stocks continue upward, the Fund will most likely increase investments in more valuD-oriented, lower volatility stocks.

We appreciate your investment in Orbitex Growth Fund.

The following graph shows a comparison of a hypothetical investment of $10,000 in Growth Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the S&P 500 Index.



                                   [GRAPH]



CUMULATIVE TOTAL RETURN* SUMMARY


                                                     Period Ended
                                                   April 30, 1998(a)
                                                   -----------------
Growth Fund-                                            19.53%
Growth Fund (incl. max. 5.75% sales charge)             12.66%
S&P 500 Index**                                         22.49%

----------
(a) Commencement date of operations for Growth Fund is October 22, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The S&P Index are unmanaged index whereas the Fund is actively managed. The performance of the index does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in the index is not possible. Index performance is not intended to represent the future performance of Growth Fund.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
Managed by J.P. Morgan Investment Management, Inc.

Performance Review: From the commencement of operations of the Fund, October 20, 1997 to April 30, 1998, Orbitex Asian High Yield Fund had a return of (5.71)%, versus 11.57%(a) for the Lipper Merging Market Debt Funds Category. The objective of the Fund is high current income. The Fund seeks to achieve this objective by investing in primarily in lower rates and unrated debt securities of companies, financial institutions and governments based in Asia. Capital appreciation is a secondary objective.

Market Overview: The Asian High Yield Fund was launched into the worst market that Asian fixed income assets have seen in years. Several countries, including Thailand, the Philippines, Malaysia, Taiwan, and Korea devalued their currencies, resulting in a significant deterioration in prices for Asian bonds and stocks. In addition, virtually a complete evaporation of liquidity in the region forced some of the countries (Korea, Thailand, and Indonesia) to seek International Monetary Fund (IMF) balance of payments assistance.

The Asian debt market fell to a low in January 1998 as currencies tumbled. However, the debt market recovered somewhat as individual governments took steps to avoid a sovereign default. By the end of the first quarter of 1998, the Asian market was dominated by two main themes. The first was positive, the improvement of the liquidity crisis in Asia (except Indonesia). As a result, a fall in Asian currencies quickly converted trade deficits into surpluses for the affected countries. This provided the region with billions of dollars a month of inflows which eased long term funding pressures. The return of liquidity induced rallies in both Asian equity investments and the emerging market debt which had fallen for fear of the crisis expanding. The second theme of lower commodity prices was negative as the Asian economic contraction had far exceeded expectations. This contraction led to falls in a wide range of commodity prices which faced increased Asian supply and/or reduced Asian demand. While improved liquidity tightened emerging market spreads across the board, falling commodity prices constrained the rally in several markets.

Fund Overview: The Asian High Yield Fund began operations on October 20, 1997 and invested in a number of Asian countries, as well as some non-Asian countries. Concentrations were established in Indonesia and Thailand where attractive corporate securities could be found. As the fourth quarter of 1997 unfolded, investments in Korea became particularly compelling and some of the corporate holdings in Indonesia were reduced to purchase sovereign securities in Korea. At December 31, 1997, the Fund had an investment allocation of 29% in Korea, 17% in the Philippines, and 13% in Indonesia.

For the fourth quarter of 1997, the Fund had a negative return of (10.9)%. This performance was significantly worse than the Salomon Smith Barney High Yield Market Index which returned 2.38% and the Salomon Smith Barney Broad Investment Grade Index which returned 2.95%. However, this was much better than Asian equities which had a negative return of (30.7)% over the same period.

The Fund returned 3.52% for the first quarter 1998. At the beginning of the quarter, the portfolio was invested in 7 countries. When spreads in Asia began to look tight relative to similarly rated Latin American bonds, country allocation was expanded to 13 countries during the quarter to include Malaysia, Hong Kong, and Japan, as well as a number of Latin American or European countries. The Fund's holdings in Indonesia were significantly cut back, as Indonesia's threat to implement a currency board met with widespread disapproval, including disapproval from the U.S. and IMF. The Fund, which was most heavily invested in Korea in terms of individual exposure, was well positioned for the spread tightening which took place over the quarter. Country allocation in Thailand was also increased slightly but was limited somewhat by the lack of supply.

We appreciate your investment in Orbitex Asian High Yield Fund.

The following graph shows a comparison of a hypothetical investment of $10,000 in Asian High Yield Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the Lipper Emerging Market Debt Funds Category.



                                   [GRAPH]



CUMULATIVE TOTAL RETURN* SUMMARY


                                                        Period Ended
                                                      April 30, 1998(a)
                                                      -----------------
Asian High Yield Fund-                                      (5.71)%
Asian High Yield Fund (incl. max. 4.75% sales charge)      (10.20)%
Lipper Emerging Market Debt Funds Caregory**                11.57%

----------
(a) Commencement date of operations for Asian High Yield Fund is October 20, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The Lipper Emerging Markets Debt Funds Category is an unmanaged index whereas the Fund is actively managed. The performance of the index does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in the index is not possible. Index performance is not intended to represent the future performance of Growth Fund.

ORBITEX GROUP OF FUNDS
ASIAN SELECT ADVISORS FUND
Managed by Bankers Trust Company and Asia Strategic Investment Limited

Performance Review and Holdings: For the period from October 31, 1997 (commencement of operations) to April 30, 1998, the Fund declined (2.93)%, compared with (5.63%)(a) for the MSCI Asia Ex-Japan Free Index, the Fund's benchmark. The Fund's objective is superior long-term capital growth through selective investment in Asian companies. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of Asian companies in normal market conditions.

From October 31, 1997 to April 30, 1998, the Asian financial crisis has taken a huge toll on the currencies and asset value within the region. All regional markets have undergone tremendous contractions and volatilities. Given the abnormally poor operating conditions, the Fund was more concerned about capital preservation and stayed unusually defensive by holding a very high level of cash. This has caused the Fund's holdings in Asian securities to stay below the suggested prospectus percentages for some time. The move has enhanced performance as all the markets declined sharply during the period.

The Fund has maintained a very disciplined approach by investing only when there is believed to be good value. Relatively large exposures were installed in the more stable economies of Hong Kong and Singapore, and the weaker "crisis economies" of Korea, Indonesia, Thailand and Malaysia were generally avoided. This led to a brief period of underperformance, in the first quarter of 1998, when the latter markets staged a strong but short lived rally. This was soon reversed as the poor economic fundamentals rD-asserted themselves, and these markets went into sharp decline again.

As these markets corrected, the Fund has become more active over the recent weeks in investing its cash. Decisions based on stock selection led to small positions being placed in Korea, Thailand, and Malaysia,. We have participated in the recapitalization of two Thai banks, namely Bangkok Bank and Thai Farmers Bank. This will be an area that we shall be keeping an eye out for opportunities.

The portfolio's investments are generally composed of large, liquid, index stocks. We have recently gone overweight in Hong Kong and Singapore preferring their stronger economic fundamentals and more consistent and sensible policies, and relatively sound financial systems. Weightings in the crisis economies are a function of our stock selection process rather than top down considerations. Thus, we are overweighted in Thailand and neutral in Korea. Our cautious assessments on Indonesia and the Philippines have not changed, and no weightings are kept in those markets. We are actively looking for purchases as value emerges in India and Taiwan.

Outlook: Given the large uncertainties and volatilities in the markets, the Fund will remain defensive in the near term. Some cash will be kept, and we shall continue with our disciplined investment approach. We still favor the sounder and more matured markets of Hong Kong and Singapore, and we shall retain our cautious approach to the smaller markets where stock selection will be the key.

We appreciate your investment in Orbitex Asian Select Advisors Fund.

The following graph shows a comparison of a hypothetical investment of $10,000 in Asian Select Advisors Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the MSCI Asia Ex-Japan Free Index.



                                   [GRAPH]



CUMULATIVE TOTAL RETURN* SUMMARY


                                                              Period Ended
                                                            April 30, 1998(a)
                                                            -----------------
Asian Select Advisors Fund-                                      (2.93)%
Asian Select Advisors Fund (incl. max. 5.75% sales charge)       (8.54)%
MSCI Asia Ex-Japan Free Index**                                  (5.63)%

----------
(a) Commencement date of operations for Asian Select Advisors Fund is October 31, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The MSCI Asia Ex-Japan Free Index is an unmanaged index whereas the Fund is actively managed. The performance of the index does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in the index is not possible. Index performance is not intended to represent the future performance of Asian Select Advisors Fund.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
--------------------------------------------------------------------------------
                                                    Shares              Market
                                                                        Value
--------------------------------------------------------------------------------
COMMON STOCKS - 91.21%
Agricultural Machinery - 2.43%
  Delta & Pine Land Co. .....................        3,000            $  138,188
                                                                      ----------
Aluminum - 2.85%
  Alcan Aluminum, Ltd. ......................        5,000               162,500
                                                                      ----------
Chemicals - 4.90%
  Cytec Industries, Inc. (a) ................        2,000               109,500
  Dow Chemical Co. ..........................        1,000                96,687
  Du Pont (E.I.) de Nemours and Co. .........        1,000                72,813
                                                                      ----------
                                                                         279,000
                                                                      ----------
Gas Exploration - 9.54%
  Anderson Exploration, Ltd. (a) ............        4,000                48,673
  Coho Energy, Inc. (a) .....................       10,000                75,625
  Forcenergy, Inc. (a) ......................        3,000                69,187
  Oryx Energy Co. (a) .......................        4,000               104,500
  Seagull Energy Corp. (a) ..................       10,000               170,625
  Weatherford Enterra, Inc. (a) .............        1,500                75,094
                                                                      ----------
                                                                         543,704
                                                                      ----------
Gas & Pipeline Utilities - 1.66%
  Williams Companies, Inc. ..................        3,000                94,875
                                                                      ----------
International Oil - 7.50%
  Poco Petroleum, Ltd. (a) ..................        2,000                22,798
  Ranger Oil, Ltd. ..........................       17,000               117,938
  Santa Fe International Corp. ..............        1,500                58,781
  Texaco, Inc. ..............................        2,000               123,000
  YPF Sociedad Anonima, ADR..................        3,000               104,625
                                                                      ----------
                                                                         427,142
                                                                      ----------
Mining - 10.88%
  Barrick Gold Corp. ........................        4,000                89,750
  Freeport-McMoRan   Copper  &  Gold,   Inc.,
  Class A ...................................        7,000               124,686
  Getchell Gold Corp. (a) ...................        3,000                73,875
  Greenstone Resources, Ltd. (a) ............       15,000                91,875
  Newmont Mining Corp. ......................        2,500                80,468
  Phelps Dodge Corp. ........................        1,500               100,688
  Placer Dome, Inc. .........................        4,000                59,000
                                                                      ----------
                                                                         620,342
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------
                                                                        Market
                                                    Shares              Value
--------------------------------------------------------------------------------
Oil - 12.48%
  Atlantic Richfield Co. ....................        2,000            $  156,000
                                                                      ----------
  Canadian 88 Energy Corp. (a) ..............       20,000                97,500
  Exxon Corp. ...............................        1,000                72,937
  Halliburton Co. ...........................        2,500               137,500
  Pennzoil Co. ..............................        1,000                64,063
  Triton Energy, Ltd. (a) ...................        1,500                60,188
  Unocal Corp. ..............................        3,000               122,812
                                                                      ----------
                                                                         711,000
                                                                      ----------
Oil & Gas Drilling - 8.70%
  Ensco International, Inc. .................        5,000               141,250
  Santa Fe International Corp. ..............        8,000                82,500
  Smith International, Inc. (a) .............        1,500                88,125
  Ultramar Diamond Shamrock Corp. ...........        3,000                96,937
  UTI Energy Corp. (a) ......................        5,000                86,875
                                                                      ----------
                                                                         495,687
                                                                      ----------
Oil & Gas Exploration and Production - 9.34%
  Benz Energy, Ltd. (a) .....................       10,000                12,448
  Bonavista Petroleum, Ltd. (a) .............       13,000                53,184
  Canadian Conquest Exploration, Inc. (a) ...       50,000                40,211
  EEX Corp. (a) .............................       10,000                96,875
  Global Industries, Inc. (a) ...............        2,500                56,719
  Pacalta Resources, Ltd. (a) ...............        5,000                35,666
  Probe Exploration, Inc. (a) ...............       15,000                65,037
  Total SA, ADR..............................        2,000               117,500
  Ultra Petroleum Corp. (a) .................       15,000                54,023
                                                                      ----------
                                                                         531,663
                                                                      ----------
Paper & Related Products - 9.39%
  Asia Pulp & Paper Co., Ltd., ADR ..........        4,000                58,250
  Champion International Corp. ..............        2,000               107,625
  Louisiana-Pacific Corp. ...................        5,000               109,375
  Tembec, Inc., Class A (a) .................       10,000                66,086
  Union Camp Corp. ..........................        1,300                78,488
  Weyerhaeuser Co. ..........................        2,000               115,250
                                                                      ----------
                                                                         535,074
                                                                      ----------
Petroleum Services - 10.46%
  Baker Hughes, Inc. ........................        2,500               101,250
  Barrington Petroleum, Ltd. (a) ............       15,000                46,156
  Lyondell Petrochemical Co. ................        3,000                98,625
  Noble Drilling Corp. (a) ..................        2,500                80,781
  Seven Seas Petroleum, Inc. (a) ............        2,000                42,500
  Veritas DGC, Inc. (a) .....................        2,000               108,375
  Western Atlas, Inc. .......................        1,500               118,500
                                                                      ----------
                                                                         596,187
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------
                                                                        Market
                                                    Shares              Value
--------------------------------------------------------------------------------
Software - 0.16%
  Mobius Management Systems, Inc. (a) .......          500            $    9,250
                                                                      ----------
Steel - 0.92%
  AK Steel Holding Corp. ....................        2,500                52,500
                                                                      ----------
TOTAL COMMON STOCKS - (Cost $4,805,529)                                5,197,112
                                                                      ----------



SHORT TERM INVESTMENTS (Cost $181,000) - 3.18%    Principal
TIME DEPOSIT - 3.18%                                Amount
                                                  ----------
  State Street Bank and Trust Co.,
  5.250%, 05/01/1998 ........................   $  181,000               181,000
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $4,986,529) - 94.39%                           5,378,112
OTHER ASSETS AND LIABILITIES - 5.61%                                     319,722
                                                                      ----------
NET ASSETS - 100.00%                                                  $5,697,834
                                                                      ==========
================================================================================
(a)....Denotes non-income producing security.
ADR - American Depository Receipt

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
INFO - TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
April 30, 1998

--------------------------------------------------------------------------------
                                                                        Market
                                                    Shares              Value
--------------------------------------------------------------------------------
COMMON STOCKS - 71.81%
Advertising - 4.78%
DoubleClick, Inc. (a) .......................        2,800            $  116,725
                                                                      ----------
Business Services - 5.61%
  At Home Corp., Series A (a) ...............        1,700                56,631
  Nokia Corp., ADR ..........................        1,200                80,250
                                                                      ----------
                                                                         136,881
                                                                      ----------
Communication Services - 2.36%
  China Telecom Hong Kong, Ltd., ADR (a) ....        1,000                38,625
  Exodus Communications, Inc. (a) ...........          500                19,000
                                                                      ----------
                                                                          57,625
                                                                      ----------
Electronics - 16.75%
  Altera Corp. (a) ..........................        1,000                40,500
  Applied Materials, Inc. (a) ...............        1,000                36,125
  ARM Holdings Plc, ADR (a) .................          500                20,188
  Broadcom Corp. (a) ........................        2,000                96,000
  Lexmark International Group, Inc.,
  Class A (a) ...............................          600                34,725
  Maxim Integrated Products, Inc. (a) .......        1,500                60,562
  Motorola, Inc. ............................          900                50,062
  Texas Instruments, Inc. ...................        1,100                70,469
                                                                      ----------
                                                                         408,631
                                                                      ----------
Networking Products - 0.90%
  Cisco Systems, Inc. (a) ...................          300                21,975
                                                                      ----------
Software - 14.33%
  ISS Group, Inc. (a) .......................        1,000                44,250
  Mobius Management Systems, Inc. (a) .......        1,500                27,750
  Ozemail, Ltd., ADR ........................       10,000               228,125
  Visual Networks, Inc. (a) .................        1,500                49,687
                                                                      ----------
                                                                         349,812
                                                                      ----------
Telecommunications Equipment - 8.76%
  Advanced Radio Telecom Corp. (a) ..........        1,500                21,938
  Ascend Communications, Inc. (a) ...........        1,600                69,700
  DSC Communications Corp. (a) ..............        1,000                18,000
  Lucent Technologies, Inc. .................          400                30,450
  Newbridge Networks Corp. (a) ..............        1,000                29,312
  Northern Telecom, Ltd. ....................          400                24,350
  Reltec Corp. (a) ..........................          500                19,938
                                                                      ----------
                                                                         213,688
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
INFO - TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------
                                                                       Market
                                                    Shares             Value
--------------------------------------------------------------------------------
Telecommunications Services - 6.28%
  Metronet Communications Corp., Class B (a)         1,000           $   25,000
  NTL, Inc. (a) .............................        1,000               39,000
  Omnipoint Corp. (a) .......................        2,200               53,900
  Tellabs, Inc. (a) .........................          500               35,438
                                                                     ----------
                                                                        153,338
                                                                     ----------
Telephone - 12.04%
  BCE, Inc. .................................          500               21,281
  Compania   Anonima   Nacional   Telefonos  de
  Venezuela, ADR ............................        1,200               40,200
  E. Spire Communications, Inc. (a) .........          900               17,100
  ITC Deltacom, Inc. (a) ....................          500               14,313
  Nextlink Communications, Inc., Class A (a)           800               24,000
  Powertel, Inc. (a) ........................        1,600               36,600
  Sprint Corp. ..............................          400               27,325
  Telecomunicacoes Brasileiras, ADR..........          400               48,725
  WorldCom, Inc. ............................        1,500               64,172
                                                                     ----------
                                                                        293,716
                                                                     ----------
TOTAL COMMON STOCKS - (Cost $1,446,288)                               1,752,391
                                                                     ----------

SHORT TERM INVESTMENTS (Cost $706,000) - 28.93%  Principal
TIME DEPOSIT - 28.93%                              Amount
                                                  --------
  State Street Bank and Trust Co.,
    5.250%, 05/01/1998 ......................   $  706,000              706,000
                                                                     ----------
TOTAL INVESTMENTS (COST $2,152,288) - 100.74%                         2,458,391
OTHER ASSETS AND LIABILITIES - (0.74)%                                  (18,049)
                                                                     ----------
NET ASSETS - 100.00%                                                 $2,440,342
                                                                     ==========

================================================================================

(a) Denotes non-income producing security
ADR -  American Depository Receipt

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 1998

--------------------------------------------------------------------------------
                                                                        Market
                                                    Shares              Value
--------------------------------------------------------------------------------
COMMON STOCKS - 101.66%
Advertising - 1.64%
  DoubleClick, Inc. (a) .....................          350            $   14,591
                                                                      ----------
Air Travel - 4.82%
  AMR Corp. (a) .............................          100                15,237
  ASA Holdings, Inc. ........................          440                16,720
  Southwest Airlines Co. ....................          400                10,975
                                                                      ----------
                                                                          42,932
                                                                      ----------
Auto Parts - 3.56%
  CSK Auto Corp. (a) ........................          700                18,900
  Superior Industries International, Inc. ...          400                12,850
                                                                      ----------
                                                                          31,750
                                                                      ----------
Banks - 1.91%
  BankAmerica Corp. .........................          200                17,000
                                                                      ----------
Broadcasting - 3.67%
  TelD-Communications,   Inc.,   Liberty  Media
  Group, Series A (a) .......................          500                16,594
  TelD-Communications,  Inc., TCI Group, Series
  A (a) .....................................          500                16,125
                                                                      ----------
                                                                          32,719
                                                                      ----------
Business Services - 3.22%
  Equifax, Inc. .............................          400                15,475
  Manpower, Inc. ............................          300                13,219
                                                                      ----------
                                                                          28,694
                                                                      ----------
Chemicals - 2.17%
  Dow Chemical Co. ..........................          200                19,337
                                                                      ----------
Computers & Business Equipment - 1.95%
  Symbol Technologies, Inc. .................          450                17,325
                                                                      ----------
Diversified Manufacturing- 1.91%
  General Electric Co. ......................          200                17,025
                                                                      ----------
Drugs & Health Care - 8.64%
  Agouron Pharmaceuticals, Inc. (a) .........          500                17,000
  Amgen, Inc. ...............................          200                11,925
  Biogen, Inc. (a) ..........................          100                 4,438
  Bristol-Myers Squibb Co. ..................          100                10,587
  Cellegy Pharmaceuticals, Inc. (a) .........        1,300                 7,394
  Merck & Co., Inc. .........................          100                12,050
  RLI Corp. .................................          250                13,562
                                                                      ----------
                                                                          76,956
                                                                      ----------
Electric Utilities - 2.95%
  Eastern Utilities Assoc. ..................        1,000                26,250
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------
                                                                        Market
                                                    Shares              Value
--------------------------------------------------------------------------------
Electronics - 5.25%
  ARM Holdings Plc, ADR (a) .................          200            $    8,075
  Maxim Integrated Products, Inc. (a) .......          250                10,094
  SGS-Thomson Microelectronics NV (a) .......          100                 8,450
  Texas Instruments, Inc. ...................          100                 6,406
  Xilinx, Inc. (a) ..........................          300                13,725
                                                                      ----------
                                                                          46,750
                                                                      ----------
Financial Services - 2.70%
  Countrywide Credit Industries, Inc. .......          250                12,094
  Federal National Mortgage Assoc. ..........          200                11,975
                                                                      ----------
                                                                          24,069
                                                                      ----------
Gas & Pipeline Utilities - 2.73%
  Leviathan Gas Pipeline Partners ...........          750                24,328
                                                                      ----------
Homebuilders - 0.96%
  Kaufman & Broad Home Corp. ................          290                 8,584
                                                                      ----------
Industrial Machinery - 3.46%
  Magna International, Inc., Class A ........          200                14,912
  Tokheim Corp. (a) .........................        1,000                15,875
                                                                      ----------
                                                                          30,787
                                                                      ----------
Insurance - 0.96%
  20th Century Industries ...................          300                 8,550
                                                                      ----------
International Oil - 0.93%
  Chevron Corp. .............................          100                 8,269
                                                                      ----------
Metals - 6.18%
  Friedman Industries, Inc. .................        5,775                42,591
  Precision Castparts Corp. .................          200                12,425
                                                                      ----------
                                                                          55,016
                                                                      ----------
Mining - 3.09%
  Getchell Gold Corp. (a) ...................          600                14,775
  Homestake Mining Co. ......................        1,100                12,787
                                                                      ----------
                                                                          27,562
                                                                      ----------
Networking Products - 2.64%
  3Com Corp. (a) ............................          260                 8,889
  Cisco Systems, Inc. (a) ...................          200                14,650
                                                                      ----------
                                                                          23,539
                                                                      ----------
Paper - 4.37%
  Pope & Talbot, Inc. .......................        2,500                38,906
                                                                      ----------
Petroleum Services - 1.06%
  Global Marine, Inc. (a) ...................          400                 9,425
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

------------------------------------------------------------------------------
                                                                       Market
                                                     Shares             Value
------------------------------------------------------------------------------
Real Estate - 2.02%
   Catellus Development Corp.(a)...................     300          $   5,344
   Lennar Corp. ...................................     450             12,655
                                                                     ---------
                                                                        17,999
                                                                     ---------
Retail - 1.36%
   Viking Office Products, Inc. (a) ...............     500             12,094
                                                                     ---------

Retail Trade - 1.95%
   Longs Drug Stores Corp. ........................     600             17,362
                                                                     ---------
   Savings and Loan - 3.49%
   Golden West Financial Corp. ....................     150             15,797
   H.F. Ahmanson & Co. ............................     200             15,250
                                                                     ---------
                                                                        31,047
                                                                     ---------
Software - 13.99%
   Check Point Software Technologies, Ltd. (a) ....     200              5,875
   Computer Associate International, Inc. .........     300             17,569
   Electronic Arts, Inc. (a) ......................     300             13,875
   HTE, Inc. (a) ..................................     500             14,000
   Pegasystems, Inc. (a) ..........................     700             13,125
   Peregrine Systems, Inc. (a) ....................     600             14,475
   Transaction Systems Architects, Inc., Class A (a)    300             12,600
   Visual Networks, Inc. (a) ......................   1,000             33,125
                                                                     ---------
                                                                       124,644
Telecommunications Services - 1.59%
   Tellabs, Inc. (a) ..............................     200             14,175
                                                                     ---------

Tobacco - 1.86%
   UST, Inc. ......................................     600             16,538
                                                                     ---------

Transportation - 1.54%
   C.H. Robinson Worldwide, Inc. ..................     600             13,725
                                                                     ---------

Trucking & Freight Forwarding - 3.09%
   Air Express International Corp. ................     400             10,500
   Expeditores International ......................     400             17,000
                                                                     ---------
                                                                        27,500
                                                                     ---------
TOTAL COMMON STOCKS - (Cost $846,862)                                  905,448
                                                                     ---------

TOTAL INVESTMENTS (COST $846,862) - 101.66%                            905,448
OTHER ASSETS AND LIABILITIES - (1.66)%                                 (14,808)
                                                                     ----------
NET ASSETS - 100.00%                                                   890,640
                                                                     =========
================================================================================
(a) Denotes non-income producing security
ADR -  American Depository Receipt

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
April 30, 1998

--------------------------------------------------------------------------------
                                                   Principal            Market
                                                    Amount              Value
--------------------------------------------------------------------------------
BONDS AND NOTES - 106.23%
BRAZIL - 1.15%
Government - 1.15%
  Republic of Brazil C Bond, 5.00%
    with   3.00%    Interest    Capitalization,
  04/15/2014 (a)(b)..........................   $   52,279            $   43,326
                                                                      ----------
CHINA - 2.46%
Government - 1.22%
  Guangdong International Trust
    & Investment Corp., 8.750%, 10/24/2016 (c)      50,000                46,000
                                                                      ----------
Municipal - 1.24%
  Zhuhai  Hwy Co.,  Ltd.,  11.500%,  07/01/2008
  (c) .......................................       50,000                46,750
                                                                      ----------
HONG KONG - 2.56%
Industrial - 1.26%
  Hutchison Whampoa,  Ltd., 6.950%,  08/01/2007
  (c)........................................       50,000                47,395
                                                                      ----------
Real Estate - 1.30%
  Cheung Kong Finance, 5.500%, 09/30/1998 ...       50,000                49,125
                                                                      ----------
INDIA - 6.19%
Energy - 4.93%
  Tata Electric Co., 7.875%, 08/19/2007 (c)..      200,000               185,720
                                                                      ----------
Industrials - 1.26%
  Reliance     Industries,     Ltd.,    8.125%,
  09/27/2005 (c).............................       50,000                47,500
                                                                      ----------

INDONESIA- 0.92%
Food, Beverage & Tobacco - 0.92%
  Sampoerna    International   Financial   Co.,
  8.375%,
    06/15/2006 (c)...........................       50,000                34,500
                                                                      ----------
JAPAN - 8.71%
Banks - 2.61%
  Tokai  Preferred  Capital  Co.  LLC,  9.980%,
  12/29/2049 (c)(d)                                100,000                98,500
                                                                      ----------
Electric Utilities - 6.10%
  Tenaga Nasional  Berhad,  7.625%,  04/29/2007
  (c)                                               50,000                44,875
  Tenaga Nasional  Berhad,  7.875%,  06/15/2004
  (c)                                              200,000               184,790
                                                                      ----------
                                                                         229,665
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------
                                                   Principal              Market
                                                    Amount                 Value
--------------------------------------------------------------------------------
KOREA - 37.61%
Banks - 8.75%
  Korea Development Bank, 7.000%, 07/15/1999    $  100,000            $   98,590
  Korea Development Bank, 7.375%, 09/17/2004       250,000               230,825
                                                                      ----------
                                                                         329,415
                                                                      ----------
Government - 14.55%
  Export-Import   Bank   of   Korea,    6.500%,
  02/10/2002 ................................      110,000               100,937
  Export-Import   Bank   of   Korea,    6.500%,
  11/15/2006 ................................      200,000               175,000
  Export-Import   Bank   of   Korea,    7.100%,
  03/15/2007 ................................       80,000                74,800
  Republic of Korea, 8.875%, 04/15/2008 .....      200,000               197,210
                                                                      ----------
                                                                         547,947
                                                                      ----------
Industrials - 4.96%
  Pohang Iron & Steel, Ltd., 7.500%, 08/1/2002     200,000               187,000
                                                                      ----------
Telecommunications Services - 7.27%
  Korea Telecom, 7.625%, 04/15/2007 .........      100,000                88,744
  SK Telecom Co., Ltd., 7.750%, 04/29/2004 ..      200,000               185,250
                                                                      ----------
                                                                         273,994
                                                                      ----------
Utilities - 2.08%
  Korea   Electric    Power   Corp.,    6.375%,
  12/01/2003 ................................       90,000                78,300
                                                                      ----------

MALAYSIA - 1.23%
Industrials - 1.23%
  Petroliam     Nasional    Berhad,     7.125%,
  08/15/2005 (c).............................       50,000                46,340
                                                                      ----------

MEXICO - 2.75%
Industrials - 2.75%
  AXA SA de CV, 9.000%, 08/04/2004 (c).......       50,000                49,125
  Copamex   Industrias   SA  De  CV,   11.375%,
  04/30/2004 ................................       50,000                54,625
                                                                      ----------
                                                                         103,750
                                                                      ----------
PHILIPPINES - 21.15%
Energy - 9.21%
  Ce Casecnan Water & Energy, Inc.,
    Senior Note, 11.450%, 11/15/2005 ........      100,000               105,200
  Ce Casecnan Water & Energy, Inc.,
    Senior Note, 11.950%, 11/15/2010 ........      225,000               241,603
                                                                      ----------
                                                                         346,803
                                                                      ----------
Government - 9.11%
  Bangko   Sentral   Ng   Philipinas,   8.600%,
  06/15/2027 ................................      100,000                90,000
  ING Bank NV,  Floating Rate Note,  02/12/1999
  (c)(e)(d)(f) ..............................      100,000               104,250
  Republic of Philippines, 8.875%, 04/15/2008      150,000               148,875
                                                                      ----------
                                                                         343,125
                                                                      ----------
Telephone - 2.83%
  Philippine Long Distance Telephone,  10.625%,
  06/02/2004 ................................      100,000               106,470
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------
                                                   Principal              Market
                                                    Amount                 Value
--------------------------------------------------------------------------------
RUSSIA - 1.17%
Government - 1.17%
  Russia    Ministry   of   Finance,    9.250%,
  11/27/2001 ................................   $   30,000            $   29,475
  Russia   Ministry   of   Finance,    10.000%,
  06/26/2007 ................................       15,000                14,456
                                                                      ----------
                                                                          43,931
                                                                      ----------
THAILAND - 12.12%
Banks - 4.58%
  Bangkok  Bank  Public  Co.,   Ltd.,   7.250%,
  09/15/2005 (c) ............................      200,000               172,340
                                                                      ----------
Industrials - 7.54%
  PTTEP     International,     Ltd.,    7.625%,
  10/01/2006 (c).............................      320,000               283,888
                                                                      ----------

TURKEY - 5.37%
Government - 5.37%
  Republic of Turkey, 10.000%, 09/19/2007 ...      100,000               102,500
  Sultan,  Ltd.,  Floating  Rate Note,  8.750%,
  06/11/1999 (d) ............................      100,000                99,760
                                                                      ----------
                                                                         202,260
                                                                      ----------
UNITED STATES - 2.84%
Government - 2.84%
  United   States   Treasury   Note,    6.875%,
  05/15/2006 ................................      100,000               107,062
                                                                      ----------
TOTAL BONDS AND NOTES - (Cost $4,015,710)                              4,001,106
                                                                      ----------
PREFERRED STOCKS (Cost $49,716) - 1.32%
CHINA - 1.32%                                       Shares
                                                    ------
Industrials - 1.32%
  Swire Pacific, Ltd., 9.33%, Series 144A(c).        2,200                50,050
                                                                      ----------

TOTAL LONG TERM  INVESTMENTS - (Cost $4,065,426)                       4,051,156
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

-------------------------------------------------------------------------------
                                                   Principal           Market
                                                    Amount             Value
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (Cost $354,755) - 9.42%
UNITED STATES - 9.42%
Government - 9.42%
  United States Treasury Bill,
    4.850% - 4.990%, 06/25/1998 - 07/09/1998(g) $  358,000           $  354,755
                                                                     ----------

TOTAL INVESTMENTS (Cost $4,420,181) - 116.97%                         4,405,911
OTHER ASSETS AND LIABILITIES - (16.97)%                                (639,354)
                                                                     ----------
NET ASSETS - 100.00%                                                 $3,766,557
                                                                     ==========


(a) The coupon rate shown on step-up coupon bond represents the rate as of April 30, 1998.
(b)  Bond pays stated or additional interest with "payment-in-kind" (PIK) bonds.
(c) Securities purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally only to qualified institutional buyers. At April 30, 1998, these securities amounted to $1,442,023, representing 38.29% of the Fund's net assets.
(d) The coupon rate shown on floating rate note represents the rate at April 30, 1998.
(e) Illiquid security restricted as to resale, represents 2.77% (at value) of the net assets of the Fund, with an acquisition date of 02/12/98 and acquisition cost of $100,000.
(f) Structured Note which pays an interest amount at either the Philippines T-Bill rate (currently at 17.7%, resets semi-annually) less 2.25% or LIBOR plus 100 basis points, whichever is higher at the due date.
(g)  The coupon rate represents the annualized yield at date of purchase.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN SELECT ADVISORS FUND
SCHEDULE OF INVESTMENTS
April 30, 1998

--------------------------------------------------------------------------------
                                                                        Market
                                                    Shares              Value
--------------------------------------------------------------------------------
COMMON STOCKS - 41.60%
HONG KONG - 19.04%
Conglomerates - 4.58%
  Hutchison Whampoa .........................        1,000            $    6,184
                                                                      ----------
Real Estate - 4.65%
  Citic Pacific, Ltd. .......................        1,000                 3,072
  Wharf Holdings ............................        2,000                 3,202
                                                                      ----------
                                                                           6,274
                                                                      ----------
Retail - 4.22%
  New World Development Co., Ltd. ...........        2,000                 5,693
                                                                      ----------
Telephone - 5.59%
  China Telecom, Ltd. .......................        2,000                 3,796
  Hong Kong Telecomm ........................        2,000                 3,744
                                                                      ----------
                                                                           7,540
                                                                      ----------
KOREA - 4.04%
Electric Utilities - 4.04%
  Korea Electric Power Corp. ................          400                 5,447
                                                                      ----------
SINGAPORE - 14.18%
Building Materials & Construction - 3.12%
  Hong Leong Asia, Ltd. .....................        5,000                 4,202
                                                                      ----------
Electronics - 3.27%
  Singapore Technologies ....................        5,137                 4,415
                                                                      ----------
Telephone - 3.82%
  Singapore Telecommunications, Ltd. ........        3,000                 5,156
                                                                      ----------
Transportation - 3.97%
  Keppel Telecom & Transport ................        8,000                 5,359
                                                                      ----------
THAILAND - 4.34%
Banks - 4.34%
  Bangkok Bank ..............................          600                 1,506
  Thai Farmers Bank Public Co., Ltd. ........        1,900                 4,350
                                                                      ----------
                                                                           5,856
                                                                      ----------
TOTAL COMMON STOCKS - (Cost $57,817)                                      56,126
                                                                      ----------

TOTAL INVESTMENTS (Cost $57,817) - 41.60%                                 56,126

OTHER ASSETS AND LIABILITIES - 58.40%                                     78,795
                                                                      ----------
NET ASSETS -100.00%                                                   $  134,921
                                                                      ==========

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 1998

                                                          Strategic
                                                           Natural       Info-Tech &                  Asian High         Asian
                                                          Resources    Communications      Growth       Yield       Select Advisors
                                                            Fund            Fund            Fund        Fund            Fund
                                                            ----            ----            ----        ----            ----
ASSETS
   Investments in securities, at value (Note 2)......  $   5,197,112  $    1,752,391  $    905,448  $   4,051,156   $      56,126
   Short term investments (Note 2)...................        181,000         706,000             -        354,755               -
                                                       -------------  --------------  ------------  -------------   -------------
         Total investments...........................      5,378,112       2,458,391       905,448      4,405,911          56,126

   Cash..............................................            855           2,760        81,923        378,422          85,944
   Foreign currency, at value........................         35,384               -             -              -           1,065
   Receivable for securities sold....................        372,880               -        18,627              -               -
   Interest receivable...............................             26             103             -         77,358               -
   Dividends receivable..............................          8,430             498         4,063          1,283              83
   Receivable for fund shares sold...................        246,116         133,455         9,413         39,035               -
   Receivable due from advisor (Note 3)..............          6,407          14,614        17,142         28,783          22,647
   Prepaid expenses..................................          6,048           6,049         5,381          6,179           5,378
   Deferred organizational expenses (Note 2).........         16,891          16,881        16,881         16,871          16,974
                                                       -------------  --------------  ------------  -------------   -------------
           TOTAL ASSETS..............................      6,071,149       2,632,751     1,058,878      4,953,842         188,217

LIABILITIES
   Payable for securities purchased..................        310,203         117,894       114,432        376,771               -
   Payable for fund shares redeemed..................              -          22,019             -              -               -
   Payable for trustee fees (Note 3).................          1,000           1,000         1,000          1,000           1,000
   Payable for organizational expense (Note 2).......          4,589           4,589         4,589          4,589           4,589
   Payable for line of credit (Note 9)...............              -               -             -        750,000               -
   Accrued expenses and other liabilities............         57,523          46,907        48,217         54,925          47,707
                                                       -------------  --------------  ------------  -------------   -------------
           TOTAL LIABILITIES.........................        373,315         192,409       168,238      1,187,285          53,296
                                                       -------------  --------------  ------------  -------------   -------------
               NET ASSETS............................  $   5,697,834  $    2,440,342  $    890,640  $   3,766,557   $     134,921
                                                       =============  ==============  ============  =============   =============

NET ASSETS
   Paid-in capital...................................  $   5,484,453  $    2,164,523  $    776,356  $   3,931,613   $     137,824
   Undistributed net investment income...............        119,210               -        13,074         26,364               -
   Accumulated net realized gain (loss) on
      investments and foreign currency transactions..       (297,412)        (30,284)       42,624       (177,150)         (1,212)
   Net unrealized appreciation (depreciation) on
      investments and foreign currency transactions..        391,583         306,103        58,586        (14,270)         (1,691)
                                                       -------------  --------------  ------------  -------------   -------------
           NET ASSETS................................  $   5,697,834  $    2,440,342  $    890,640  $   3,766,557   $     134,921
                                                       =============  ==============  ============  =============   =============

NET ASSET VALUE PER SHARE
   Net asset value per share (based on shares
      of beneficial interest outstanding, par
      value $0.01 per share).........................  $       16.54  $        19.62  $     17.93   $        10.93  $       14.56
                                                       =============  ==============  ===========   ==============  =============

   Maximum sales charge (Note 1).....................          5.75%           5.75%        5.75%            4.75%          5.75%

   Offering price per share..........................  $       17.55  $        20.82  $      19.02  $       11.48   $       15.45
                                                       =============  ==============  ============  =============   =============

   Total shares outstanding at end of period.........        344,464         124,389        49,674        344,640           9,265
                                                       =============  ==============  ============  =============   =============

   Cost of investments...............................  $   4,986,529  $    2,152,288  $    846,862  $   4,420,181   $      57,817
                                                       =============  ==============  ============  =============   =============

   Foreign currency, at cost.........................  $      35,384  $            -  $          -  $           -   $       1,065
                                                       =============  ==============  ============  =============   =============

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF OPERATIONS
For the Period Ended April 30, 1998 *

                                                          Strategic
                                                           Natural       Info-Tech &                  Asian High         Asian
                                                          Resources    Communications     Growth        Yield      Select Advisors
                                                            Fund            Fund           Fund          Fund             Fund
                                                            ----            ----           ----          ----             ----
INVESTMENT INCOME
   Interest income...................................  $     19,752  $       2,943    $       502  $     122,532   $          80
   Dividend income...................................       157,738          1,726         18,839          1,283             310
   Foreign taxes withheld............................          (369)           (62)            (7)             -               -
                                                       ------------  -------------    -----------  -------------   -------------
      TOTAL INVESTMENT INCOME........................       177,121          4,607         19,334        123,815             390

EXPENSES
   Custodian fee (Note 3)............................        45,074         40,820         45,605         36,946          51,513
   Administration fee (Note 3).......................        43,750         43,750         43,750         43,750          43,750
   Investment advisor fee (Note 3)...................        25,989          5,113          2,423         17,612             953
   Professional fees.................................        24,000         24,000         24,000         24,000          24,000
   Transfer agent fee................................        14,860         15,028         14,893         14,971          14,129
   Registration fees.................................        17,000         15,510         15,219         16,404          15,100
   Distribution fee (Note 3).........................         8,316          1,635          1,291          4,227             254
   Printing expense..................................         7,000          7,000          7,000          7,000           7,000
   Insurance fee.....................................         2,917          2,917          2,917          2,917           2,917
   Trustees' fee (Note 3)............................         2,000          2,000          2,000          2,000           2,000
   Miscellaneous expense.............................            30             28             28          2,001              58
   Amortization of organizational expense (Note 2)...         1,963          1,973          1,973          1,983           1,880
   Interest expense (Note 9).........................             -              -              -          1,924               -
                                                       ------------  -------------    -----------  -------------   -------------
       Total expenses before waivers,
       reimbursements and custodial credits .........       192,899        159,774        161,099        175,735         163,554
   Expenses waived and reimbursed (Note 3)...........      (142,005)      (148,028)      (154,315)      (172,701)       (160,290)
   Fees reduced by credits allowed by the
         custodian (Note 3)..........................        (1,091)        (1,929)        (1,622)        (1,110)         (1,677)
                                                       ------------  -------------    ----------- --------------  --------------
       NET EXPENSES..................................        49,803          9,817          5,162          1,924           1,587
                                                       ------------  -------------    -----------  -------------   -------------

       NET INVESTMENT INCOME (LOSS)..................       127,318         (5,210)        14,172        121,891          (1,197)
                                                       ------------  -------------    -----------  -------------   -------------

REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS AND
      FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
      Investments....................................      (290,842)       (30,284)        41,526       (177,110)         (1,212)
      Foreign currency related transactions..........          (615)             -              -              -              44
                                                       ------------  -------------    -----------  -------------   -------------
         Total net realized gain (loss)..............      (291,457)       (30,284)        41,526       (177,110)         (1,168)
   Net change in unrealized appreciation
      (depreciation) on investment transactions......       391,583        306,103         58,586        (14,270)         (1,691)
                                                       ------------  -------------    -----------  -------------   -------------
         NET REALIZED AND UNREALIZED
              GAIN (LOSS)............................       100,126        275,819        100,112       (191,380)         (2,859)
                                                       ------------  -------------    -----------  -------------   -------------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
         OPERATIONS..................................  $    227,444  $     270,609    $   114,284  $     (69,489)  $      (4,056)
                                                       ============  =============    ===========  =============   =============

   SALES CHARGE PAID TO
      FUNDS DISTRIBUTOR, INC. .......................  $     38,790  $      47,510    $     5,248  $      55,389   $       1,100
                                                       ============  =============    ===========  =============   =============


* The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund, October 20, 1997 for Asian High Yield Fund, and October 31, 1997 for Asian Select Advisors Fund.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended April 30, 1998 *

                                                         Strategic
                                                          Natural       Info-Tech &                  Asian High          Asian
                                                         Resources    Communications    Growth          Yield       Select Advisors
                                                           Fund            Fund          Fund           Fund           Fund
                                                           ----            ----          ----           ----           ----
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss).........................  $   127,318   $    (5,210)    $    14,172    $    121,891     $   (1,197)
Net realized gain (loss) on investments and
   foreign currency related transactions.............     (291,457)      (30,284)         41,526        (177,110)        (1,168)
Net change in unrealized appreciation
   (depreciation) on investment transactions.........      391,583       306,103          58,586         (14,270)        (1,691)
                                                       -----------   -----------     -----------    ------------     ----------
Net increase (decrease) in net assets
   resulting from operations.........................      227,444       270,609         114,284         (69,489)        (4,056)
                                                       -----------   -----------     -----------    ------------     ----------

Dividends and distributions to shareholders
   from:
Net investment income................................       (7,147)            -               -         (95,628)             -
Distributions in excess of net realized gains........       (6,916)            -               -               -              -
                                                       -----------   -----------     -----------    ------------     ----------
   Total dividends and distributions to shareholders.      (14,063)            -               -         (95,628)             -
                                                       -----------   -----------     -----------    ------------     ----------

Fund share transactions:
Proceeds from fund shares sold.......................   10,833,321     2,171,752         756,356       5,998,122        118,977
Proceeds from reinvestment of dividends..............       12,051             -               -          21,381              -
Cost of fund shares redeemed.........................   (5,380,919)      (22,019)              -      (2,107,829)             -
                                                       -----------   -----------     -----------    ------------     ----------
   Net increase from fund share transactions.........    5,464,453     2,149,733         756,356       3,911,674        118,977

Total increase in net assets.........................    5,677,834     2,420,342         870,640       3,746,557        114,921
                                                       -----------   -----------     -----------    ------------     ----------

Net assets:
Beginning of period (Note 8).........................       20,000        20,000          20,000          20,000         20,000
                                                       -----------   -----------     -----------    ------------     ----------
End of period .......................................  $ 5,697,834   $ 2,440,342     $   890,640    $  3,766,557     $  134,921
                                                       ===========   ===========     ===========    ============     ==========

Number of fund shares:
Shares outstanding at beginning of period (Note 8)...        1,333         1,333           1,333           1,667          1,333
Shares sold..........................................      709,678       124,204          48,341         528,380          7,932
Shares reinvested....................................          713             -               -           2,010              -
Shares redeemed......................................     (367,260)       (1,148)              -        (187,417)             -
                                                       ------------  -----------     -----------    ------------     ----------
Net increase in shares outstanding...................      343,131       123,056          48,341         342,973          7,932
                                                       -----------   -----------     -----------    ------------     ----------
   Total shares outstanding at end of period.........      344,464       124,389          49,674         344,640          9,265
                                                       ===========   ===========     ===========    ============     ==========

Undistributed net investment income at
   end of period ....................................  $   119,210   $         -     $    13,074    $     26,364     $        -
                                                       ===========   ===========     ===========    ============     ==========


* The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund, October 20, 1997 for Asian High Yield Fund, and October 31, 1997 for Asian Select Advisors Fund.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
For the Period Ended April 30, 1998 (a)
Selected data based on a share outstanding throughout the period indicated

                                            Strategic
                                             Natural           Info-Tech &
                                            Resources        Communications          Growth           Asian High
                                               Fund               Fund                Fund            Yield Fund
                                               ----               ----                ----            ----------

Net asset value, beginning of period ...    $   15.00          $   15.00           $   15.00          $   12.00          $   15.00
                                            ---------          ---------           ---------          ---------          ---------
Income    (loss)    from     investment
operations:
Net investment income ..................         0.38 (d)           0                   0.26(d)            0.45               0.00
Net   realized  and   unrealized   gain
(loss)  on   investments   and  foreign
currency related transactions ..........         1.22               4.62                2.67              (1.15)             (0.44)
                                            ---------          ---------           ---------          ---------          ---------
Total  income  (loss)  from  investment
operations .............................        (1.60)              4.62                2.93              (0.7)              (0.44)
                                            ---------          ---------           ---------          --------           ---------
Less  distributions from net investment
income .................................        (0.03)                 -                   -                 (0.37)              -
Less   distributions   in   excess   of
capital gains ..........................        (0.03)                 -                   -                  -                  -
                                            ---------          ---------           ---------          ---------          ---------
Total     distributions     from    net
investment income and net capital gains         (0.06)                 -                   -              (0.37)                 -
                                            ---------          ---------           ---------          ---------          ---------
Net asset value, end of period              $   16.54          $   19.62           $   17.93          $   10.93          $   14.56
                                            ==========         ==========          ==========         ==========         =========
Total Return (b)                                10.74%             30.80%              19.53%             (5.71)%            (2.93)
                                            =========          =========           =========          =========          =========

Ratios and Supplemental Data:

Net assets, end of period (in 000's)        $   5,698          $   2,440           $     891          $   3,767          $     135
                                                                                         ---
Ratio  of   expenses   to  average  net
assets (including interest expense) (c)          2.40%              2.40%               1.60%              0.14%              2.50%

Ratio  of   expenses   to  average  net
assets (including interest  expense and
custodial credits) (c)                           2.45%              2.88%               2.11%              0.22%              5.14%

Ratio  of   expenses   to  average  net
assets   without    expenses    waived,
reimbursed  and/or reduced by custodial
credits (c)                                      9.27%             39.06%              50.13%             12.47%            257.54%

Ratio of net  investment  income (loss)
to average net assets (c)                        6.12% (d)         -1.27%               4.41%              8.65% (d)         (1.89)

Portfolio turnover rate                           519%                76%                448%               173%                 5%
------------------------------------------------------------------------------------------------------------------------------------

(a)  The  commencement  of  investment  operations  was  October  23,  1997  for
     Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund, October 20, 1997 for Asian High Yield Fund, and October 31, 1997 for Asian Select Advisors Fund.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Periods less than one year are not annualized.
(c)  Annualized for periods less than one year.
(d) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Advisor during the current fiscal year.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 1998

1.    Organization

Orbitex Group of Funds (the "Trust") was incorporated in Delaware in December 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is comprised of five funds (collectively the "Funds" and individually the "Fund") as follows: Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund. Each Fund operates as a diversified investment company except Asian High Yield Fund which operates as a non-diversified investment company. The commencement date of operations for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund was October 23, 1997, October 22, 1997, October 22, 1997, October 20, 1997 and October 31, 1997, respectively. All Funds are offered at net asset value plus a maximum sales load of 5.75%, except for Asian High Yield Fund, which is offered at net asset value plus a maximum sales load of 4.75%.

2.    Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation and Transactions

Equity securities are valued at the last sale price on the exchange or in the over-thD-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Advisor or Sub-Advisor deems it appropriate, prices obtained from an independent pricing service will be used. Short term debt investments with maturities less than 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available or for which quotations are not deemed by Orbitex Management, Inc. (the "Advisor") to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trustees.

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. Market discount, original issue discount and premium are accreted and amortized respectively, on a yield to maturity basis. The value of additional securities received as interest or dividend payments is recorded at their fair value as income and as the cost basis of such securities.

Expenses

Expenses of the Trust which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Distributions to Shareholders

Income dividends will normally be declared and distributed quarterly for the Asian High Yield Fund and annually for each of the other Funds. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund as a whole.

Deferred Organizational Costs

Organizational expenses have been deferred and are being amortized over a period of five years commencing with operations. The Advisor has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by the holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption. The Advisor has paid a majority of the organizational costs of the Funds and was reimbursed by the Funds.

Repurchase Agreements

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees have established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

Structured Notes

Each Fund may invest in structured notes, whose principal amount, redemption terms or conversion terms are related to specific securities or other indices. The prices of structured securities have historically been subject to high volatility and their interest or dividend rates may at times be substantially lower than prevailing market rates.

Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

There is significant potential for continuing economic and political turmoil in the Pacific Basin and Southeast Asia, such turmoil could have a negative effect on the share prices of the Funds; particularly the Asian High Yield Fund and the Asian Select Advisors Fund.

The Strategic Natural Resources Fund, Info-Tech & Communications Fund and Asian High Yield Fund may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

3.    Fees and Compensation Paid to Affiliates and Other Parties

Advisory Fees

Each Fund has entered into an Investment Advisory Agreement with the Advisor. As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, the Funds will pay the Advisor a fee accrued daily and paid monthly, at the annualized rate of 1.25% for the Strategic Natural Resources Fund, 1.25% for the Info-Tech & Communications Fund, 0.75% for the Growth Fund, 1.25% for the Asian High Yield Fund, and 1.50% for the Asian Select Advisors Fund. The Advisory Agreement also provides that the Advisor may retain Sub-Advisers at the Advisor's own cost and expense, for the purpose of managing the investment of the assets of one or more Funds of the Trust.

The Advisor has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses, net of waivers and custodial credits, to an annualized rate of 2.40%, 2.40%, 1.60%, 2.00%, and 2.50% for the Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively, subject to possible reimbursement by the Asian High Yield Fund in future years if such reimbursement can be achieved within the foregoing expense limit. The Advisor has agreed to waive or limit its fees and to pay all operating expenses, not including interest expense but including fee waivers and custodial credits, of the Asian High Yield Fund for the first 150 days of the Fund's operation and in 60 day intervals thereafter. The waivers for the advisor's fee for the period ended April 30, 1998 amounted to $25,989, $5,113, $2,423, $17,612 and $953 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively. The reimbursements for the period ended April 30,1998 amounted to $55,295, $74,137, $80,890, $96,111 and $82,263 for Strategic
Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively.

Sub-Advisory Fees

Asian High Yield Fund and Asian Select Advisors Fund both have Sub-Advisory relationships. Pursuant to separate Sub-Advisory Agreements among each Sub-Advisor, the Advisor and the Trust, each Sub-Advisor is responsible for the selection and management of portfolio investments for a Fund, or for its segment of a particular Fund, in accordance with the Fund's investment objective and policies and under the supervision of the Advisor.

                            ORBITEX GROUP OF FUNDS

                        NOTES TO FINANCIAL STATEMENTS
                                April 30, 1998

On a monthly basis, each Sub-Advisor receives a sub-advisory fee, paid by the Advisor, based on the applicable Fund's average daily net assets as follows:

--------------------------------------------------------------------------------------------------
                                                  Asia Strategic              J.P. Morgan
                     Bankers Trust Company          Investment                Investment
                                                Management Limited         Management, Inc.
--------------------------------------------------------------------------------------------------
Asian High Yield               -                         -               0.50%  on the  first  $50
Fund                                                                     million average daily net
                                                                         assets of the Fund; 0.45%
                                                                         on the next  $50  million
                                                                         average  daily net assets
                                                                         of the Fund; and 0.40% on
                                                                         the  average   daily  net
                                                                         assets over $100  million
                                                                         of the Fund
--------------------------------------------------------------------------------------------------
Asian Select         0.70% of the  average     0.50% of the  average               -
Advisors Fund        daily  net  assets of     daily  net  assets of
                     the Fund  advised  by     the Fund  advised  by
                     Bankers         Trust     Asia        Strategic
                     Company.                  Investment
                                               Management Limited
--------------------------------------------------------------------------------------------------

Administration Fees

State Street Bank and Trust Company ("State Street") serves as the Administrator of the Trust. For providing administrative services to the Funds, State Street will receive from each Fund, a monthly fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets, plus 0.08% of the next $100 million of each Fund's average daily net assets, plus 0.06% of each Fund's average daily net assets in excess of $200 million, subject to certain minimum requirements. State Street agreed to waive certain fees for the period ended April 30, 1998 which amounted to $40,014, $41,403, $41,412, $40,544, and
$41,610 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively.

Custodian Fees

State Street serves as the Trust's custodian, including holding all portfolio securities and cash assets of the Trust and providing accounting services including daily valuation of the shares of each Fund, for which it receives an annual custody and accounting fee. State Street agreed to waive certain fees for the period ended April 30, 1998 which amounted to $20,707, $27,375, $29,590, $18,434 and $35,464 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively.

Distributor

Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Plan and Agreement, pursuant to Rule 12b-1 under the 1940 Act, between the Distributor and the Trust. The Rule 12b-1 Plan and Agreement provides for payment of a fee to the Distributor at an annualized rate of 0.30% of the average daily net assets of the Asian High Yield Fund and 0.40% of the average daily net assets of each of the other Funds.

Trustees Fees

The Funds pay no compensation to their Trustees who are employees of the Advisor or Sub-Advisors. Trustees who are not Advisor or Sub-Advisor employees receive an annual fee of $5,000.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

4.   Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1998, were as follows:

                                                                        Gross              Gross         Net Unrealized
                                                   Identified        Unrealized         Unrealized        Appreciation
                                                      Cost          Appreciation       Depreciation      (Depreciation)
------------------------------------------------------------------------------------------------------------------------
Strategic Natural Resources Fund.............   $    5,014,480    $     429,886     $      66,254        $    363,632
Info-Tech & Communications Fund..............        2,152,288          329,395            23,292             306,103
Growth Fund..................................          847,500           77,002            19,054              57,948
Asian High Yield Fund........................        4,420,181           42,108            56,378             (14,270)
Asian Select Advisors Fund...................           57,817            2,219             3,910              (1,691)


5.      Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations and short-term securities, for the period ended April 30, 1998, were as follows:

                                               Purchases             Sales
--------------------------------------------------------------------------------
Strategic Natural Resources Fund........   $   22,061,773         $  16,965,402
Info-Tech & Communications Fund.........        1,950,955               474,383
Growth Fund.............................        3,178,134             2,372,798
Asian High Yield Fund...................        6,461,606             2,333,508
Asian Select Advisors Fund..............           61,126                 2,097

Purchases and sales of U.S. Government obligations aggregated $2,105,657 and $1,997,957, respectively, for the Asian High Yield Fund.

6.      Beneficial Interest

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders:

                                                   5% or Greater Shareholders
                                                --------------------------------
                                                   Number        % of Fund Held
--------------------------------------------------------------------------------
Strategic Natural Resources Fund.........           2                 48%
Info-Tech & Communications Fund..........           1                 36%
Growth Fund..............................           4                 87%
Asian High Yield Fund....................           4                 70%
Asian Select Advisors Fund...............           3                 93%

The following schedule shows the number of affiliates each owning 5% or more of a Fund and the total percentage of the Fund held by such affiliates:

                                             5% or Greater Affiliates
                                     -----------------------------------------
        Fund                         Name                       % of Fund Held
--------------------------------------------------------------------------------
Growth Fund...................     James Nelson                       6%
Asian Select Advisors Fund....     Konrad Krill                      72%
Asian Select Advisors Fund....     Orbitex Management Inc.           14%

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

7.      Capital Loss Carryforward

At April 30, 1998, the Info-Tech Communications Fund had available for federal income tax purposes unused capital losses of $30,284, expiring in the Year 2006.

Under current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended April 30, 1998, the following Funds have elected to defer losses occurring between November 1, 1997 and April 30, 1998 under these rules, as follows:

                                               Capital              Currency
                                               Losses                Losses
               Name of Fund                   Deferred              Deferred
               ------------                   --------              --------
  Strategic Natural Resources Fund........    $269,461                 $706
  Asian High Yield Fund...................     177,282                    -
  Asian Select Advisors Fund..............       1,212                    -

Such deferred losses will be treated as arising on the first day of the fiscal year ending April 30, 1999.

8.   Initial Capitalization and Offering of Shares

During the period from May 29, 1997 to the commencement of investment operations for each of the Funds, each Fund had no operations other than those related to organizational matters, including the initial capital contribution of $20,000 for each Fund and the issuance of 1,333 shares for each of the Funds, with the exception of the Asian High Yield Fund which issued 1,667 shares. There were no additional transactions until commencement of investment operations for each of the Funds.

9.   Line of Credit

The Trust participates in a $10 million line of credit provided by Deutsche Bank AG, New York Branch (the "Bank") under a Credit Agreement (the "Agreement") dated February 17, 1998. Under the Agreement, each Fund as a separate and distinct borrower may borrow up to a designated base commitment allocation specified in the Agreement, plus its pro rata portion of any unused commitment allocation of the other borrowers under the agreement. Interest is payable in respect to the unpaid principal amount depending on the type of loan designated by the borrower. The Funds are charged an annualized commitment fee computed at a rate equal to 0.10 of 1% on a annual basis of the daily average unutilized credit balance. The Agreement requires, among other provisions, that the aggregate outstanding principal amount of the loans made to each borrower under the Agreement shall not exceed the lesser of (i) 33 1/3% of the value of the total assets of the borrower less all liabilities and indebtedness not represented by senior securities; and (ii) any borrower limitations described for such borrowers in the Trust's prospectus.

During the fiscal year ending April 30, 1998, only the Asian High Yield Fund had borrowings under the Agreement. The Asian High Yield Fund entered into a NIBOR based loan agreement on April 16, 1998 in the amount of $750,000, with an interest rate of 6.15625% (NIBOR rate plus 50 basis points). The expiration date of the loan is May 15, 1998.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

10.  Subsequent Events (Unaudited)

At the May 27, 1998 Board Meeting, the Trustees voted to accept the resignation of J.P. Morgan Investment Management, Inc. as the Sub-Advisor on the Asian High Yield Fund, which will be effective July 1998. The Fund will be managed by its current investment advisor, Orbitex Management Inc.

Additionally, the Trustees have approved, by unanimous vote, the addition of a new fund to the series, Orbitex West Coast Fund, and the addition of two new classes of shares. Class I shares will be an institutional class of shares offered to qualified institutions and certain feD-based investment and financial advisors. Class I shares will be offered at net asset value and subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of the Class I shares beneficially owned by the clients receiving the service. Class B shares will also be offered at net asset value, without any initial sales charge. However, there will be a contingent deferred sales charge on Class B shares which are sold within six years of their purchase date. Class B shares will also be subject to a distribution fee of 0.75% of the average daily net assets attributable to Class B shares of the Fund.

                                    D-35
                      Report of Independent Accountants

To the Trustees and Shareholders of Orbitex Group of Funds,

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the five funds (each a "Fund") comprising Orbitex Group of Funds (the "Trust") at April 30, 1998, and the results of each Fund's operations, the changes in each Fund's net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 12, 1998

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
Managed by Orbitex Management Inc.




Performance Review: The period April 30, 1998 to October 31, 1998 has been a very challenging period for most investors, including natural resource investors. During the period the Orbitex Strategic Natural Resources Fund Class A Shares had a total return of (23.46)%, compared to (0.41)% for the S&P 500 Index and (24.42)% for the Lipper Natural Resources Fund Category; however, since inception (October 23, 1997) to October 31, 1998, the Class A Shares' performance is (15.24)% compared to 17.42% for the S&P 500 Index and (30.52)% for the Lipper Natural Resources Fund Category. The Class B Shares' performance is 3.44% for the period September 21, 1998 (inception) to October 31, 1998. The Fund seeks to achieve its objective through a flexible policy of investing primarily in common stocks of companies engaged in natural resource industries and industries supportive to natural resource industries.

Concerns over global growth, especially from the Pacific Rim and other emerging countries is prolonging the weakness in commodity prices. Crude oil prices continue to trade near record low levels despite the Organization of Petroleum Exporting Countries' ("OPEC") agreement to cut production twice in the past six months. Additionally, many natural gas and integrated oil companies have cut back on exploration and production expenditures, negatively impacting the Fund's holdings in oil service companies like Diamond Offshore Drilling, Petroleum GEO Services ADR, and Schlumberger Ltd. Seasonally, November through April is a strong demand period for some natural resources including oil, natural gas, gold, and copper. Weather experts recently announced that La Nina is here which may cause a cold winter, thus potentially increasing prices in heating oil and natural gas. We believe that as a result of the recent decline in oil revenue by OPEC countries there is tremendous pressure to increase oil prices. The gold and other precious metals markets should stabilize as we enter the traditionally strong demand period driven by Christmas buying, the wedding season in India and the launch of the Chinese new year. The Fund is positioned in Barrick Gold and Newmont Mining which we believe will benefit from improved precious metals performance.

During the period, the depressed valuations led to an increase in corporate stock buybacks and merger and acquisition activity. The Fund continues to place above average emphasis on large capitalization, defensive, cash rich and cost cutting securities within the natural resource sector. Despite the difficult environment, noteworthy company performance spanned a diverse group of sectors. The Fund benefited from its positions in Exxon Corporation, Stillwater Mining, Dupont and Fort James. Despite the strong fundamentals in the natural gas industry, Comstock Resources, EEX Corporation and Nuevo Energy were disappointing performers.

Outlook: We see an improving environment for the natural resources sector toward the end of 1998 and into 1999 as oversupplied inventory levels improve (due to less supply). Production for some of these commodities is slowing or stopping due to the prolonged weakness in commodity prices. The cure for low commodity prices is that low commodity prices tend to generate demand. Additionally, the weaker United States dollar and lower global interest rates should stabilize growth and put more liquidity into the system; thereby increasing demand for natural resources. We are extremely positive on the longer term outlook for the natural resource markets. These companies have rarely, if ever, sold at such low valuations.

We appreciate your investment in the Orbitex Strategic Natural Resources Fund.

Performance Review: During the period from April 30, 1998 to October 31, 1998, the Info-Tech & Communications Fund Class A Shares had a total return of (0.71)%, which compares with a total return of (0.41)%, for the S&P 500 Index and (5.12)% for the Lipper Science & Technology Index; however, since inception (October 22,1997) to October 31, 1998, the Class A Shares' performance is 29.87% compared to 17.42% for the S&P 500 Index and 3.33% for the Lipper Science & Technology Category. The Class B Shares' performance is 6.69% for the period September 16, 1998 (inception) to October 31, 1998. The Fund seeks to achieve superior long-term capital growth through selective investment in companies engaged in the communications, information and related technology industries.

This six-month period for the Fund was an extremely challenging and volatile period in the stock market. The Fund showed strong relative strength against the major indexes and its peer group from May through July, posting a peek performance in mid-July for a year-to-date return of 54% (January 1, 1998, through July 21, 1998). With the prospect of rising turmoil throughout the emerging markets, the Fund moved into more conservative holdings consisting of both domestic and international traditional telecommunications services companies with a supporting dividend yield. However, few securities in the market were unaffected by the Russian devaluation of the Ruble, leading stocks lower in the period of August through the first week of October. At its low point, the Fund declined to a year-to-date gain of 20%. The Fund repositioned into more aggressive, attractively valued, smaller capitalization technology stocks during the ruble crisis that increased performance in the market rally that ensued in the latter half of October.

Some of the top performing investments for the Fund during the six-month period included stocks in the semiconductor, software, internet, networking and telecommunications services sectors. In the semiconductor arena, the Fund focused on very specialized companies that design communications related semiconductors, such as PMC Sierra and its data networking chips, Maxim with its consumer electronics analog chips and Texas Instruments with its digital signal processor chips (DSP's) used in cellular telephones. In the software arena, the Fund was particularly successful with its investment in Saville Systems, a leading vendor of telecommunications billing software. In networking, investments in Cisco, Northern Telecom, Uniphase, Ascend, FORE and a host of others, have played a key role in the Fund's performance since the beginning of the year. In the telecommunications services arena, WorldCom continues to be one of the Fund's top holdings. With the completion of the MCI merger, WorldCom's unique, global telecommunications market position continues to be recognized by the marketplace. Lastly, the internet has played a significant role in the Fund's performance with investments in Inktomi, D-Bay, DoubleClick, Broadcast Communications and Ozemail.

The Fund experienced weak performance from its holdings of international telecommunications stocks. The Fund's investments in Telebras, Portugal Telecom, Telecom ltalia and Deutsche Telecom, intended to provide downside support, had a negative impact on the Fund and have been eliminated. Additionally, the Fund's investments in wireless services stocks Omnipoint and Powertel were a disappointment. The Fund, however, continues to view these wireless services stocks as central opportunities in the burgeoning world of wireless phone service and continues to maintain these investments.

Outlook: While it seems paradoxical to some, technology, driven by the emerging communications boom occurring on a world-wide basis, has proven to be the flight to safety sector during the period. A flight to safety implies a degree of predictability. The communications industry is in its infancy. The emergence of the strong consumer demand for internet services, corporate demand for increasing network bandwidth and speed, and the deregulation of the world telecommunications service providers are bringing new levels of growth and opportunity for many of today's leading technology companies. It is these growth opportunities that the Fund continues to focus on going forward. As new, statD-of-thD-art networks are established around the world, the long-term outlook for semiconductors, software, networking and the internet continues to be extremely compelling. This exciting and complex era of technology securities continues to capture investor's attention and offers many growth prospects.

We appreciate your investment in the Orbitex Info-Tech & Communications Fund.

Performance Review: For the period April 30, 1998 to October 31, 1998, the Orbitex Growth Fund had a total return of (7.08)% versus (0.41)% for the S&P 500 Index and (6.84)% for the Lipper Growth Fund Category; however, since inception (October 22, 1997) to October 31, 1998, the Class A Shares' performance is 11.07% compared to 17.42% for the S&P 500 Index and 5.39% for the Lipper Growth Fund Category. The Class B Shares' performance is 1.15% for the period September 16, 1998 (inception) to October 31, 1998. The Fund seeks to achieve its objective of long-term growth of capital through investments in securities that have the potential for significant appreciation.

The mood among investors has shifted significantly since reaching lows on August 31, 1998 and everyone is hoping the value created by this market downturn will last through year-end. Despite the ongoing concerns in emerging Asian and Japanese Markets, plus the liquidity concerns with hedge funds, the market sentiment has turned very bullish as equity prices continue to melt-up. United States gross domestic product remains stronger than originally expected and the Federal Reserve has provided liquidity with three interest rate decreases. Also, the market breadth has broadened and is no longer concentrated in the top growth stocks. We believe this market breadth is a bullish sign for the general market.

The  Fund  benefited  from  concentrated   weightings  in  the   pharmaceutical,
financial, and technology areas while underweighting the energy and basic industry sectors. Notable performers for the period include Schering Plough, Mellon Bank, Gateway 2000 and General Electric. Disappointing performance for the period included Atlantic Richfield and FPL Group.

Portfolio Composition: The Fund's sector and stock weighting are a result of bottom-up stock picking across all capitalizations. The Fund continues to have a fairly standard approach to record high valuations achieved in the market by a number of companies in the internet sector. On October 31, 1998, the Fund had a 12% cash position, a material but temporary cash position.

Outlook: We expect the financial markets to remain volatile in the near term as the markets struggle between lower global interest rates and earnings growth for 1999. Inflation continues to be low and we see no reason for inflation to be a concern over the near term. Commodity prices remain depressed and there is little, if any, pricing power. During this environment, the Fund will continue to seek out quality, valuD-oriented growth stocks.

We appreciate your investment in the Orbitex Growth Fund.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS
October 31, 1998 (Unaudited)




-------------------------------------------------------------------------- ---------------------- --------------------
                                                                                  Shares                Market
                                                                                                         Value
-------------------------------------------------------------------------- ---------------------- --------------------

COMMON STOCKS - 92.87%
Aluminum - 1.75%
     Alcan Aluminum, Ltd..............................................             2,500              $   63,281
                                                                                                    -------------
Building Construction - 1.73%
     J. Ray McDermott SA (a)..........................................             2,000                   62,750
                                                                                                    -------------
Chemicals - 3.71%
     Crompton & Knowles Corp..........................................             3,000                   48,188
     Du Pont (E.I.) de Nemours and Co. ...............................             1,500                   86,250
                                                                                                    -------------
                                                                                                         134,438

Electric Utilities - 5.83%
     FPL Group, Inc. .................................................             1,500                   93,844
     PG&E Corp. ......................................................             1,750                   53,265
     Unicom Corp. ....................................................             1,700                   64,069
                                                                                                    -------------
                                                                                                          211,178

Gas Exploration - 2.99%
     Anderson Exploration, Ltd. (a) ..................................             2,500                   25,437
     Oryx Energy Co. (a) .............................................             2,500                   35,000
     Seagull Energy Corp. (a) ........................................             4,000                   47,750
                                                                                                    --------------
                                                                                                          108,187

Gas & Pipeline Utilities - 1.03%
     K N Energy, Inc. ................................................               750                   37,266
                                                                                                    -------------
International Oil - 15.76%
     Chevron Corp. ...................................................             1,000                   81,500
     Conoco, Inc., Class A (a) .......................................             3,500                   87,062
     Mobil Corp. .....................................................             1,000                   75,688
     Ranger Oil, Ltd. (a) ............................................            10,000                   63,750
     Royal Dutch Petroleum Co., NY Shares.............................             2,400                  118,200
     Texaco, Inc. ....................................................             1,200                   71,175
     USX-Marathon Group ..............................................             2,250                   73,547
                                                                                                    -------------
                                                                                                          570,922

Life Sciences - 1.63%
     Monsanto Co. ....................................................             1,450                   58,906
                                                                                                    -------------
Mining - 11.08%
     Aber Resources, Ltd. (a) ........................................             3,000                   16,818
     Apex Silver Mines, Ltd. (a) .....................................             4,500                   41,063
     Barrick Gold Corp. ..............................................             2,500                   53,437
     Freeport-McMoRan Copper & Gold, Inc., Class A ...................             3,500                   41,781
     Getchell Gold Corp. (a) .........................................             3,000                   52,500
     Newmont Mining Corp. ............................................             3,500                   74,375
     Normandy Mining, Ltd. ...........................................            20,000                   17,888
     Phelps Dodge Corp. ..............................................             1,000                   57,625
     Stillwater Mining Co. (a) .......................................             1,000                   32,375
     Viceroy Resource Corp. (a) ......................................             6,500                   13,480

                                                                                                          401,342
                                                                                                    -------------
See Notes to Financial Statements.


ORBITEX GROUP OF FUNDS
---------------------------------------------------------------------------------------------------------------------
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998 (Unaudited)


-------------------------------------------------------------------------- ---------------------- --------------------
                                                                                  Shares                Market
                                                                                                         Value
-------------------------------------------------------------------------- ---------------------- --------------------

Oil - 12.26%
     Atlantic Richfield Co. ..........................................             1,250              $     86,094
     Canadian 88 Energy Corp. (a) ....................................             7,000                    24,951
     Exxon Corp. .....................................................             2,500                   178,125
     Pennzoil Co. ....................................................             1,000                    35,875
     Sun Company, Inc. ...............................................             1,000                    34,312
     Unocal Corp. ....................................................             2,500                    84,844
                                                                                                           444,201
                                                                                                     -------------
Oil & Gas Drilling - 0.85%
     Diamond Offshore Drilling, Inc...................................             1,000                   30,688
                                                                                                     -------------
Oil & Gas Exploration And Production - 21.72%
     Anadarko Petroleum Corp..........................................             2,000                   67,750
     Baytex Energy, Ltd., Class A (a).................................             5,000                   16,850
     Benz Energy, Ltd. (a)............................................            25,000                   11,342
     Bonavista Petroleum Ltd. (a).....................................             2,500                   11,909
     Burlington Resources, Inc........................................             2,750                  113,266
     Canadian Natural Resources, Ltd. (a) ............................             2,000                   34,997
     Comstock Resources, Inc. (a) ....................................             6,000                   29,625
     EEX Corp. (a) ...................................................            10,000                   38,750
     Enron Corp. .....................................................             2,000                  105,500
     Global Industries, Inc. (a) .....................................             3,500                   33,687
     Gulf Canada Resources, Ltd. .....................................            10,000                   37,500
     Kerr-Mcgee Corp. ................................................             1,200                   47,850
     Nuevo Energy Co. (a) ............................................             2,500                   52,969
     Pacalta Resources, Ltd. (a) .....................................             4,000                   13,739
     Probe Exploration, Inc. (a) .....................................            10,000                   16,202
     Sharpe Resources Corp. (a) ......................................            30,000                   13,027
     Snyder Oil Corp. ................................................             3,000                   47,812
     Suncor Energy Inc. ..............................................               500                   15,878
     Ultra Petroleum Corp. (a) .......................................             5,000                    6,092
     Vastar Resources, Inc. ..........................................             1,500                   71,719
                                                                                                    -------------
                                                                                                           86,464

Oil Field Service - 4.34%
     BJ Services Co. (a)..............................................             2,000                   40,875
     Petroleum Geo-Services, ADR (a) .................................             1,000                   21,375
     Schlumberger Ltd. ...............................................             1,000                   52,500
     Tidewater, Inc. .................................................             1,500                   42,468
                                                                                                    -------------
                                                                                                          157, 218
Paper & Related Products - 4.30%
     Champion International Corp. ....................................             1,500                   47,906
     Fort James Corp. ................................................             1,500                   60,469
     Mead Corp. ......................................................             1,500                   47,437
                                                                                                    -------------
                                                                                                          155,812
                                                                                                    -------------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
INFO-TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
October 31, 1998 (Unaudited)

----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------- ---------------------- --------------------
                                                                                  Shares                Market
                                                                                                         Value
-------------------------------------------------------------------------- ---------------------- --------------------

Petroleum Services - 2.69%
     Phillips Petroleum Co. ..........................................            1,500                    64,875
     Varco International, Inc. (a) ...................................            3,000                    32,438
                                                                                                   --------------
                                                                                                           97,313
                                                                                                   --------------
Retail - 1.20%
-------------------------------------------------------------------------         1,000                    43,500
                                                                                                   --------------
     Home Depot, Inc. ................................................
TOTAL COMMON STOCKS - (Cost $3,471,272)                                                                 3,363,466
                                                                                                   --------------

SHORT TERM INVESTMENT (Cost $441,000)- 12.18%                                    Principal
TIME DEPOSIT - 12.18%                                                             Amount
                                                                                  ------
State Street Bank and Trust Co.,
4.750%, 11/2/1998 ....................................................     $      441,000                 441,000

                                                                                                   --------------
TOTAL INVESTMENTS (Cost $3,912,272) - 105.05%                                                           3,804,466
OTHER ASSETS AND LIABILITIES - (5.05)%                                                                   (182,735)
                                                                                                          -------
NET ASSETS - 100.00%                                                                              $     3,621,731
--------------------------------------------------------------------------                        ================


(a) Denotes non-income producing security
ADR - American Depository Receipt

See Notes to Financial Statements.



ORBITEX GROUP OF FUNDS
INFO-TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
October 31, 1998 (Unaudited)



-------------------------------------------------------------------------- ---------------------- --------------------
                                                                                  Shares                Market
                                                                                                         Value
-------------------------------------------------------------------------- ---------------------- --------------------

COMMON STOCKS - 70.19%
Advertising - 2.97%
     DoubleClick, Inc. (a) ...........................................            11,600          $       382,800
                                                                                                  ---------------
Broadcasting - 1.16%
     Broadcast Communications PLC (a) ................................             3,000                  149,625
                                                                                                  ---------------
Computers & Business Equipment - 8.23%
     Apple Computer, Inc. (a) ........................................             5,000                  185,625
     Compaq Computer Corp. ...........................................             8,000                  253,000
     Gateway 2000, Inc. (a) ..........................................             7,000                  390,688
     Sun Microsystems, Inc. (a) ......................................             4,000                  233,000

                                                                                                  ---------------
                                                                                                        1,062,313
Electronics - 9.82%
     Maxim Integrated Products, Inc. (a) .............................             5,000                  178,438
     Micron Technology, Inc. (a) .....................................             5,000                  190,000
     PMD-Sierra, Inc. (a) ............................................            11,500                  516,062
     Texas Instruments, Inc. .........................................             6,000                  383,625

                                                                                                  ---------------
                                                                                                        1,268,125
Networking Products - 7.26%
     Cisco Systems, Inc. (a) .........................................             5,000                  315,000
     FORE Systems, Inc. (a) ..........................................            22,500                  351,563
     Newbridge Networks Corp. (a) ....................................            13,200                  270,600

                                                                                                  ---------------
                                                                                                          937,163
Software - 4.98%
     Concentric Network Corp. (a) ....................................             8,000                  194,000
     Evolving Systems, Inc. (a) ......................................            34,500                   58,219
     Ozemail, Ltd., ADR ..............................................            39,500                  390,062

                                                                                                  ---------------
                                                                                                         642,281
Telecommunications Services - 20.44%
     GST Telecommunications, Inc. (a) ................................            22,600                  156,787
     ICG Communications, Inc. (a) ....................................            30,000                  620,625
     Metronet Communications Corp., Class B (a) ......................             2,000                   46,000
     Northern Telecom, Ltd. ..........................................            14,300                  612,219
     Omnipoint Corp. (a) .............................................            75,200                  695,600
     Saville Systems PLC, ADR (a).....................................            30,000                  506,250

                                                                                                  ---------------
                                                                                                        2,637,481
Telephone - 15.33%
     ALLTEL Corp. ....................................................             9,400                  440,037
     AT&T Corp. ......................................................             3,500                  217,875
     Intermedia Communications, Inc. (a) .............................            28,000                  518,000
     MCI WorldCom, Inc. (a) ..........................................            10,331                  570,788
     Powertel, Inc. (a) ..............................................            15,600                  232,050
                                                                                                  ---------------
                                                                                                        1,978,750
                                                                                                  ---------------
TOTAL COMMON STOCKS - (Cost $8,602,410)                                                                 9,058,538
                                                                                                  ---------------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
INFO-TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998 (Unaudited)


                                                                                Principal               Market
                                                                                  Amount                Value

SHORT TERM INVESTMENTS (Cost $3,106,000)- 24.06%
COMMERCIAL PAPER - 24.06% Prudential Funding Corp.
5.750%, 11/2/1998                                                          $     3,106,000       $       3,106,000
                                                                                                 -----------------


TOTAL INVESTMENTS (Cost $11,708,410) - 94.25%                                                           12,164,538
OTHER ASSETS AND LIABILITIES- 5.75%                                                              $         741.514
                                                                                                 -----------------
NET ASSETS - 100.00%                                                                             $      12,906,052
                                                                                                 =================


(a) Denotes non-income producing security
ADR - American Depository Receipt


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 1998 (Unaudited)



-------------------------------------------------------------------------- ---------------------- --------------------
                                                                                  Shares                Market
                                                                                                         Value
-------------------------------------------------------------------------- ---------------------- --------------------

COMMON STOCKS - 88.29%
Banks - 6.94%.........................................................              850                    23,322
     Charter One Financial, Inc. .....................................              500                    30,062
     Mellon Bank Corp. ...............................................              550                    20,866
     Summit Bancorp. .................................................                                     74,250

Broadcasting - 1.92%                                                                450           ---------------
                                                                                                           20,503
     Clear Channel Communications, Inc. (a) ..........................

Computers & Business Equipment - 7.46%                                              500                    21,875
     Equant NV, NY Shares (a).........................................              500                    27,906
     Gateway 2000, Inc. (a) ..........................................              500                    30,094
     Hewlett-Packard Co. .............................................                                     79,875

Consumer Products - 1.55%                                                           500           ---------------
                                                                                                           16,531
     Fortune Brands, Inc. ............................................

Cosmetics & Toiletries - 2.52%                                                      600           ---------------
                                                                                                           26,962
     Gillette Co. ....................................................

Diversified - 2.01%                                                                 10            ---------------
                                                                                                           21,480
     Berkshire Hathaway, Inc., Class B (a)............................

Drugs & Health Care - 12.58%                                                        400                    19,500
     American Home Products Corp. ....................................              300                    30,862
     Schering-Plough Corp. ...........................................              900                    25,144
     Tenet Healthcare Corp. (a) ......................................              400                    31,350
     Warner-Lambert Co. ..............................................              500           ---------------
                                                                                                           27,813
     Watson Pharmaceuticals, Inc. (a) ................................                            ---------------
                                                                                                          134,669

Electrical Equipment - 2.25%                                                        275           ---------------
                                                                                                           24,063
     General Electric Co. ............................................

Electric Utilities - 5.39%                                                          500                    31,281
     FPL Group, Inc. .................................................              700           ---------------
                                                                                                           26,381
     Unicom Corp. ....................................................                            ---------------
                                                                                                           57,662

Financial Services - 1.37%                                                          400           ---------------
                                                                                                           14,625
     Household International, Inc. ...................................

Food & Beverages - 2.37%                                                            750           ---------------
                                                                                                           25,313
     PepsiCo, Inc. ...................................................

Insurance - 6.63%                                                                   800                    35,750
     American Bankers Insurance Group, Inc. ..........................              500           ---------------
                                                                                                           35,250
     SunAmerica, Inc. ................................................                            ---------------
                                                                                                           71,000

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998 (Unaudited)


-------------------------------------------------------------------------- ---------------------- --------------------
                                                                                  Shares                Market
                                                                                                         Value
-------------------------------------------------------------------------- ---------------------- --------------------

Mining - 1.51%
     Stillwater Mining Co. (a)........................................               500          $       16,188
                                                                                                  --------------

Networking Products - 2.35%
     Cisco Systems, Inc. (a)..........................................               400                  25,200
                                                                                                  --------------

Oil - 3.99%
     Atlantic Richfield Co............................................               300                 20,663
     Unocal Corp......................................................               650                 22,059
                                                                                                  --------------
                                                                                                          42,722

Oil & Gas Exploration And Production - 2.69%
     Burlington Resources, Inc. ......................................               700                  28,831
                                                                                                  --------------

Oil Field Service - 5.82%
     BJ Services Co. (a) .............................................             1,000                  20,437
     BJ's Wholesale Club, Inc. (a) ...................................               800                  28,750
     Schlumberger Ltd. ...............................................               250                  13,125
                                                                                                  --------------
                                                                                                          62,312
Photography - 2.17%
     Eastman Kodak Co. ...............................................               300                  23,250
                                                                                                  --------------

Retail - 2.03%
     Home Depot, Inc. ................................................               500                  21,750
                                                                                                  --------------

Retail Trade - 2.60%
     Rite Aid Corp. ..................................................               700                  27,781
                                                                                                  --------------

Software - 3.49%
     Electronic Arts, Inc. (a) .......................................               550                 22,619
     Oracle Corp. (a) ................................................               500                 14,781
                                                                                                  --------------
                                                                                                         37,400
Telephone - 6.26%
     AT&T Corp. ......................................................               350                 21,788
     MCI WorldCom, Inc. (a) ..........................................               400                 22,100
     SBC Communications, Inc. ........................................               500                 23,156
                                                                                                  --------------
                                                                                                         67,044
Tobacco - 2.39%
     Philip Morris Companies, Inc. ...................................               500                 25,563
                                                                                                  --------------

TOTAL COMMON STOCKS - (Cost $886,119)                                                                   944,974


TOTAL INVESTMENTS (Cost $886,119) - 88.29%                                                              944,974
OTHER ASSETS AND LIABILITIES- 11.71%                                                                    125,297
                                                                                                  -------------
NET ASSETS - 100.00%                                                                                  1,070,271
                                                                                                  =============
(a) Denotes non-income producing security


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIA HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
October 31, 1998 (Unaudited)


-------------------------------------------------------------------------------------------------------------------------------
                                                                              Shares              Market
                                                                                                   Value
-------------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENT (Cost $903,000) - 92.40%
United States - 92.40%
Time Deposit - 92.40%
State Street Bank and Trust Co.,
4.750% due 11/2/1998 .........................................          $     903,000          $   903,000
                                                                                               -----------


TOTAL INVESTMENTS (Cost $903,000) - 92.40%                                                         903,000
OTHER ASSETS AND LIABILITIES- 7.60%                                                                74, 299
                                                                                               -----------
NET ASSETS - 100.00%                                                                           $  977, 299
                                                                                               ===========

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1998 (Unaudited)


                                                    Strategic
                                                     Natural         Info-Tech &                      Asian High
                                                    Resources      Communications      Growth            Yield
                                                      Fund              Fund            Fund             Fund

ASSETS
   Investments in securities, at value (Note 2)  $   3,363,466     $   9,058,538    $     944,974    $       --
   Short term investments (Note 2)............         441,000         3,106,000               --        903,000
                                                ----------------------------------------------------------------
     Total investments........................       3,804,466        12,164,538          944,974        903,000

   Cash.......................................              --             4,898           46,066            921
   Foreign currency, at value (cost $ 131)....             131                --               --             --
   Unrealized gain on forward currency contracts           446                --               --             --
   Receivable for securities sold.............         133,130           476,735           95,306            238
   Interest  and Dividends receivable.........           2,386             2,164              605             --
   Receivable for fund shares sold............           3,500           304,952               --         15,000
   Receivable due from advisor (Note 3).......          92,141            50,793          117,675        127,422
   Deferred organizational expenses (Note 2)..          15,127            15,124           15,124         15,124
   Other assets...............................           7,785             8,525            6,017          8,563
                                                ----------------------------------------------------------------
       TOTAL ASSETS...........................       4,059,112        13,027,729        1,225,767      1,070,268

LIABILITIES
   Payable to custodian.......................           3,512                --               --             --
   Unrealized loss on forward currency contracts         2,606                --               --             --
   Payable for securities purchased...........         321,219                --           69,868             --
   Payable for fund shares redeemed...........          22,362            32,189               --             --
   Payable for trustee fees (Note 3)..........           1,586             1,578            1,578          1,564
   Payable for organizational expenses (Note 2)          4,589             4,589            4,589          4,589
   Accrued expenses and other liabilities.....          81,507            83,321           79,461         86,816
                                              ------------------------------------------------------------------
       TOTAL LIABILITIES......................         437,381           121,677          155,496         92,969
                                              ------------------------------------------------------------------
       NET ASSETS.............................  $    3,621,731   $    12,906,052   $    1,070,271   $    977,299
                                                ==============---===============---==============---============

NET ASSETS
   Paid-in capital............................  $    4,468,122   $    12,544,475   $      998,643   $  2,045,301
   Undistributed net investment income (loss).         117,953           (20,052)          10,942          2,780
   Accumulated net realized gain (loss) on
     investments and foreign currency transactions    (854,378)         (74,559)           1,831     (1,070,782)
   Net unrealized appreciation (depreciation) on
     investments and foreign currency translations    (109,966)         456,188           58,855          --
                                                ----------------------------------------------------------------
       NET ASSETS.............................  $    3,621,731   $    12,906,052   $    1,070,271   $    977,299
                                                ==============   ===============   ==============   ============

CLASS A SHARES:
Net assets....................................  $    3,621,421   $    12,060,477   $    1,054,665   $    977,001
                                                ==============   ===============   ==============   ============
Net asset value per share (based on shares of
   beneficial interest outstanding, par value
   $.01 per share)............................  $        12.66   $         19.49   $        16.66   $        7.9
                                                ==============   ===============   ==============   ============

Offering price per share......................  $        13.43   $         20.68   $        17.68   $        8.3
                                                ==============   ===============   ==============   ============
Total shares outstanding at end of period.....  $      286,146   $       618,800   $       63,312   $    122,525
                                                ==============   ===============   ==============   ============

CLASS B SHARES:
Net assets....................................  $          310   $       845,575   $       15,606   $        298
                                                ==============   ===============   ==============   ============
Net asset value and offering price per share
   (based on shares of beneficial interest
   outstanding, par value$.01 per share)......  $        12.61   $         19.46   $        16.66   $       7.96
                                                ==============   ===============   ==============   ============
Total shares outstanding at end of period.....              25            43,441              937             37
                                                ==============   ===============   ==============   ============
Investments, at cost..........................  $    3,912,272   $    11,708,410   $      886,119   $    903,000
                                                ==============   ===============   ==============   ============

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF OPERATIONS
October 31, 1998 (Unaudited)
For the Six Months Ended October 31, 1998 (Unaudited)

                                                    Strategic
                                                     Natural         Info-Tech &                      Asian High
                                                    Resources      Communications      Growth            Yield
                                                      Fund              Fund            Fund             Fund

INVESTMENT INCOME
   Interest income............................  $       12,087   $        47,313   $        2,641   $    130,146
   Dividend income............................          32,281            14,886            2,854          1,283
   Foreign taxes withheld.....................            (430)             (440)             (26)            --
                                                -------------- ----------------- ---------------- --------------
     TOTAL INVESTMENT INCOME..................          43,938            61,759            5,469        131,429

EXPENSES
   Custodian fee (Note 3).....................          42,205            35,284           38,979         35,116
   Administration fee (Note 3)................          42,192            42,045           42,045         41,753
   Investment advisor fee (Note 3)............          24,467            45,251            3,350         17,019
   Transfer agent fee.........................          21,408            20,852           20,193         20,504
   Professional fees..........................          19,336            19,253           19,253         19,095
   Registration fees..........................          16,445            14,322           16,134         12,593
   Distribution fees (Note 3):
     Class A Shares...........................           7,830            14,272            1,779          4,093
     Class B Shares...........................              --               453               19             --
   Printing expense...........................           4,929             4,906            4,906          4,860
   Insurance fee..............................           2,951             2,941            2,941          2,921
   Amortization of organizational expenses (Note 2)      1,763             1,758            1,758          1,747
   Trustees' fee (Note 3).....................           1,711             1,703            1,703          1,690
   Interest expense (Note 11).................              --                --               --         11,796
   Miscellaneous expense......................           1,296             1,289            1,290          4,937
                                                ----------------------------------------------------------------
     Total expenses before waivers,
     reimbursements and custodial credits.....         186,533           204,329          154,350        178,124
   Expenses waived and reimbursed (Note 3)....        (140,275)         (121,926)        (146,331)      (155,728)
   Fees reduced by credits allowed by the
     custodian................................          (1,063)             (592)            (418)          (997)
                                                --------------   ---------------   --------------   ------------
     NET EXPENSES.............................          45,195            81,811            7,601         21,399
                                                --------------   ---------------   --------------   ------------

     NET INVESTMENT INCOME (LOSS).............          (1,257)          (20,052)          (2,132)       110,030
                                                --------------   ---------------   --------------   ------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND
     FOREIGN CURRENCY TRANSACTIONS Net realized loss on:
     Investments..............................        (554,953)          (44,275)          40,793)      (893,632)
     Foreign currency related transactions....          (2,013)               --               --             --
                                                --------------   ---------------   --------------   ------------
       Total net realized loss................        (556,966)          (44,275)         (40,793)      (893,632)
                                                --------------   ---------------   --------------   ------------

Net change in unrealized appreciation (depreciation) on:
   Investment transactions....................        (499,388)          150,085              269         14,270
   Foreign currency related translations......          (2,161)               --               --             --
                                                --------------   ---------------   --------------   ------------
     Total net change in unrealized
       appreciation (depreciation)............        (501,549)          150,085              269         14,270
                                                --------------   ---------------   --------------   ------------

       NET REALIZED AND UNREALIZED
          GAIN (LOSS).........................      (1,058,515)          105,810          (40,524)      (879,362)
                                                --------------   ---------------   --------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
     OPERATIONS...............................  $   (1,059,772)  $        85,758   $      (42,656)  $   (769,332)
                                                ==============   ===============   ==============   ============

SALES CHARGE PAID TO
   FUNDS DISTRIBUTOR, INC.....................  $       34,695   $       501,759   $        7,609   $      3,514
                                                ==============   ===============   ==============   ============

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                             Strategic                        Info-Tech &
                                                              Natural                       Communications
                                                          Resources Fund                         Fund
                                                   --------------------------------  ----------------------------
                                                   Six Months                        Six Months
                                                      Ended            Period*          Ended           Period*
                                                    10/31/98            Ended         10/31/98           Ended
                                                   (unaudited)         4/30/98       (unaudited)        4/30/98


INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)..................  $       (1,257)  $       127,318   $      (20,052)  $     (5,210)
Net realized gain (loss) on investments
   and foreign currency related transactions..        (556,966)         (291,457)         (44,275)       (30,284)
Net change in unrealized appreciation
   (depreciation) on investment transactions..        (501,549)          391,583          150,085        306,103
                                                --------------   ---------------   --------------   ------------
Net increase (decrease) in net assets
   resulting from operations..................      (1,059,772)          227,444           85,758        270,609
                                                --------------   ---------------   --------------   ------------

Dividends and distributions to shareholders
   from:
Net investment income:
   Class A....................................              --            (7,147)              --             --
   Class B....................................              --                --               --             --
Distributions in excess of net  realized gains              --            (6,916)              --             --
                                                --------------   ---------------   --------------   ------------
Total dividends and distributions to shareholders           --           (14,063)              --             --
                                               ---------------   ---------------   --------------   ------------

Fund share transactions (Note 6)..............      (1,016,331)        5,464,453       10,379,952      2,149,733
                                                --------------   ---------------   --------------   ------------

Total increase (decrease)  in net assets......      (2,076,103)        5,677,834       10,465,710      2,420,342
                                                --------------   ---------------   --------------   ------------

Net assets:
Beginning of period ..........................       5,697,834            20,000        2,440,342         20,000
                                                --------------   ---------------   --------------   ------------
End of period.................................  $    3,621,731   $     5,697,834   $   12,906,052   $  2,440,342
                                                ==============   ===============   ==============   ============

Undistributed net investment income (loss) at
   end of period..............................  $      117,953   $       119,210   $      (20,052)  $         --
                                                ==============   ===============   ==============   ============

*  The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund and October 22, 1997 for
   Info-Tech & Communications Fund.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)


                                                                                              Asian High
                                                              Growth                             Yield
                                                               Fund                              Fund
                                                   ----------------------------    ------------------------------
                                                   Six Months                        Six Months
                                                      Ended            Period*          Ended           Period*
                                                    10/31/98            Ended         10/31/98           Ended
                                                   (unaudited)         4/30/98       (unaudited)        4/30/98


INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)..................  $       (2,132)  $        14,172   $      110,030   $    121,891
Net realized gain (loss) on investments
   and foreign currency related transactions..         (40,793)           41,526         (893,632)      (177,110)
Net change in unrealized appreciation
   (depreciation) on investment transactions..             269            58,586           14,270        (14,270)
                                                --------------   ---------------   --------------   -------------
Net increase (decrease) in net assets
   resulting from operations..................         (42,656)          114,284         (769,332)       (69,489)
                                                --------------   ---------------   --------------   ------------

Dividends and distributions to shareholders
from:
Net investment income
   Class A Shares.............................              --                --         (133,603)       (95,628)
   Class B Shares.............................              --                --              (11)            --
Distributions in excess of net
   realized gains.............................              --                --               --             --
                                                --------------   ---------------   --------------   ------------
Total dividends and distributions
   to shareholders............................              --                --         (133,614)       (95,628)
                                                --------------   ---------------   --------------   ------------

Fund share transactions (Note 6)..............         222,287           756,356       (1,886,312)     3,911,674
                                                --------------   ---------------   --------------   ------------

Total increase (decrease)in net assets........         179,631           870,640       (2,789,258)     3,746,557
                                                --------------   ---------------   --------------   ------------

Net assets:
Beginning of period...........................         890,640            20,000        3,766,557         20,000
                                                --------------   ---------------   --------------   ------------
End of period.................................  $    1,070,271   $       890,640   $      977,299   $  3,766,557
                                                ==============   ===============   ==============   ============


Undistributed net investment income at
   end of period..............................  $       10,942   $        13,074   $        2,780   $     26,364
                                                ==============   ===============   ==============   ============


*  The commencement of investment operations was October 22, 1997 for Growth Fund and October 20, 1997 for Asian High Yield Fund.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
STRATEGIC NATURAL RESOURCES FUND
Selected data based on a share outstanding throughout each period indicated



                                                       Class A Shares       Class A Shares         Class B Shares
                                                     For the Six Months                            For the Period
                                                            Ended           For the Period              Ended
                                                      October 31, 1998           Ended           October 31, 1998(a)
                                                       (unaudited)(b)      April 30, 1998(a)       (unaudited)(b)


Net asset value, beginning of period..........             $16.54                  $15.00              $12.22
                                                    -----------------    --------------------     -----------------

Income (loss) from investment operations:

Net investment income.........................              (0.00)                 0.38(e)              (0.02)

Net realized and unrealized gain (loss) on investments
and foreign currency related transactions.....              (3.88)                 1.22                   0.41
                                                  -------------------    --------------------     ------------------

Total income (loss) from investment operations               (3.88)                1.60                   0.39

Less distributions from net investment income.              --                    (0.03)                --

Less distributions in excess of capital gains.              --                    (0.03)                --
                                                            --                    ------                --

Total distributions from net investment income
and net capital gains.........................         --                         (0.06)                --
                                               ----------------------    -------------------      -------------------

Net asset value, end of period................             $12.66                $16.54                $12.61
                                                    ====================  ===================   =====================

Total Return (c)..............................             (23.46)%               10.74%                 3.44%
                                                   ==================    =================    =======================

Ratios and Supplemental Data:

Net assets, end of period (in 000's)..........             $3,621                $5,698                   $--

Ratio of net expenses to average net assets (including
interest expense) (d).........................               2.32%                 2.40%                 2.40%

Ratio of expenses to average net assets (including
interest expense and custodial credits) (d)...               2.37%                 2.45%                 2.46%

Ratio of total expenses to average net assets before
waivers, reimbursements and custodial credits (d)            9.56%                 9.27%                 9.26%

Ratio of net investment income (loss) to average
net assets (d)................................               2.34%                 6.12%(e)             (1.20)%

Portfolio turnover rate.......................               396%                  519%                  396%


----------
(a) The commencement of investment operations was October 23, 1997 and September 21, 1998 for Strategic Natural Resources Fund Class
     A Shares and Class B Shares, respectively.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total Returns for periods less than one year are not annualized.
(d) Annualized for periods less than one year.
(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Advisor during the current fiscal year.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
INFO-TECH & COMMUNICATIONS FUND
Selected data based on a share outstanding throughout each period indicated




                                                       Class A Shares       Class A Shares         Class B Shares
                                                     For the Six Months                            For the Period
                                                            Ended           For the Period              Ended
                                                      October 31, 1998           Ended           October 31, 1998(a)
                                                        (unaudited)        April 30, 1998(a)        (unaudited)


Net asset value, beginning of period..........             $19.62                    $15.00              $18.23
                                                   -------------------   -----------------------   --------------------

Income (loss) from investment operations:

Net investment income.........................              (0.03)                  --                    (0.01)

Net realized and unrealized gain (loss) on investments
and foreign  currency related transactions....              (0.10)                     4.62                1.24
                                                   --------------------   -----------------------   -------------------

Total income (loss) from investment operations              (0.13)                     4.62                1.23
                                                   --------------------   -----------------------   -------------------
Less distributions from net investment income.               --                     --                    --

Less distributions in excess of capital gains.               --                     --                    --
                                                   --------------------   -----------------------   -------------------

Total distributions from net investment income
and net capital gains.........................               --                    --                    --
                                                             -

Net asset value, end of period................             $19.49                    $19.62              $19.46
                                                   ====================   ========================   ==================

Total Return (b)..............................              (0.71)%                 30.80%                6.69
                                                 ======================   ========================   ==================


Ratios and Supplemental Data:

Net assets, end of period (in 000's)..........            $12,060                 $2,440                 $846

Ratio of net expenses to average net assets
(including interest expense) (c)..............               2.26%                 2.40%                 2.40%

Ratio of expenses to average net assets (including
interest expense and custodial credits) (c)...               2.28%                 2.88%                 2.01%

Ratio of total expenses to average net assets before waivers,
reimbursements and custodial credits (c)......               5.67%                39.06%                 4.19%

Ratio of net investment income (loss) to average
net assets (c)................................              (0.55)%               (1.27)%               (1.21)%

Portfolio turnover rate.......................                219%                   76%                  219%

--------------

(a) The commencement of investment operations was October 22, 1997 and September 16, 1998 for Info-Tech & Communications Fund Class A
     Shares and Class B Shares, respectively.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total Returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
GROWTH FUND
Selected data based on a share outstanding throughout each period indicated



                                                          Class A Shares        Class A Shares        Class B Shares
                                                        For the Six Months                            For the Period
                                                               Ended            For the Period             Ended
                                                         October 31, 1998            Ended          October 31, 1998(a)
                                                           (unaudited)         April 30, 1998(a)      (unaudited)


Net asset value, beginning of period..........                $17.93                 $15.00                   $16.46
                                                      ----------------------------------------------------------------------

Income (loss) from investment operations:

Net investment income.........................                 (0.09)                 0.26(d)                  (0.01)

Net realized and unrealized gain (loss) on investments
and foreign currency related transactions.....                 (1.18)                 2.67                      0.21
                                                    ------------------------------------------------------------------------

Total income (loss) from investment operations                 (1.27)                 2.93                      0.20

Less distributions from net investment income.                  --                     --                        --

Less distributions in excess of capital gains.                  --                     --                        --
                                               -----------------------------------------------------------------------------

Total distributions from net investment
income and net capital gains..................                  --                     --                        --
                                               -----------------------------------------------------------------------------

Net asset value, end of period................                $16.66                 $17.93                   $16.66
                                                    ========================================================================

Total Return (b)..............................                 (7.08)%               19.53%                   1.15%
                                                  ======================== =================================================


Ratios and Supplemental Data:

Net assets, end of period (in 000's)..........                 $1,055                 $891                  $16

Ratio of net expenses to average net assets
(including interest expense) (c)..............                  1.70%                 1.60%                 2.00%

Ratio of expenses to average net assets (including
interest expense and custodial credits) (c)...                  1.80%                 2.11%                 2.07%

Ratio of total expenses to average net assets before waivers,
reimbursements and custodial credits (c)......                 34.67%                50.13%                26.98%

Ratio of net investment income (loss) to average
net assets (c)................................                  1.71%                 4.41%(d)             (0.24)%

Portfolio turnover rate.......................                  458%                   448%                 458%


---------------

(a) The commencement of investment operations was October 22, 1997 and September 16, 1998 for Growth Fund Class A Shares and Class B
     Shares, respectively.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total Returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.
(d) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Advisor during the current fiscal year.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
ASIA HIGH YIELD FUND
Selected data based on a share outstanding throughout each period indicated


                                                          Class A Shares        Class A Shares        Class B Shares
                                                        For the Six Months                            For the Period
                                                               Ended            For the Period             Ended
                                                         October 31, 1998            Ended          October 31, 1998(a)
                                                           (unaudited)         April 30, 1998(a)      (unaudited)


Net asset value, beginning of period..........                $10.93                 $12.00                $8.22
                                                      -----------------------------------------------------------------------

Income (loss) from investment operations:

Net investment income.........................                  0.51                   0.45                 0.03

Net realized and unrealized gain (loss) on investments
and foreign currency related transactions.....                 (2.90)                 (1.15)                0.02
                                                      -----------------------------------------------------------------------

Total income (loss) from investment operations                 (2.39)                 (0.70)               (0.05)

Less distributions from net investment income.                 (0.57)                 (0.37)               (0.31)

Less distributions in excess of capital gains.                   --                     --                   --
                                                    ------------------------------------------------------------------------

Total distributions from net investment income
and net capital gains.........................                 (0.57)                  (0.37)              (0.31)
                                                    ------------------------------------------------------------------------

Net asset value, end of period................                 $7.97                  $10.93               $7.96
                                                    ========================================================================

Total Return (b)..............................                (22.38)%               (5.71)%                0.59%
                                                    ========================================================================


Ratios and Supplemental Data:

Net assets, end of period (in 000's)..........                  $977                 $3,767                  $--

Ratio of net expenses to average  net assets
(including interest expense) (c)..............                  1.57%                 0.14%                 2.00%

Ratio of expenses to average net assets (including
interest expense and custodial credits) (c)...                  1.64%                 0.22%                 2.20%

Ratio of total expenses to average net assets before waivers,
reimbursements and custodial credits (c)......                 13.02%                12.47%                25.35%

Ratio of net investment income (loss) to average
net assets (c)................................                  8.05%                 8.65%                 3.28%

Portfolio turnover rate.......................                   118%                  173%                  118%

----------------

(a) The commencement of investment operations was October 20, 1997 and September 21, 1998 for Asian High Yield Fund Class A Shares
     and Class B Shares, respectively.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total Returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1998 (unaudited)


1.      Organization

Orbitex Group of Funds (the "Trust") was incorporated in Delaware in December 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is comprised of four funds (collectively the "Funds" and each individually a "Fund") as follows: Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund and Asian High Yield Fund. Each Fund operates as a diversified investment company, except Asian High Yield Fund, which operates as a non-diversified investment company. The Funds offer both Class A and Class B Shares. Class A Shares are offered at net asset value plus a maximum sales load of 5.75%, except for Asian High Yield Fund, which is offered at net asset value plus a maximum sales load of 4.75%. Class B Shares are offered subject to a contingent deferred sales charge and will convert to Class A Shares when they have been outstanding approximately eight years.

The Asian Select Advisors Fund was liquidated on August 31, 1998.

2.      Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation and Translations

Equity securities are valued at the last sale price on the exchange or in the over-thD-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Advisor or Sub-Advisor deems it appropriate, prices obtained from an independent pricing service will be used. Short-term debt investments with maturities less than 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available or for which quotations are not deemed by Orbitex Management, Inc. (the "Advisor") to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trustees.

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1998 (unaudited)


Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made.
Each Fund is treated as a separate taxpayer for federal income tax purposes.

Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. Market discount, original issue discount and premium are accreted and amortized respectively, on a yield to maturity basis. The value of additional securities received as interest or dividend payments is recorded as income and as the cost basis of such securities.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are allocated to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund's income, expenses (other than the fees mentioned above) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Distributions to Shareholders

Income dividends will normally be declared and distributed quarterly for the Asian High Yield Fund and annually for each of the other Funds. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund as a whole.

Deferred Organizational Costs

Organizational expenses have been deferred and are being amortized over a period of five years commencing with operations. The Advisor has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by the holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

Repurchase Agreements

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees have established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.

Structured Notes

Each Fund may invest in structured notes, whose principal amount, redemption terms or conversion terms are related to specific securities or other indices. The prices of structured securities have historically been subject to high volatility and their interest or dividend rates may at times be substantially lower than prevailing market rates.

Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

There is significant potential for continuing economic and political turmoil in the Pacific Basin and Southeast Asia, such turmoil could have a negative effect on the share prices of the Funds; particularly the Asian High Yield Fund.

The Strategic Natural Resources Fund, Info-Tech & Communications Fund and Asian High Yield Fund may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

3.      Fees and Compensation Paid to Affiliates and Other Parties

Advisory Fees

Each Fund has entered into an Investment Advisory Agreement with the Advisor. As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, the Funds will pay the Advisor a fee accrued daily and paid monthly, at the annualized rate of 1.25% for the Strategic Natural Resources Fund, 1.25% for the Info-Tech & Communications Fund, 0.75% for the Growth Fund and 1.25% for the Asian High Yield Fund. The Advisory Agreement also provides that the Advisor may retain Sub-Advisers at the Advisor's own cost and expense, for the purpose of managing the investment of the assets of one or more Funds of the Trust.

Through August 31, 1998, the Advisor had agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses net of waivers and custodial credits to an annualized rate of 2.40%, 2.40%, 1.60%, and 2.00% for Class A Shares of the Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund and Asian High Yield Fund, respectively, subject to possible reimbursement by the Funds if such reimbursement can be achieved within the foregoing expense limits. Effective September 1, 1998, the Advisor has changed the expense limit on Class A Shares of the Strategic Natural Resources Fund, Info-Tech & Communications Fund, and Growth Fund, to 2.00 % annually of the Funds' relative average net assets.

The Advisor has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses net of waivers and custodial credits to an annualized rate of 2.40%, 2.40%, 2.00%, and 2.00% for Class B Shares of the Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund and Asian High Yield Fund, respectively, subject to possible reimbursement by the Funds if such reimbursement can be achieved within the foregoing expense limits.

In addition, the Advisor has agreed to waive or limit its fees and to pay all operating expenses, not including interest expense but including fee waivers and custodial credits, of the Class A Shares of the Asian High Yield Fund for the period from May 1, 1998 through June 15, 1998. This expense limit was changed to an annualized rate of 1.00% for the period from June 16, 1998 through September 16, 1998. Effective September 17, 1998 this limit was changed to 2.00%.

The waivers for the Advisor's fee for the period ended October 31, 1998 amounted to $24,467, $45,251, $3,350, and $8,421 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund and Asian High Yield Fund, respectively. The reimbursements for the period ended October 31, 1998 amounted to $97,422, $58,547, $124,852, and $129,360 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund and Asian High Yield Fund, respectively.

Sub-Advisory Fees

For the period May 1, 1998 to May 31, 1998, the Asian High Yield Fund had a Sub-Advisory relationship with J. P. Morgan Investment Management Inc. Pursuant to a Sub-Advisory Agreement between the Sub-Advisor, the Advisor and the Trust, the Sub-Advisor was responsible for the selection and management of portfolio investments for the Fund, in accordance with the Fund's investment objective and policies and under the supervision of the Advisor.

The Sub-Advisor received a sub-advisory fee, paid by the Advisor of: 0.50% on the first $50 million average daily net assets of the Fund; 0.45% on the next $50 million average daily net assets of the Fund; and 0.40% on the average daily net assets over $100 million of the Fund.

Effective May 31, 1998, J. P. Morgan Investment Management Inc. resigned as the Sub-Advisor for the Fund. The Fund is currently being managed by the Advisor.

Administration Fees

State Street Bank and Trust Company ("State Street") serves as the Administrator of the Trust. For providing administrative services to the Funds, State Street will receive from each Fund, a monthly fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets, plus 0.08% of the next $100 million of each Fund's average daily net assets, plus 0.06% of each Fund's average daily net assets in excess of $200 million, subject to certain minimum requirements. State Street agreed to waive certain fees for the period ended October 31, 1998, which amounted to $18,386, $18,128, $18,129 and $17,947 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund and Asian High Yield Fund, respectively.

Custodian Fees

State Street also serves as the Trust's custodian, including holding all portfolio securities and cash assets of the Trust and providing accounting services which includes daily valuation of the shares of each Fund. For its services State Street receives an annual custody and accounting fee which is paid monthly.

Distributor

Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Plan and Agreement, pursuant to Rule 12b-1 under the 1940 Act, between the Distributor and the Trust. The Rule 12b-1 Plan and Agreement for Class A Shares provides for payment of a fee to the Distributor at an annualized rate of 0.30% of the average daily net assets of the Class A Shares of the Asian High Yield Fund and 0.40% of the average daily net assets of the Class A Shares of the other Funds. The Rule 12b-1 Plan and Agreement for Class B Shares provides for payment of a fee to the Distributor at an annualized rate of 1.00% of the average daily net assets of the Class B Shares of each Fund.

Trustees Fees

The Funds pay no compensation to their Trustees who are employees of the Advisor or Sub-Advisors. Trustees who are not Advisor or Sub-Advisor employees receive an annual fee of $5,000.

4.      Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for both financial statement and federal income tax purposes, and their respective gross unrealized appreciation and depreciation at October 31, 1998, were as follows:

                                                                       Gross            Gross       Net Unrealized
                                                   Identified       Unrealized       Unrealized      Appreciation
                                                      Cost         Appreciation     Depreciation    (Depreciation)

Strategic Natural Resources Fund..........        $ 3,912,272        $ 93,428          $201,234       $(107,806)
Info-Tech & Communications Fund...........         11,708,410       1,141,775           685,587         456,188
Growth Fund...............................            886,119          63,004             4,148          58,855
Asian High Yield Fund.....................            903,000              --                --              --

5.      Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations and short-term securities, for the period ended October 31, 1998, were as follows:

                                                                 Purchases                Sales

Strategic Natural Resources Fund...................            $13,861,434             $14,640,738
Info-Tech & Communications Fund....................             19,002,988              11,846,926
Growth Fund........................................              3,452,883               3,372,833
Asian High Yield Fund..............................              1,383,092               4,452,581

Purchases and sales of U.S. Government obligations aggregated $1,159,297 and $1,272,031, respectively, for the Asian High Yield Fund.

6.      Shareholder's Transactions

Following is a summary of shareholder transactions for each Fund:

                                                      Six Months Ended
                                                      October 31, 1998                      Year Ended
                                                         (unaudited)                      April 30, 1998*
                                                  Shares          Dollars             Shares          Dollars

Strategic Natural Resources
        Class A Shares

         Shares sold.....................           74,864       $1,061,126           709,678      $10,833,321
         Shares issued to shareholders
            in reinvestment..............               --               --               713           12,051
         Shares redeemed.................         (133,182)      (2,077,755)         (367,260)      (5,380,919)
                                                  ---------      -----------         ---------      -----------

         Net increase (decrease).........         $(58,318)     $(1,016,631)         $343,131       $5,464,453
                                                  =========     ============         ========       ==========



                                                         For the Period
                                                       September 21, 1998
                                                       to October 31, 1998
                                                          (unaudited)
                                                     --------------------------
                                                     Shares           Dollars

Strategic Natural Resources
        Class B Shares

         Shares sold.............................       25             $300
         Shares issued to shareholders
           in reinvestment.......................       --               --
         Shares redeemed.......................         --               --
                                                        --               --

             Net increase........................       25             $300
                                                        ==             ====


                                                     Six Months Ended
                                                     October 31, 1998                       Year Ended
                                                        (unaudited)                       April 30, 1998*
                                                  Shares          Dollars            Shares             Dollars

Info-Tech and Communications
        Class A Shares

         Shares sold.............................   618,931      $11,321,737           124,204       $2,171,752
         Shares issued to shareholders
         in reinvestment.........................       --               --                --               --
         Shares redeemed.........................  (124,520)      (1,709,182)           (1,148)         (22,019)
                                                   ---------      -----------           -------         --------

         Net increase............................   494,411        9,612,555           123,056     $  2,149,733
                                                   ========        =========           =======      ============


                                                       For the Period
                                                     September 16, 1998
                                                     to October 31, 1998
                                                         (unaudited)
                                                    Shares         Dollars

Info-Tech and Communications
        Class B Shares

         Shares sold.............................    43,709       $  771,682
         Shares issued to shareholders
         in reinvestment.........................       --               --
         Shares redeemed.........................      (267)          (4,285)
                                                       -----          -------

         Net increase............................     43,441       $  767,397
                                                     ========       ==========





                                                     Six Months Ended
                                                     October 31, 1998                       Year Ended
                                                        (unaudited)                       April 30, 1998*
                                                       -------------                      ---------------
                                                   Shares           Dollars           Shares          Dollars
                                                ------------     -------------     ------------     --------------

Growth
        Class A Shares

         Shares sold.............................   29,624         $477,802            48,341         $756,356
         Shares issued to shareholders
         in reinvestment.........................      --               --                --               --
         Shares redeemed.........................  (15,986)        (270,815)             --                --
                                                    ------          -------     ---------------     --------------

         Net increase............................   13,638         $206,987            48,341         $756,356
                                                 ============    =============     ==============   ==============


                                                       For the Period
                                                     September 16, 1998
                                                     to October 31, 1998
                                                         (unaudited)
                                                    Shares          Dollars
Growth
        Class B Shares

         Shares sold.............................    937          $15,300
         Shares issued to shareholders
         in reinvestment.........................     --               --
         Shares redeemed.........................     --               --
                                                      --               --

         Net increase............................    937          $15,300
                                                     ===          =======


                                                     Six Months Ended
                                                     October 31, 1998                       Year Ended
                                                        (unaudited)                       April 30, 1998*
                                                   Shares           Dollars          Shares         Dollars
Asian High Yield
        Class A Shares

         Shares sold.............................  12,879         $128,772           528,380       $5,998,122
         Shares issued to shareholders
         in reinvestment.........................  10,566           98,148             2,010           21,381
         Shares redeemed.........................(245,560)      (2,113,540)         (187,417)      (2,107,829)
                                                  -------        ---------           -------        ---------

         Net increase (decrease)............     (222,115)     $(1,886,620)          342,973       $3,911,674
                                                  =======       ==========           =======       ==========


                                                       For the Period
                                                     September 16, 1998
                                                     to October 31, 1998
                                                         (unaudited)
                                                   Shares            Dollars
Asian High Yield
        Class B Shares

         Shares sold.............................     37             $308
         Shares issued to shareholders
         in reinvestment.........................     --               --
         Shares redeemed.........................     --               --
                                                      --               --

         Net increase..........................       37             $308
                                                      ==             ====

*The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund, October 22, 1997 for Growth Fund and October 20, 1997 for Asian High Yield Fund.

7.      Forward Currency Contracts

At October 31, 1998, The Strategic Natural Resources Fund had outstanding forward currency contracts, which contractually obligate the Fund to deliver currency at a specified date, as follows:


                                                      U.S. Cost          October 31, 1998          Unrealized
                                                   on Origination             U.S. $              Appreciation
Foreign Currency Purchase Contracts                     Date                   Value             (Depreciation)
-----------------------------------                    ------                 -------            --------------

AUD, expiring 11/4/98, (1 contract)              $      15,438           $      15,637           $         199
CAD, expiring 11/5/98-11/12/98,
  (2 contracts)                                        454,464                 453,659                    (805)
                                                                                                 --------------
                                                                                                         $(606)



                                                      U.S. Cost          October 31, 1998          Unrealized
                                                   on Origination             U.S. $              Appreciation
Foreign Currency Purchase Contracts                     Date                   Value             (Depreciation)
-----------------------------------                    ------                 -------             ------------
AUD, expiring 11/4/98, (1 contract)              $      15,738           $      15,637           $         101
CAD, expiring 11/5/98-11/12/98,
  (4 contracts)                                        452,002                 453,657                  (1,655)
                                                                                                 -------------
                                                                                                        (1,554)
Net Unrealized Depreciation                                                                      $      (2,160)
                                                                                                 ==============

8.      Beneficial Interest

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders:

                                                                5% or Greater Shareholders
                                                  Number of Shareholders             % of Fund Held
                                               Class A          Class B          Class A         Class B

Strategic Natural Resources Fund                  1                1                24%            100%
Info-Tech & Communications Fund                   1                5                17%             53%
Growth Fund                                       5                1                73%             98%
Asian High Yield Fund                             5                3                34%            100%

There were no of affiliated shareholders as of October 31, 1998.

9.      Capital Loss Carryforward

At April 30, 1998, the Info-Tech Communications Fund had available for federal income tax purposes unused capital losses of $30,284, expiring in the Year 2006.

Under current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended April 30, 1998, the following Funds have elected to defer losses occurring between November 1, 1997 and April 30, 1998 under these rules, as follows:

                                                         Capital       Currency
                                                         Losses        Losses
               Name of Fund                              Deferred      Deferred
               ------------                              --------      --------
         Strategic Natural Resources Fund.......        $269,461          $706
         Asian High Yield Fund..................         177,282           --
         Asian Select Advisors Fund.............           1,212           --

Such deferred losses will be treated as arising on the first day of the fiscal year ending April 30, 1999.

10.     Initial Capitalization and Offering of Shares

During the period from May 29, 1997 to the commencement of investment operations for each of the Funds, each Fund had no operations other than those related to organizational matters, including the initial capital contribution of $20,000 for each Fund and the issuance of 1,333 shares for each of the Funds, with the exception of the Asian High Yield Fund which issued 1,667 shares. There were no additional transactions until commencement of investment operations for each of the Funds.

11.     Line of Credit

The Trust participated in a $10 million line of credit provided by Deutsche Bank AG, New York Branch (the "Bank") under a Credit Agreement (the "Agreement") dated February 17, 1998 . Under the Agreement, each Fund as a separate and distinct borrower may borrow up to a designated base commitment allocation specified in the Agreement, plus its pro rata portion of any unused commitment allocation of the other borrowers under the agreement. Interest is payable in respect to the unpaid principal amount depending on the type of loan designated by the borrower. The Funds are charged an annualized commitment fee computed at a rate equal to 0.10 of 1% on a annual basis of the daily average unutilized credit balance. The Agreement requires, among other provisions, that the aggregate outstanding principal amount of the loans made to each borrower under the Agreement shall not exceed the lesser of (i) 33 1/3% of the value of the total assets of the borrower less all liabilities and indebtedness not represented by senior securities; and (ii) any borrower limitations described for such borrowers in the Trust's prospectus.

During the six months ended October 31, 1998, only the Asian High Yield Fund had borrowings under the Agreement. The Asian High Yield Fund entered into a NIBOR based loan agreement on April 16, 1998 in the amount of $750,000, with an interest rate of 6.15625% (NIBOR rate plus 50 basis points). The expiration date of the loan was May 15, 1998. Effective July 24, 1998, the Trust terminated the Agreement with the Bank.

12.     Subsequent Events

The Trustees have approved by unanimous vote, the liquidation of the Asian High Yield Fund effective November 30, 1998.

                                      PROXY

                             ASM INDEX 30 FUND, INC.
                                 410 Park Avenue
                            New York, New York 10022


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Richard E. Stierwalt and M. Fyzul Khan, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the card below, all stock of the above Company held of record by the undersigned on May 28, 1999 at the Special Meeting of Stockholders to be held on July 2, 1999, and at any adjournment thereof.

The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement/Prospectus dated May __, 1999.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE MATTERS SPECIFIED IN THE PROPOSAL.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To vote by Telephone
1) Read the Proxy Statement/Prospectus and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet
1) Read the Proxy Statement/Prospectus and have the Proxy card below at hand.
2) Go to Website  www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.


TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASM INDEX 30 FUND, INC.

     For address changes and/or comments,
     please check this box and write them
     on the back of the proxy card.         |_|

                                                       For    Against   Abstain

To approve the Reorganization.                         |_|      |_|       |_|


--------------------------------------------------

--------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)       Date


--------------------------------------------------

--------------------------------------------------
Signature (Joint Owners)                 Date

                                  ------------

                                     PART B

                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION
                               Dated May __, 1999

                             ORBITEX GROUP OF FUNDS
                                 410 Park Avenue
                            New York, New York 10022
                                  (888) ORBITEX

                                  ------------

                             ASM INDEX 30 FUND, INC.
                                 410 Park Avenue
                            New York, New York 10022
                                 (800) 333-4276

                                  ------------


     This Statement of Additional Information relating specifically to the Reorganization consists of this cover page, the additional information about the Registrant provided in this Part B and the following described documents, each of which is incorporated herein by reference:

     1. The Registrant's Statement of Additional Information, as filed with the Securities and Exchange Commission on August 18, 1998 as part of the Post-Effective Amendment to its Registration Statement on Form N-1A. Such Statement of Additional Information may be obtained without charge by writing to or calling the Orbitex Group of Funds at the address or telephone number listed above.

     2. The Statement of Additional Information of ASM, as filed with the Securities and Exchange Commission on April 23, 1999 as part of the Post-Effective Amendment to its Registration Statement on Form N-1A. Such Statement of Additional Information can be obtained without charge by writing to ASM Index 30 Fund, Inc., c/o Mutual Fund Services, P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017, or by calling 1-800-333-4276.

     Terms not otherwise defined in this Statement of Additional Information shall have the meaning given to them in the Proxy Statement/Prospectus contained in Part A of this Registration Statement.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus, dated May __, 1999, which has been filed by the Orbitex Group of Funds ("Orbitex") in connection with a Special Meeting of Stockholders of the ASM Index 30 Fund, Inc. ("ASM"), that has been called to vote on the Reorganization, pursuant to an Agreement and Plan of Reorganization, dated April 26, 1999, as amended, by and between Orbitex and ASM, and the transactions contemplated thereby. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Orbitex at the address listed above or by calling the toll free number listed above.

                                TABLE OF CONTENTS

                                                                            Page


DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS...1

MANAGEMENT OF THE ORBITEX GROUP OF FUNDS......................................13

INVESTMENT MANAGEMENT AND OTHER SERVICES......................................15

ADMINISTRATOR.................................................................16

DISTRIBUTION OF SHARES........................................................17

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................18

PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED...........................19

DETERMINATION OF NET ASSET VALUE..............................................22

TAXES.........................................................................23

ORGANIZATION OF THE ORBITEX GROUP OF FUNDS....................................25

INDEPENDENT ACCOUNTANTS.......................................................25

LEGAL MATTERS.................................................................25

  DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

     The following pages contain more detailed information about the types of instruments in which the New Orbitex Fund may invest, strategies Orbitex Management may employ in pursuit of the New Orbitex Fund's investment objective and a summary of related risks. Orbitex Management may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the New Orbitex Fund achieve its investment objectives.

     ADJUSTABLE RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

     Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

     Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The New Orbitex Fund may invest in certificates of deposit and bankers' acceptances which are considered to be short-term money market instruments.

     Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COMMERCIAL PAPER. The New Orbitex Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

     DEALER (OVER-THE-COUNTER) OPTIONS. The New Orbitex Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the New Orbitex Fund would look to a clearing corporation to exercise exchange-traded options, if the New Orbitex Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the New Orbitex Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the New Orbitex Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the New Orbitex Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the New Orbitex Fund originally wrote the option. While the New Orbitex Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the New Orbitex Fund, there can be no assurance that the New Orbitex Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the New Orbitex Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the New Orbitex Fund may be unable to liquidate a dealer option. With respect to options written by the New Orbitex Fund, the inability to enter into a closing transaction may result in material losses to the New Orbitex Fund. For example, since the New Orbitex Fund must maintain a secured position with respect to any call option on a security it writes, the New Orbitex Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the New Orbitex Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

     The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The New Orbitex Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the New Orbitex Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the New Orbitex Fund will treat dealer options as subject to the New Orbitex Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the New Orbitex Fund will change its treatment of such instrument accordingly.

     FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS. The New Orbitex Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the New Orbitex Fund entering into straddles.

     Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the New Orbitex Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The New Orbitex Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

     Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option will not include the period of time the option is outstanding.

     Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

     In order for the New Orbitex Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

     FUTURES CONTRACTS. The New Orbitex Fund may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

     Stock index futures contracts may be used to provide a hedge for a portion of the New Orbitex Fund's portfolio, as a cash management tool, or as an efficient way for Orbitex Management to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The New Orbitex Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the New Orbitex Fund's portfolio successfully, the New Orbitex Fund must sell futures contacts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the New Orbitex Fund's portfolio securities.

     Interest rate or currency futures contracts may be used to manage the New Orbitex Fund's exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the New Orbitex Fund. In this regard, the New Orbitex Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The New Orbitex Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the New Orbitex Fund's objectives in these areas.

     Although the New Orbitex Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described in this Statement of Additional Information.

     HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by the New Orbitex Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Orbitex Management will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the New Orbitex Fund's underlying instruments sought to be hedged.

     Successful use of futures contracts by the New Orbitex Fund for hedging purposes is also subject to Orbitex Management's ability to correctly predict movements in the direction of the market. It is possible that, when the New Orbitex Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the New Orbitex Fund's portfolio might decline. If this were to occur, the New Orbitex Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Orbitex Management believes that over time the value of the New Orbitex Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the New Orbitex Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the New Orbitex Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the New Orbitex Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The New Orbitex Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Orbitex
Management might not result in a successful hedging transaction over a very short time period.

     ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the New Orbitex Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the New Orbitex Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the New Orbitex Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Orbitex Group of Funds. If through the appreciation of illiquid securities or the depreciation of liquid securities, the New Orbitex Fund should be in a position where more than 15% (or, in the case of the Cash Reserves Fund, 10%) of the value of its net assets are invested in illiquid assets, including restricted securities, the New Orbitex Fund will take appropriate steps to protect liquidity.

     Notwithstanding the above, the New Orbitex Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. Orbitex Management under the supervision of the Board of Trustees of the Orbitex Group of Funds, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the New Orbitex Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Orbitex Management will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Orbitex Management could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the New Orbitex Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the New Orbitex Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the New Orbitex Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the New Orbitex Fund's policies regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the New Orbitex Fund does not receive scheduled interest or principal payments on such indebtedness, the New Orbitex Fund's share price and yield could be adversely affected. Loans that are fully secured offer the New Orbitex Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the New Orbitex Fund. For example, if a loan is foreclosed, the New Orbitex Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the New Orbitex Fund could be held liable as a colender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the New Orbitex Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the New Orbitex Fund relies on Orbitex Management's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the New Orbitex Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the New Orbitex Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the New Orbitex Fund were determined to be subject to the claims of the agent's general creditors, the New Orbitex Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Direct indebtedness purchased by the New Orbitex Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the New Orbitex Fund to pay additional cash on demand. These commitments may have the effect of requiring the New Orbitex Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The New Orbitex Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

     The New Orbitex Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the New Orbitex Fund's investment limitations attached as Appendix C to the Proxy Statement/Prospectus in Part A). For purposes of these limitations, the New Orbitex Fund generally will treat the borrower as the "issuer" of indebtedness held by the New Orbitex Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the New Orbitex Fund and the borrower, if the participation does not shift to the New Orbitex Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the New Orbitex Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the New Orbitex Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

     OPTIONS.  Writing  Covered  Call  Options.  The New Orbitex  Fund may write
(sell) American or European style "covered" call options and purchase options to close out options previously written by the New Orbitex Fund. In writing covered call options, the New Orbitex Fund expects to generate additional premium income which should serve to enhance the New Orbitex Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Orbitex Management's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the New Orbitex Fund.

     A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

     The New Orbitex Fund will write only covered call options. This means that the New Orbitex Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the New Orbitex Fund holds a covered call position.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the New Orbitex Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the New Orbitex Funds will not do), but capable of enhancing the New Orbitex Fund's total return. When writing a covered call option, the New Orbitex Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the New Orbitex Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the New Orbitex Fund has written expires, the New Orbitex Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the New Orbitex Fund will realize a gain or loss from the sale of the underlying security or currency. The New Orbitex Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the New Orbitex Fund's policy which limits the pledging or mortgaging of its assets.

     The premium received is the market value of an option. The premium the New Orbitex Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Orbitex Management, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the New Orbitex Fund for writing covered call options will be recorded as a liability of the New Orbitex Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the New Orbitex Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the New Orbitex Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the New Orbitex Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the New Orbitex Fund will be able to effect such closing transactions at favorable prices. If the New Orbitex Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the New Orbitex Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The New Orbitex Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     Call options written by the New Orbitex Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the New Orbitex Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     The New Orbitex Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the New Orbitex Fund.

     OPTIONS ON FUTURES CONTRACTS. The New Orbitex Fund may purchase and sell options on the same types of futures in which it may invest.

     Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to writing or purchasing call and put options on stock index futures, the New Orbitex Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

     PURCHASING CALL OPTIONS. The New Orbitex Fund may purchase American or European style call options. As the holder of a call option, the New Orbitex Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The New Orbitex Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The New Orbitex Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The New Orbitex Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

     Call options may be purchased by the New Orbitex Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the New Orbitex Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the New Orbitex Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the New Orbitex Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     PURCHASING PUT OPTIONS). The New Orbitex Fund may purchase American or European style put options. As the holder of a put option, the New Orbitex Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The New Orbitex Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The New Orbitex Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

     The New Orbitex Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the New Orbitex Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the New Orbitex Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where Orbitex Management deems it desirable to continue to hold the security or currency because of tax considerations.

The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

     The New Orbitex Fund may also purchase put options at a time when the New Orbitex Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the New Orbitex Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the New Orbitex Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     REGULATORY LIMITATIONS. The New Orbitex Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

     The New Orbitex Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the New Orbitex Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the New Orbitex Fund's assets at risk to 5%.

     The New Orbitex Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the New Orbitex Fund, an amount of cash, U.S. Government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the New Orbitex Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the New Orbitex Fund's assets to cover or identified accounts could impede portfolio management or the New Orbitex Fund's ability to meet redemption requests or other current obligations.

     If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the New Orbitex Fund would comply with such new restrictions.

     OTHER INVESTMENT COMPANIES. The New Orbitex Fund may invest up to 10% of its total assets in other investment companies, but only up to 5% of its assets in any one other investment company. In addition, the New Orbitex Fund may not purchase more than 3% of the securities of any one investment company. As a shareholder in an investment company, that Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the New Orbitex Fund would continue to pay its own management fees and other expenses.

     MASTER/FEEDER STRUCTURE. Notwithstanding these limitations, the New Orbitex Fund reserves the right to convert to a "master/feeder" structure at a future date. Under such a structure, one or more "feeder" funds, such as the New Orbitex Funds, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the New Orbitex Funds will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of the New Orbitex Fund.

     REPURCHASE AGREEMENTS. The New Orbitex Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the New Orbitex Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The New Orbitex Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the New Orbitex Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the New Orbitex Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the New Orbitex Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of the New Orbitex Fund would be invested in such agreements or other securities which are not readily marketable.

     The New Orbitex Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the New Orbitex Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The New Orbitex Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Orbitex Group of Funds and only when the economic benefit to the New Orbitex Funds is believed to justify the attendant risks. The New Orbitex Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Orbitex Group of Funds believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The New Orbitex Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

     SHORT SALES. The New Orbitex Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the New Orbitex Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

     When the New Orbitex Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The New Orbitex Fund is required to make a margin deposit in connection with such short sales; the New Orbitex Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the New Orbitex Fund covers its short position, the New Orbitex Fund will incur a loss; conversely, if the price declines, the New Orbitex Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent the New Orbitex Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. Government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The New Orbitex Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the New Orbitex Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the New Orbitex Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

     SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     Most  United  States  futures  exchanges  limit the  amount of  fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, the New Orbitex Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the New Orbitex Fund has sufficient assets to satisfy its obligations under a futures contract, the New Orbitex Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

     Liquidity. The New Orbitex Fund may elect to close some or all of its futures positions at any time prior to their expiration. The New Orbitex Fund would do so to reduce exposure represented by long futures positions or short futures positions. The New Orbitex Fund may close its positions by taking opposite positions which would operate to terminate the New Orbitex Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the New Orbitex Fund, and the New Orbitex Fund would realize a loss or a gain.

     Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the New Orbitex Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under "Special Risks of Transactions in Options on Futures Contracts." In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the New Orbitex Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the New Orbitex Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the New Orbitex Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange

(or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

     Unlike when the New Orbitex Fund purchases or sells a security, no price would be paid or received by the New Orbitex Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the New Orbitex Fund's open positions in futures contracts, the New Orbitex Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

     If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the New Orbitex Fund.

     These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The New Orbitex Fund expects to earn interest income on its margin deposits.

     Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the New Orbitex Fund realizes a gain; if it is more, the New Orbitex Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the New Orbitex Fund realizes a gain; if it is less, the New Orbitex Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the New Orbitex Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the New Orbitex Fund is not able to enter into an offsetting transaction, the New Orbitex Fund will continue to be required to maintain the margin deposits on the futures contract.

     For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

WARRANTS. The New Orbitex Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES. The New Orbitex Fund may, from time to time, purchase securities on a "when-issued" or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by the New Orbitex Fund to the issuer and no interest accrues to the New Orbitex Fund. At the time the New Orbitex Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The New Orbitex Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

WRITING COVERED PUT OPTIONS. The New Orbitex Fund may write American or European style covered put options and purchase options to close out options previously written by the New Orbitex Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

     The New Orbitex Fund would write put options only on a covered basis, which means that the New Orbitex Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the New Orbitex Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The New Orbitex Fund would generally write covered put options in circumstances where Orbitex Management wishes to purchase the underlying security or currency for the New Orbitex Fund's portfolio at a price lower than the current market price of the security or currency. In such event the New Orbitex Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the New Orbitex Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the New Orbitex Fund. In addition, the New Orbitex Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills);
(ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

                    MANAGEMENT OF THE ORBITEX GROUP OF FUNDS

     *Because Orbitex Group of Funds is a Delaware business trust, there are Trustees appointed to run the Orbitex Group of Funds. These Trustees are responsible for overseeing the general operations of Orbitex Management and the general operations of the Orbitex Group of Funds. These responsibilities include approving the arrangements with companies that provide necessary services to the New Orbitex Fund, ensuring the New Orbitex Fund's compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders. The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

     Trustees and officers of the Orbitex Group of Funds, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an "interested person" of the Orbitex Group of Funds (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.

        Name, Age and                             Position   with  the  Orbitex   Group  of  Funds  and
        Business Address                Age       Principal Occupation within the Past Five Years
        ----------------                ---       -----------------------------------------------
        RONALD ATLBACH                  51        Trustee  of the  Orbitex  Group of  Funds.  Chairman,
        1540 West Park Avenue                     Paul   Sebastian,    Inc.    (perfume    distributor)
        Ocean, New Jersey 07712                   (1994-present);    President,    Olcott   Corporation
                                                  (perfume distributor) (1992-1994).

*       THOMAS T. BACHMANN              52        Trustee of the  Orbitex  Group of Funds.  Co-Chairman
        410 Park Avenue                           of  the  Board  of   Trustees,   Orbitex   Management
        New York, NY 10022                        (investment  management)  (1996-present);   Chairman,
                                                  Orbitex  Management,   Ltd.  (investment  management)
                                                  (1986-present).

*       OTTO J. FELBER                  66        Trustee of the Orbitex  Group of Funds.  President of
        250 Bloor Street East                     Felcom Capital, Corp.  (1985-present);  President and
        Suite 300                                 Vice-Chairman,  Altamira Management Ltd.  (investment
        Toronto, Ontario                          management) (1987-1997).
        Canada M2W 1E6

        STEVE HAMRICK                   47        Trustee  of the  Orbitex  Group of  Funds.  Chairman,
        Carey Financial Corp.                     Carey  Financial  Corporation  (1995-present);  Chief
        50 Rockefeller Plaza                      Executive  Officer,  Wall  Street  Investor  Services
        New York, NY  10020                       (brokerage)   (1994-1995);   Senior  Vice  President,
                                                  PaineWebber Incorporated (1988-1994).

        JOHN MORGAN                     69        Trustee of the Orbitex  Group of Funds.  Chairman and
        32 Edge Hill Road                         Director,  CIBC Trust  Company  (1997-present);  Vice
        Westmount                                 President,   Midland  Walwyn   (investment   banking)
        Quebec, Canada, H34 1E9                   (1990-1997).

*       JAMES L. NELSON                 49        Chairman,   President,    Assistant   Treasurer   and
        410 Park Avenue                           Assistant  Secretary  of the Orbitex  Group of Funds.
        New York, NY 10022                        Director  and  Chief   Executive   Officer,   Orbitex
                                                  Management,   Inc.,   Chief  Executive   Officer  and
                                                  President,   Orbitex,  Inc.  (business   development)
                                                  (1995-present);  President  AVIC Group  International
                                                  (communications) (1993-1995);  President, Eaglescliff
                                                  Corporation (consulting) (1986-present).

        Name, Age and                             Position   with  the  Orbitex   Group  of  Funds  and
        Business Address                Age       Principal Occupation within the Past Five Years
        ----------------                ---       -----------------------------------------------
        RICHARD EDWARD STIERWALT        44        Trustee of the Orbitex Group of Funds. Chief Executive
        410 Park Avenue                           Officer,  President  and Director.  Consultant,  Bisys
        New York, NY  10022                       Management Inc. (Mutual Fund Distributor) (1996-1998);
                                                  President,   Bisys   Management   Inc.   (Mutual  Fund
                                                  Distributor) (1995-1996); Chairman and Chief Executive
                                                  Officer,   Concord   Financial   Group   (Mutual  Fund
                                                  Distributor) (1987-1995).

        M. FYZUL KHAN                   27        Legal Counsel and Corporate  Secretary of the Orbitex
        410 Park Avenue                           Group  of Funds  (March  1998-present);  Attorney  at
        New York, NY 10022                        CIBC Oppenheimer  (investment banking and management)
                                                  (August  1997-March  1998);  law student  at  Widener
                                                  University School of Law (September 1994-June 1997).

        KIMBERLY RATZ                   38        Treasurer  of  the  Orbitex  Group  of  Funds.  Chief
        410 Park Avenue                           Financial   Officer,    America's   Mortgage   Source
        New York, NY 10022                        (Mortgage  Banking)   (1996-1997);   Chase  Manhattan
                                                  Mortgage   (Mortgage   Banking)   (finance   Manager)
                                                  (1988-1996)

     Each Trustee of the Orbitex Group of Funds who is not an interested person of the Orbitex Group of Funds or Orbitex Management receives a fee of $1,250 for each regular and special meeting of the Board that the Orbitex Group of Funds attends. The Orbitex Group of Funds also reimburses each such Trustee for travel and other expenses incurred in attending meetings of the Board.

                               COMPENSATION TABLE*

                                                                  PENSION OR
                                                                  RETIREMENT                                  TOTAL COMPENSATION
                                                               BENEFITS ACCRUED       ESTIMATED ANNUAL        FROM REGISTRANT AND
                                  AGGREGATE COMPENSATION       AS PART OF FUND         BENEFITS UPON         FUND COMPLEX PAID TO
       NAME OF PERSON                   FROM FUND                  EXPENSES              RETIREMENT                TRUSTEES
       --------------                   ---------                  --------              ----------                --------
Ronald S. Altbach                          $5,000                    N/A                    N/A                      $5,000
Thomas T. Bachmann                             $0                    N/A                    N/A                          $0
Otto J. Felber                                 $0                    N/A                    N/A                          $0
Stephen H. Hamrick                         $_____                    N/A                    N/A                      $_____
John D. Morgan                             $_____                    N/A                    N/A                      $_____
James L. Nelson                                $0                    N/A                    N/A                          $0
Richard E. Stierwalt                           $0                    N/A                    N/A                          $0

     * The compensation table covers the period May 1, 1998 through April 30, 1999.

     As of April 30, 1999, Trustees and officers of the Orbitex Group of Funds, as a group, owned less than 1% of each of the New Orbitex Funds.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

     Orbitex Management, located at 410 Park Avenue, New York, NY 10022, serves as the adviser to the New Orbitex Fund pursuant to an Investment Advisory Agreement that is expected to be approved by the Board of Trustees, including a majority of the independent Trustees prior to the Reorganization. The initial term of each Investment Advisory Agreement is two years. However, the Investment Advisory Agreement may continue in effect from year to year if approved at least annually by a vote of a majority of the Board cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the New Orbitex Fund.

     The directors and the principal executive officers of Orbitex Management are: Otto J. Felber, Chairman; Thomas T. Bachmann, Co-Chairman; Richard E. Stierwalt, Director, CEO and President; James L. Nelson, Director; M. Fyzul Khan, Secretary and Legal Counsel; and Kimberly Ratz, Treasurer and Chief Financial Officer. Orbitex Management is a subsidiary of Orbitex, Inc., a business development firm.

     In addition to the duties set forth in the Prospectus under the section entitled "Management," Orbitex Management, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities or to cause or permit Orbitex Management to engage in the following activities on behalf of the Orbitex Group of Funds: (i) develop a continuing program for the management of the assets of the New Orbitex Fund; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders and negotiate the commissions for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (v) obtain and evaluate business and financial information in connection with the exercise of its duties.

     Subject to policies established by the Board of Trustees of the Orbitex Group of Funds, which has overall responsibility for the business and affairs of the New Orbitex Fund, Orbitex Management manages the operations of the New Orbitex Funds. In addition to providing advisory services, Orbitex
Management furnishes the New Orbitex Funds with office space and certain facilities and personnel required for conducting the business of the New Orbitex Funds.

                                  ADMINISTRATOR

     The Administrator for the New Orbitex Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Los Angeles.

     Pursuant to an Administrative Service Agreement with the New Orbitex Funds, the Administrator provides all administrative services necessary for the New Orbitex Fund, subject to the supervision of the Board of Directors. The Administrator will provide persons to serve as officers of the New Orbitex Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

     The Administration Agreement is expected to be approved by the Board of Trustees prior to the Reorganization. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter. The Administrative Service Agreement is terminable by the Board of Trustees or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

     Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the New Orbitex Funds; (ii) overseeing the performance of administrative and professional services to the New Orbitex Funds by others, including the New Orbitex Funds' Custodian; (iii) preparing, but not paying for, the periodic updating of the Orbitex Group of Funds' Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Orbitex Group of Funds' tax returns, and preparing reports to the New Orbitex Funds' shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the New Orbitex Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

     The Administrator, pursuant to the New Orbitex Fund Accounting Service Agreement, provides the New Orbitex Funds with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the New Orbitex Funds' listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the New Orbitex Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the New Orbitex Funds' Custodian and Orbitex Management; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the New Orbitex Funds.

     For the services rendered to the New Orbitex Funds by the Administrator, the New Orbitex Funds pay the Administrator a fee, computed daily and payable monthly at annual rate based on the New Orbitex Funds average daily net assets. The New Orbitex Funds also pay the Administrator for any out-of-pocket expenses.

     In return for providing the New Orbitex Funds with all accounting related services, the New Orbitex Funds pays the Administrator a monthly fee based on the New Orbitex Funds' average net assets, plus any out-of-pocket expenses for such services.

                                    CUSTODIAN

     State Street serves as the custodian of the Orbitex Group of Funds' assets pursuant to a Custodian Contract by and between State Street and the Orbitex Group of Funds. State Street's responsibilities include safeguarding and controlling the Orbitex Group of Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Orbitex Group of Funds' investments. Pursuant to the Custodian Contract, State Street also provides certain accounting and pricing services to the Orbitex Group of Funds, including calculating the daily net asset value per share for each Orbitex Fund; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from Orbitex Management; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Orbitex Group of Funds. The Orbitex Group of Funds may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.

                             TRANSFER AGENT SERVICES

     ADS provides transfer agent and dividend disbursing services to the New Orbitex Fund.

                             DISTRIBUTION OF SHARES

     Funds Distributor, Inc. (the "Distributor" or "FDI") serves as the distributor of the shares of each class of the New Orbitex Fund pursuant to a Distribution Agreement between the Distributor and the Orbitex Group of Funds. The Distributor's principal business address is 60 State Street, Boston, Massachusetts 02108.

     Under the terms of the Class A and Class B Distribution Plans and Agreements pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule 12b-1 Plans"), the Distributor receives front-end or contingent deferred sales commissions or sales loads on Class A and Class B Shares and fees for providing services to the Class A and Class B Shares of the New Orbitex Fund, other than the Cash Reserves Fund, under the Distribution Agreements. In addition, pursuant to the Rule 12b-1 Plans, each of the New Orbitex Funds are authorized to use a portion of their assets attributable to the Class A and Class B Shares to finance certain activities relating to the distribution of their shares to investors.

     The Plan adopted for Class A Shares, allows the Orbitex Funds, other than the Cash Reserves Fund, to pay the Distributor quarterly at a rate equal to an annualized rate of 0.40% of the average daily net assets attributable to the Class A Shares of that Fund. The Plan adopted for Class B Shares allows the
Orbitex Funds, other than the Cash Reserves Fund, to pay the Distributor quarterly at a rate equal to 0.75% of the average daily net assets attributable to the Class B Shares of that Fund during that quarter. The Class B Plan also allows the New Orbitex Fund to pay the Distributor for certain shareholder services provided to Class B shareholders or other service providers that have entered into agreements with the Distributor to provide these services. For these services, the New Orbitex Fund pays a shareholder service fee equal to 0.25% of average net assets attributable to Class B Shares of the New Orbitex Fund on an annualized basis. The New Orbitex Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Orbitex Group of Funds and the Distributor. The Rule 12b-1 Plans authorize payments to the Distributor as compensation for providing account maintenance services to investors in the Class A and Class B Shares of the New Orbitex Fund, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. The New Orbitex Fund will bear its own costs of distribution with respect to its Shares.

     The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of the Class A and Class B Shares of the Orbitex Funds and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Orbitex Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the New Orbitex Fund and in processing purchase and redemption transactions; making the New Orbitex Fund's investment plans and shareholder services available; and providing such other information and services to investors in shares of the New Orbitex Fund as the Distributor or the Orbitex Group of Funds, on behalf of the New Orbitex Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the New Orbitex Funds.

     The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Orbitex Group of Funds, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

     The initial term of the Rule 12b-1 Plans is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Orbitex Group of Funds and a majority of the Trustees who are not "interested persons" of the Orbitex Group of Funds and do not have a direct or indirect financial interest in the Rule 12b-1 Plans ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plans. The Rule 12b-1 Plans and Agreements may be terminated at any time by the Orbitex Group of Funds or any Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting Class A or B Shares of the Orbitex Group of Funds or the affected Fund. The Rule 12b-1 Plans will terminate automatically in the event of their assignment (as defined in the 1940 Act).

     The Rule 12b-1 Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by the New Orbitex Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the New Orbitex Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Orbitex Group of Funds and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plans, the selection and nomination of non-interested Trustees of the Orbitex Group of Funds will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

     Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Orbitex Group of Funds or the New Orbitex Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Orbitex Group of Funds or the affected Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Subject to the general supervision of the Board of Trustees of the Orbitex Group of Funds, Orbitex Management is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the New Orbitex Funds. Orbitex Management is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

     In purchasing and selling the New Orbitex Fund's portfolio securities, it is Orbitex Management's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, the New Orbitex Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the New Orbitex Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to Orbitex Management or the New Orbitex Funds. It is not the policy of Orbitex Management to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

     Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

     For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the New Orbitex Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

     With respect to equity and fixed income securities, Orbitex Management may effect principal transactions on behalf of the New Orbitex Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the New Orbitex Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Orbitex Management may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

     Orbitex Management receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which the New Orbitex Fund's portfolio is likely to be invested. Orbitex Management cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, Orbitex Management may be relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to Orbitex Management by or through brokers.

     Certain broker-dealers which provide quality execution services also furnish research services to Orbitex Management. Orbitex Management has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment Orbitex Management to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of Orbitex Management with respect to the accounts as to which it exercises investment discretion. Accordingly, Orbitex Management may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. Orbitex Management may also consider sales of the New Orbitex Funds' Shares as a factor in the selection of broker-dealers.

     Portfolio securities will not be purchased from or sold to Orbitex Management , or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

               PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

WAIVERS OF INITIAL SALES CHARGE FOR CLASS A SHARES. The initial sales charge Class A

     Shares of the New Orbitex Funds is waived on the following types of purchases: (1) purchases by investors who have invested $1 million or more in one Fund alone or in any combination of Funds;(2) purchases by the officers, directors/trustees, and employees of the Orbitex Group of Funds, Orbitex Management or the Distributor; the immediate family members of any such person; any trust or individual retirement account or self- employed retirement plan for the benefit of any such person or family members; or the estate of any such person or family members; (3) purchases by Selling Group Members, for their own accounts, or for retirement plans for their employees or sold to registered representatives or full time employees (and their immediate families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their immediate  families);  (4)purchases by a charitable  organization (as defined in
Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more; (5) purchases by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (6)purchases with trust assets; (7) purchases in accounts as to which a Selling Group Member charges an account management fee;
(8) purchases by any state, county, or city, or any governmental instrumentality, department, authority or agency; (9) purchases with redemption proceeds from another mutual fund (which is not a series of the Orbitex Group of Funds) on which the investor has paid a front-end sales charge only; (10) purchases of Class A Shares by clients of certain securities dealers offering programs in which the client pays a separate fee to an advisor providing financial management or consulting services, including WRAP fee programs; (11) purchases of Class A Shares by certain fee paid investment advisers purchasing on behalf of their clients; (12) purchases of Class A Shares made through certain fee-waived programs sponsored by third parties; (13) Class A Shares issued in plans of reorganization such as mergers, asset acquisitions and exchange offers to which the New Orbitex Fund is a party; and, (14) purchases made through a broker-dealer or financial intermediary which maintains a net asset value purchase program that enables the Orbitex Funds to realize certain economies of scale.

     In  addition,  purchases  may be made at net asset value by the  following:
Investment Advisors or Financial Planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent.

     Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts".

     The securities dealers offering WRAP fees or similar programs may charge a separate fee for purchases and redemptions of Class A Shares. Neither the New Orbitex Fund, Orbitex Management, nor the Distributor receives any part of the fees charged clients of such securities dealers or financial advisors. To qualify for the purchase of such Class A Shares, Fund Employees and other persons listed in section (2) must provide the Transfer Agent with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the New Orbitex Funds.

     LETTER OF INTENT. In submitting a Letter of Intent to purchase Class A Shares of the New Orbitex Funds at a reduced sales charge, the investor agrees to the terms of the Prospectus, the Applications used to buy such shares, and the language in this Statement of Additional Information as to Letters of Intent, as they may be amended from time to time by the Orbitex Group of Funds. Such amendments will apply automatically to existing Letters of Intent.

     A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A Shares of one or more of the Orbitex Funds during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The investor states the intention to make the aggregate amount of purchases (excluding any reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter to obtain the reduced sales charge rate (as set forth in "How To Purchase Shares" in the Prospectus) applicable to purchases of shares in that amount (the "intended amount"). Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended amount, as described in the Prospectus.

     In submitting a Letter, the investor makes no commitment to purchase Class A Shares, but if the investor's purchases of Class A Shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of such Fund shares on the last day of that period, do not equal or exceed the intended amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below, as those terms may be amended from time to time.

     The investor agrees that shares equal in value to 5% of the intended amount will be held in escrow by the Orbitex Group of Funds' transfer agent subject to the Terms of Escrow.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, Class A Shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to refer to the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     Terms of Escrow

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, Class A Shares of the Orbitex Fund equal in value to 5% of the intended amount specified in the Letter shall be held in escrow by the Orbitex Fund's transfer agent. For example, if the intended amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the transfer agent of the Orbitex Group of Funds as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. Shares held in escrow hereunder will automatically be exchanged for shares of another Fund to which an exchange is requested, and the escrow will be transferred to that other Fund.

     In-Kind. The New Orbitex Fund intends to pay all redemptions of its shares in cash. However, the New Orbitex Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The New Orbitex Funds, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, have filed a notification of election under which the New Orbitex Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Trustees of the Orbitex Group of Funds deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Orbitex Group of Funds does not anticipate making redemptions-in-kind.

     The right to redeem shares or to receive payment with respect to any redemption of shares of the New Orbitex Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the New Orbitex Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the New Orbitex Funds.

                              SHAREHOLDER SERVICES

     Systematic Withdrawal Program. A shareholder owning or purchasing shares of any Fund having a total value of $10,000 or more may participate in a systematic withdrawal program providing regular monthly or quarterly payments. An application form containing details of the Systematic Withdrawal Program is available upon request from the Funds' transfer agent. The Program is voluntary and may be terminated at any time by the shareholders.

     Income dividends and capital gain distributions on shares of the Funds held in a Systematic Withdrawal Program are automatically reinvested in additional shares of the relevant Fund at net asset value. A Systematic Withdrawal Program is not an annuity and does not and cannot protect against loss in declining markets. Amounts paid to a shareholder from the Systematic Withdrawal Program represents the proceeds from redemptions of Fund shares, and the value of the shareholder's investment in the Fund will be reduced to the extent that the payments exceed any increase in the aggregate value of the shareholder's shares (including shares purchased through reinvestment of dividends and distributions). If a shareholder receives payments that are greater than the appreciation in value of his or her shares, plus the income earned on the shares, the shareholder may eventually withdraw his or her entire account balance. This will occur more rapidly in a declining market. For tax purposes, depending upon the shareholder's cost basis and date of purchase, each withdrawal will result in a capital gain or loss. See "Dividends, Distributions and Taxes" in this SAI and in the New Orbitex Funds Prospectus.

     The Funds offer certain shareholder services, which are designed to facilitate investment in their shares. Each of the options is described in the Funds' Prospectus. All of these special services may be terminated by either the Funds or the shareholder without any prior written notice.

     Systematic Exchange Program. The Systematic Exchange Program allows you to make regular, systematic exchanges from one Orbitex Fund account into another Orbitex Fund account. By setting up the program, you authorize the New Orbitex Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

     To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Funds will be determined for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares in conformance with the provisions of the plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act., and dividing the result by the number of shares of such class outstanding. The net asset value of shares of each class of the Fund, other than the Cash Reserves Fund, is normally calculated as of the close of trading on the NYSE on every day the NYSE is open for trading. The NYSE is open Monday through Friday except on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the Cash Reserves Fund is normally calculated at 3:00 p.m. Eastern time on each day that the Federal Reserve Bank of New York is open. The Federal Reserve Bank of New York is open Monday through Friday except on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of the different classes of shares is expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

     For the Fund, other than the Cash Reserves Fund, short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by Orbitex Management and approved by the Board of Trustees of the Orbitex Group of Funds. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where Orbitex Management deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-Term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.

     Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Orbitex Group of Funds.

     Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days which are not business days in New York and on which the New Orbitex Fund's net asset value is not calculated. The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Orbitex Group of Funds.

     The securities in the Cash Reserve Fund's portfolio are valued at their amortized cost which does not take into account unrealized gains or losses on securities. This method involves initially valuing a security at its cost and thereafter assuming a constant amortization to maturity of any premium paid or accreting discount. The amortized cost method minimizes changes in the market value of the Fund's portfolio securities and is intended to help maintain a stable price of $1.00 per share; there can be no assurance, however, that the net asset value of the Cash Reserves Fund will remain at $1.00.

                                      TAXES

     Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code. In general, to qualify as a
RIC: (a) at least 90% of the gross income of the Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) the Fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains; and (c) the Fund must diversity its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

     In addition, the Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and at least 98% of its net capital gain (as of the twelve months ended October 31), in order to avoid a federal excise tax. The Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to the New Orbitex Fund's ordinary income and net capital gain are taxable as such to shareholders in the year in which they are received except dividends declared in October, November and December to the shareholders of record on a specified date in such a month and paid in January of the following year are taxable in the previous year.

     A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of net capital gain reflects the Fund's excess of net long-term  gains  over  its net  short-term  losses.  The  Fund  must  designate distributions of net capital gain and must notify shareholders of this designation within sixty days after the close of the Orbitex Group of Funds' taxable year. A corporate shareholder of the Fund cannot use a dividends-received deduction for distributions of net capital gain.

     Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

     At  the  time  of  purchase,   the  Fund's  net  asset  value  may  reflect
undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

     Income received by the Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to:
(i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     The Strategic Natural Resources Fund intends to meet the requirements of the Internal Revenue Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Shareholders of the Strategic Natural Resources Fund will be notified within 60 days after the close of each taxable year of the New Orbitex Fund, if that Fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the New Orbitex Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Internal Revenue Code, will not be affected by any such "pass through" of foreign tax credits.

     If, in any taxable year, the Fund should not qualify as a RIC under the Internal Revenue Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends paid or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the deduction for dividends received by corporations.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of foreign companies that may be treated as "passive foreign investment companies" ("PFICs") under the Internal Revenue Code. Certain other foreign corporations, not operated as investment companies, may also satisfy the PFIC definition. A portion of the income and gains that the Fund derives may be subject to a non-deductible federal income tax unless the Fund makes a mark-to-market election. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund's will elect to do mark-to-market and identified PFIC to avoid the PFIC tax.

     If the Fund purchases shares in certain foreign passive investment entities described in the Internal Revenue Code as passive foreign investment companies ("PFIC"), the Fund will be subject to U.S. federal income tax on a portion of any "excess distribution" (the Fund's ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the New Fund's holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such "excess distributions." If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC's ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund.

     Pursuant to legislation enacted on August 5, 1997 any taxpayer holding shares of "marketable" PFICs may make an election to mark that stock to market at the close of the taxpayer's taxable year. The New Orbitex Fund making an irrevocable election will mark its PFICs to market at taxable year-end for income tax purposes and at October 31 for purposes of the excise tax minimum distribution requirements of Code Section 4982. This provision is effective for taxable years of U.S. persons beginning after December 31, 1997.

                   ORGANIZATION OF THE ORBITEX GROUP OF FUNDS

     As a Delaware business trust entity, the Orbitex Group of Funds need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Orbitex Group of Funds, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the New Orbitex Funds; and (3) filling vacancies on the Board of Trustees of the Orbitex Group of Funds in the event that less than a majority of the Trustees were elected by shareholders. The Orbitex Group of Funds expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Orbitex Group of Funds may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Orbitex Group of Funds. The New Orbitex Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP whose address is 760 Federal Street, Boston, Massachusetts 02110 serves as the Orbitex Group of Funds' Independent Accountants providing services including (1) audit of annual financial statements, (2) assistance and consultation in connection with SEC filings and
(3) review of the annual federal income tax returns filed on behalf of the Orbitex Group of Funds.

                                  LEGAL MATTERS

     Legal advice regarding certain matters relating to the federal securities laws applicable to the Orbitex Group of Funds and the offer and sale of its shares has been provided by Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, which serves as Counsel to the Orbitex Group of Funds.

     The Orbitex Group of Funds has agreed that the word "Orbitex" in its name is derived from the name of Orbitex Management; that such name is the property of Orbitex Management for copyrights and/or other purposes; and that therefore, such name may freely be used by Orbitex Management for other investment companies, entities or products. The Orbitex Group of Funds has further agreed that in the event that for any reason, Orbitex Management ceases to be its investment Orbitex Management, the Orbitex Group of Funds will, unless Orbitex Management otherwise consents, promptly take all steps necessary to change its name to one which does not include "Orbitex."

     APPENDIX A

                       RATED INVESTMENTS - CORPORATE BONDS

     Excerpts from MOODY'S INVESTORS SERVICES, INC. ("MOODY'S") description of its bond ratings:

     "Aaa":

                           Bonds  that are rated  "Aaa" are  judged to be of the
                  best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge" Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa":

                           Bonds  that  are  rated  "Aa"  are  judged  to  be of
                  high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A":

                           Bonds  that are  rated  "A"  possess  many  favorable
                  investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa":

                           Bonds that are rated "Baa" are  considered  as medium
                  grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba":

                           Bonds   that  are  rated  "Ba"  are  judged  to  have
                  speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B":

                           Bonds   that   are   rated   "B"    generally    lack
                  characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa":

                           Bonds  that are  rated  "Caa"  are of poor  standing.
                  These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     Excerpts from STANDARD & POOR'S CORPORATION ("S&P") description of its bond ratings:

     "AAA":

                           Debt rated "AAA" has the highest  rating  assigned by
                  S&P. Capacity to pay interest and repay principal is extremely strong.

     "AA":

                           Debt rated  "AA" has a very  strong  capacity  to pay
                  interest and repay principal and differs from "AAA" issues by a small degree.

     "A":

                           Debt rated "A" has a strong  capacity to pay interest
                  and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     "BBB":

                           Bonds rated "BBB" are  regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     "BB", "B" AND "CCC":

                           Bonds rated "BB" and "B" are regarded, on balance, as
                  predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     COMMERCIAL PAPER

     The rating "PRIME-1" is the highest commercial paper rating assigned by MOODY'S. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "PRIME-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                               ------------------

                                     PART C

                               ------------------

                                OTHER INFORMATION

Item 15. Indemnification - Reference is made to Article VI of the Registrant's Amended Declaration of Trust previously filed in the Registration Statement on January 29, 1997 and to the subsection of the Proxy Statement/Prospectus entitled "Liability of Directors in Maryland and Trustees in Delaware" under the caption "Certain Comparative Information about Maryland funds and Delaware funds" in Part A of this Registration Statement.

          The Registrant will indemnify its Trustees and officers to the extent permitted by law. Indemnification may not be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (1) a final decision on the merits by a court or other body before whom the proceeding is brought that the Trustees or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of Trustees who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) he provides security for his agreement to repay; (2) the Registrant is insured against loss by reason of lawful advances; (3) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is a reason to believe that the Trustee or officer will be found entitled to indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 (the "193 Act") may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits - References are to Registrant's Post-Effective Amendment to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on April 23, 1999 (the "N-1A Registration Statement").

(1) Declaration of Trust of Orbitex Group of Funds (the "Trust"), dated December 13, 1996, previously filed in the Registrant's Registration Statement on January 29, 1997 is incorporated by reference into this Registration Statement.

(2)       By-Laws  of  the  Orbitex  Group  of  Funds  previously  filed  in the
          Registrant's   Registration   Statement   on  January   29,  1997  are
          incorporated by reference into this Registration Statement.

(3)       Not Applicable.

(4) Agreement and Plan of Reorganization, dated April 26, 1999, as amended, by and between the Orbitex Group of Funds and ASM (included as Annex A to Registrant's Proxy Statement/Prospectus contained in Part A of this Registration Statement).

(5)(a) Declaration of Trust of Orbitex Group of Funds (the "Trust"), dated December 13, 1996, previously filed in the Registrant's Registration Statement on January 29, 1997 is incorporated by reference into this Registration Statement.

(5)(b)    By-Laws  of  the  Orbitex  Group  of  Funds  previously  filed  in the
          Registrant's   Registration   Statement   on  January   29,  1997  are
          incorporated by reference into this Registration Statement.

(6)(a) Investment Advisory Agreement, dated June 1, 1997, by and between the Orbitex Group of Funds and Orbitex Management, Inc. on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund and Orbitex Management, Inc. previously filed in the N-1A Registration Statement is incorporated by reference into this Regisration Statement.

(6)(b) Investment Advisory Agreement, by and between the Orbitex Group of Funds and Orbitex Management, Inc. on behalf of the Orbitex Focus 30 Fund, as attached as Appendix B to Registrant's Proxy Statement/Prospectus contained in Part A of this Registration Statement.

(7)(a) Distribution Agreement, dated June 1, 1997, between the Orbitex Group of Funds and Funds Distributor, Inc. on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex
          Strategic Natural Resources Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Regisration Statement.

(7)(b) Form of Distribution Sub-Agreement, previously filed in Pre-Effective Amendment No. 2 to the Registration Statement, dated September 26, 1997, is incorporated by reference into this Registration Statement.

(7)(c) Form of Distribution Agreement on behalf of the Orbitex Focus 30 Fund is filed herewith.

(8)       Not Applicable.

(9)(a) Custodian Contract, dated May 14, 1997, by and between the Orbitex Group of Funds and State Street Bank and Trust Company on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Regisration Statement.

(9)(b) Form of Custodian Contract on behalf of the Orbitex Focus 30 Fund is filed herewith.

(10)(a) Class A Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated June 1, 1997, and amended January 21, 1998, previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(10)(b) Class B Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated May 27, 1998, previously filed in Post-Effective Amendment No. 4 to the Registration Statement, dated August 19, 1998, is incorporated by reference into this Registration Statement.

(10)(c) Shareholder Services Plan and Shareholder Servicing Agreement (Non-Rule 12-1 Plan) approved May 27, 1998 previously filed in the
          Registrant's Post-Effective Amendment No. 4 to the Registration Statement, dated August 19, 1998, is incorporated by reference into this Registration Statement.

(11) Opinion and Consent of Rogers & Wells LLP, counsel to the Registrant, with respect to the legality of the securities of the Orbitex Focus 30 Fund is filed herewith.

(12) Opinion and Consent of Rogers & Wells LLP with respect to tax matters is filed herewith.

(13)(a) Transfer Agency and Service Agreement, dated May 14, 1997, by and between the Orbitex Group of Funds and State Street Bank and Trust Company on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(13)(b) Form of Transfer Agency and Service Agreement on behalf of the Orbitex Focus 30 Fund is filed herewith.

(13)(c)   Administration  Agreement,  dated May 14,  1997,  by and  between  the
          Orbitex  Group of Fund and  State  Street  Bank and Trust  Company  on
          behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communication Fund and the Orbitex Strategic natural Resources Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(13)(d) Form of Administration Agreement on behalf of the Orbitex Focus 30 Fund is filed herewith.

(13)(e) Form of Individual Retirement Account Agreement previously filed in the Registrant's Pre-Effective Amendment No. 2 to the Registration Statement, dated September 26, 1997, is incorporated by reference into the Registration Statement.

(14)(a) Consent of PricewaterhouseCoopers LLP, independent accountants to the Registrant, dated May 26, 1999, is filed herewith.

(14)(b) Consent of PricewaterhouseCoopers LLP, independent accountants to ASM Index 30 Fund, Inc., dated May 28, 1999 is filed herewith.

(15)(a)   Financial  Statements of the Registrant  previously  filed in the N-1A
          Registration   Statement  are  incorporated  by  reference  into  this
          Registration Statement.

(15)(b) Financial Statements of ASM contained in its Post-Effective Amendment to its Registration Statement on Form N-1A, dated April 23, 1999, are incorporated by reference into the Registration Statement.

(16)      Power  of  Attorney,  dated  March  28,  1999,  contained  in the N-1A
          Registration   Statement  is   incorporated  by  reference  into  this
          Registration Statement.

Item 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 has been signed on behalf of the registrant, in the City of New York and State of New York, on the 28th day of May, 1999.

                                         ORBITEX GROUP OF FUNDS

                                         By:  /s/ Richard E. Stierwalt
                                            -----------------------------------
                                              Richard E. Stierwalt
                                              Trustee and Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated.

Signature                                                Title                                  Date
---------                                                -----                                  ----
/s/Otto J. Felber*                                      Trustee                             May 28, 1999
------------------------------
Otto J. Felber

                                                  Trustee, President,                       May 28, 1999
/s/ James L. Nelson*                             Assistant Treasurer &
------------------------------                    Assistant Secretary
James L. Nelson

/s/ M. Fyzul Khan                                      Secretary                            May 28, 1999
------------------------------
M. Fyzul Khan

/s/ Kimberly Ratz                                      Treasurer                            May 28, 1999
------------------------------
Kimberly Ratz

/s/Ronald Altbach*                                      Trustee                             May 28, 1999
------------------------------
Ronald Altbach

/s/Thomas Bachmann*                                     Trustee                             May 28, 1999
------------------------------
Thomas Bachmann

/s/ Richard E. Stierwalt                         Trustee and Assistant                      May 28, 1999
------------------------------                         Secretary
Richard E. Stierwalt

/s/John D. Morgan*                                      Trustee                             May 28, 1999
------------------------------
John D. Morgan

/s/Stephen H. Hamrick*                                  Trustee                             May 28, 1999
------------------------------
Stephen H. Hamrick

*  By: /s/Richard E. Stierwalt
       ---------------------------------------
       Richard E. Stierwalt, Attorney -in-Fact

                                  EXHIBIT LIST

Exhibit 1      Form of Distribution  Agreement on behalf of the Orbitex Focus 30
               Fund.

Exhibit 2      Form of  Custodian  Contract  on behalf of the  Orbitex  Focus 30
               Fund.

Exhibit 3 Opinion and Consent of Rogers & Wells LLP, counsel to the Registrant, with respect to the legality of the securities of the Orbitex Group of Funds.

Exhibit 4 Opinion and Consent of Rogers & Wells LLP with respect to tax matters.

Exhibit 5      Form of  Administration  Agreement on behalf of the Orbitex Focus
               30 Fund.

Exhibit 6 Form of Transfer Agency and Service Agreement on behalf of the Orbitex Focus 30 Fund.

Exhibit 7 Consent of PricewaterhouseCoopers LLP, independent accountants to the Registrant, dated May 26, 1999.

Exhibit 8 Consent of PricewaterhouseCoopers LLP, independent accountants to the Registrant, dated May 28, 1999.